Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Separate Account VL I of Talcott Resolution Life Insurance Company and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Separate Account VL I of Talcott Resolution Life Insurance Company (the “Account”), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

AB VPS Sustainable International Thematic Portfolio (Class B)	Invesco V.I. Small Cap Equity Fund (Series I)
AB VPS International Value Portfolio (Class B)	Lord Abbett Bond Debenture Portfolio (Class VC)
AB VPS Discovery Value Portfolio (Class B) (formerly AB VPS Small/Mid Cap Value Portfolio (Class B))	Lord Abbett Dividend Growth Portfolio (Class VC)
American Funds IS Asset Allocation Fund (Class 2)	Lord Abbett Growth and Income Portfolio (Class VC)
American Funds IS Washington Mutual Investors Fund (Class 2)	MFS® Investors Trust Series (Initial Class)
American Funds IS The Bond Fund of America® (Class 2)	MFS® New Discovery Series (Initial Class)
American Funds IS Global Growth Fund (Class 2)	MFS® Total Return Bond Series (Initial Class)
American Funds IS Global Small Capitalization Fund (Class 2)	MFS® Total Return Series (Initial Class)
American Funds IS Growth Fund (Class 2)	MFS® Value Series (Initial Class)
American Funds IS Growth-Income Fund (Class 2)	Invesco V.I. Capital Appreciation Fund (Series II)
American Funds IS International Fund (Class 2)	Invesco V.I. Global Fund (Series II)
American Funds IS New World Fund® (Class 2)	Invesco V.I. Main Street Fund® (Series II)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Invesco V.I. Main Street Small Cap Fund® (Series II)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	Putnam VT Small Cap Growth Fund (Class IB)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IA)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Putnam VT Large Cap Value Fund (Class IA)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Putnam VT Global Asset Allocation Fund (Class IA)
Fidelity® VIP Government Money Market Portfolio (Service Class)	Putnam VT Focused International Equity Fund (Class IA)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Putnam VT Global Health Care Fund (Class IA)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Putnam VT High Yield Fund (Class IA)
Fidelity® VIP Overseas Portfolio (Initial Class)	Putnam VT Income Fund (Class IA)
Franklin Income VIP Fund (Class 2)	Putnam VT International Equity Fund (Class IA)
Franklin Mutual Global Discovery VIP Fund (Class 2)	Putnam VT Emerging Markets Equity Fund (Class IA)
Franklin Mutual Shares VIP Fund (Class 2)	Putnam VT International Value Fund (Class IA)
Franklin Small Cap Value VIP Fund (Class 2)	Putnam VT Core Equity Fund (Class IA) (formerly Putnam VT Multi-Cap Core Fund (Class IA))
Franklin Strategic Income VIP Fund (Class 1)	Putnam VT Government Money Market Fund (Class IA)
Putnam VT George Putnam Balanced Fund (Class IA)	Putnam VT Sustainable Leaders Fund (Class IA)
Hartford Balanced HLS Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)
Hartford Capital Appreciation HLS Fund (Class IA)	Templeton Foreign VIP Fund (Class 2)
Hartford Disciplined Equity HLS Fund (Class IA)	Templeton Global Bond VIP Fund (Class 2)
Hartford Dividend and Growth HLS Fund (Class IA)	Templeton Growth VIP Fund (Class 2)
Hartford International Opportunities HLS Fund (Class IA)	Morgan Stanley VIF Discovery Portfolio (Class II)
Hartford MidCap HLS Fund (Class IA)	Putnam VT Large Cap Growth Fund (Class IA) (formerly Putnam VT Growth Opportunities Fund (Class IA))
Hartford Small Company HLS Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)
Hartford Stock HLS Fund (Class IA)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Hartford Total Return Bond HLS Fund (Class IA)	Putnam VT Diversified Income Fund (Class IB)
Hartford Ultrashort Bond HLS Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IB)
Invesco V.I. American Franchise Fund (Series I)	Putnam VT Focused International Equity Fund (Class IB)

SA-1

Report of Independent Registered Public Accounting Firm

Invesco V.I. American Value Fund (Series II)	Putnam VT High Yield Fund (Class IB)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	Putnam VT Income Fund (Class IB)
Invesco V.I. Comstock Fund (Series II)	Putnam VT International Equity Fund (Class IB)
Invesco V.I. Core Equity Fund (Series I)	Putnam VT Sustainable Leaders Fund (Class IB)
Invesco V.I. EQV International Equity Fund (Series I)	Putnam VT Large Cap Growth Fund (Class IB) (formerly Putnam VT Growth Opportunities Fund (Class IB))
Invesco V.I. Main Street Mid Cap Fund® (Series I)

We have also audited the accompanying statements of assets and liabilities of Invesco V.I. Discovery Mid Cap Growth Fund (Series I), and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	December 31, 2023	Year ended December 31, 2023	Two years in the period ended December 31, 2023	Three years in the period ended December 31, 2023 and the period from April 30, 2020 to December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Separate Account VL I of Talcott Resolution Life Insurance Company as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 22, 2024

We have served as the auditor of the Sub-Accounts that comprise Separate Account VL I of Talcott Resolution Life Insurance Company since 2002.

SA-2

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	AB VPS Sustainable International Thematic Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Discovery Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	7,133	25,355	67,509	411,306	333,696
Cost	$178,297	$484,370	$1,202,729	$8,232,771	$4,029,999
Fair Value	$123,620	$372,966	$1,177,356	$9,678,031	$4,741,816
Due from Sponsor Company	—	—	10	7	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	123,620	372,966	1,177,366	9,678,038	4,741,816

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	10	7	—

Total liabilities	—	—	10	7	—

Net assets:
For contract liabilities	$123,620	$372,966	$1,177,356	$9,678,031	$4,741,816

Deferred contracts in the accumulation period:
Units owned by participants #	8,360	32,359	28,918	210,214	82,303
Contract liability	$123,620	$372,966	$1,177,356	$9,678,031	$4,741,816

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-3

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	American Funds IS The Bond Fund of America® (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	399,911	199,076	155,042	250,776	332,901
Cost	$4,356,487	$5,115,260	$2,785,547	$17,869,438	$14,262,740
Fair Value	$3,759,163	$6,657,103	$2,713,227	$24,626,216	$19,408,122
Due from Sponsor Company	2,069	729	322	1,133	814
Receivable for fund shares sold	—	—	—	—	—

Total assets	3,761,232	6,657,832	2,713,549	24,627,349	19,408,936

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	2,069	729	322	1,133	814

Total liabilities	2,069	729	322	1,133	814

Net assets:
For contract liabilities	$3,759,163	$6,657,103	$2,713,227	$24,626,216	$19,408,122

Deferred contracts in the accumulation period:
Units owned by participants #	210,105	1,098,675	556,820	3,570,813	3,211,553
Contract liability	$3,759,163	$6,657,103	$2,713,227	$24,626,216	$19,408,122

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-4

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	369,988	138,727	363,546	17,272	17,843
Cost	$6,185,737	$2,902,228	$8,044,181	$271,076	$214,766
Fair Value	$6,441,493	$3,491,749	$9,034,108	$270,140	$200,204
Due from Sponsor Company	594	98	1,443	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	6,442,087	3,491,847	9,035,551	270,140	200,204

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	594	98	1,443	—	—

Total liabilities	594	98	1,443	—	—

Net assets:
For contract liabilities	$6,441,493	$3,491,749	$9,034,108	$270,140	$200,204

Deferred contracts in the accumulation period:
Units owned by participants #	161,753	61,569	907,494	45,585	9,599
Contract liability	$6,441,493	$3,491,749	$9,034,108	$270,140	$200,204

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-5

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	71,204	119,250	6,219,968	110,431	107,937
Cost	$944,799	$1,774,607	$6,219,968	$3,881,685	$3,540,331
Fair Value	$882,935	$1,818,570	$6,219,968	$5,171,498	$3,744,348
Due from Sponsor Company	—	—	2,574	—	235
Receivable for fund shares sold	—	—	—	—	—

Total assets	882,935	1,818,570	6,222,542	5,171,498	3,744,583

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	2,574	—	235

Total liabilities	—	—	2,574	—	235

Net assets:
For contract liabilities	$882,935	$1,818,570	$6,219,968	$5,171,498	$3,744,348

Deferred contracts in the accumulation period:
Units owned by participants #	38,073	69,309	560,292	94,281	84,707
Contract liability	$882,935	$1,818,570	$6,219,968	$5,171,498	$3,744,348

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-6

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	7,768	155,571	46,092	182,156	304,303
Cost	$144,806	$2,375,713	$884,402	$3,090,959	$4,431,776
Fair Value	$200,576	$2,209,103	$847,176	$2,792,449	$4,038,103
Due from Sponsor Company	—	65	—	—	282
Receivable for fund shares sold	—	—	—	—	—

Total assets	200,576	2,209,168	847,176	2,792,449	4,038,385

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	65	—	—	282

Total liabilities	—	65	—	—	282

Net assets:
For contract liabilities	$200,576	$2,209,103	$847,176	$2,792,449	$4,038,103

Deferred contracts in the accumulation period:
Units owned by participants #	39,735	80,812	26,740	74,228	63,475
Contract liability	$200,576	$2,209,103	$847,176	$2,792,449	$4,038,103

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-7

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	114,067	2,268	491,243	1,103,159	445,340
Cost	$1,241,977	$24,619	$12,531,125	$48,811,551	$6,970,470
Fair Value	$1,071,088	$31,189	$14,128,162	$50,800,480	$8,399,114
Due from Sponsor Company	46	—	14,237	2,109	149
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,071,134	31,189	14,142,399	50,802,589	8,399,263

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	46	—	14,237	2,109	149

Total liabilities	46	—	14,237	2,109	149

Net assets:
For contract liabilities	$1,071,088	$31,189	$14,128,162	$50,800,480	$8,399,114

Deferred contracts in the accumulation period:
Units owned by participants #	58,638	762	1,442,046	2,026,035	1,135,428
Contract liability	$1,071,088	$31,189	$14,128,162	$50,800,480	$8,399,114

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-8

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	904,172	528,077	380,398	361,348	245,803
Cost	$19,222,188	$7,399,689	$11,990,541	$6,778,880	$14,922,937
Fair Value	$20,461,418	$7,989,808	$10,403,879	$5,720,131	$23,764,215
Due from Sponsor Company	1,300	840	801	46	2,135
Receivable for fund shares sold	—	—	—	—	—

Total assets	20,462,718	7,990,648	10,404,680	5,720,177	23,766,350

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	1,300	840	801	46	2,135

Total liabilities	1,300	840	801	46	2,135

Net assets:
For contract liabilities	$20,461,418	$7,989,808	$10,403,879	$5,720,131	$23,764,215

Deferred contracts in the accumulation period:
Units owned by participants #	1,173,476	1,266,710	665,930	689,981	1,528,296
Contract liability	$20,461,418	$7,989,808	$10,403,879	$5,720,131	$23,764,215

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-9

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,207,676	742,876	2,952	26,724	27,907
Cost	$13,200,933	$7,484,862	$177,648	$419,542	$298,259
Fair Value	$11,557,455	$7,681,334	$174,078	$366,916	$242,236
Due from Sponsor Company	3,023	451	—	—	7
Receivable for fund shares sold	—	—	—	—	—

Total assets	11,560,478	7,681,785	174,078	366,916	242,243

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	3,023	451	—	—	7

Total liabilities	3,023	451	—	—	7

Net assets:
For contract liabilities	$11,557,455	$7,681,334	$174,078	$366,916	$242,236

Deferred contracts in the accumulation period:
Units owned by participants #	2,865,857	3,767,207	4,117	11,026	13,036
Contract liability	$11,557,455	$7,681,334	$174,078	$366,916	$242,236

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-10

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. EQV International Equity Fund (Series I)	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	43,594	4,365	8,144	88,495	45,705
Cost	$708,933	$128,944	$262,522	$990,135	$818,237
Fair Value	$853,575	$127,837	$277,635	$866,368	$786,133
Due from Sponsor Company	—	—	27	—	15
Receivable for fund shares sold	—	—	—	—	—

Total assets	853,575	127,837	277,662	866,368	786,148

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	27	—	15

Total liabilities	—	—	27	—	15

Net assets:
For contract liabilities	$853,575	$127,837	$277,635	$866,368	$786,133

Deferred contracts in the accumulation period:
Units owned by participants #	21,008	2,664	14,293	18,696	19,421
Contract liability	$853,575	$127,837	$277,635	$866,368	$786,133

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-11

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	52,445	122,854	20,563	7,471	56,975
Cost	$622,040	$1,936,988	$669,781	$210,685	$969,223
Fair Value	$541,233	$1,991,463	$741,516	$268,895	$737,254
Due from Sponsor Company	493	—	98	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	541,726	1,991,463	741,614	268,895	737,254

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	493	—	98	—	—

Total liabilities	493	—	98	—	—

Net assets:
For contract liabilities	$541,233	$1,991,463	$741,516	$268,895	$737,254

Deferred contracts in the accumulation period:
Units owned by participants #	23,754	42,475	21,877	5,352	10,745
Contract liability	$541,233	$1,991,463	$741,516	$268,895	$737,254

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-12

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	104,923	99,700	40,201	7,621	40,061
Cost	$1,384,504	$2,179,469	$730,109	$331,717	$1,416,697
Fair Value	$1,227,601	$2,319,028	$855,071	$340,182	$1,422,159
Due from Sponsor Company	49	357	71	—	5
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,227,650	2,319,385	855,142	340,182	1,422,164

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	49	357	71	—	5

Total liabilities	49	357	71	—	5

Net assets:
For contract liabilities	$1,227,601	$2,319,028	$855,071	$340,182	$1,422,159

Deferred contracts in the accumulation period:
Units owned by participants #	69,318	62,872	23,757	7,368	35,860
Contract liability	$1,227,601	$2,319,028	$855,071	$340,182	$1,422,159

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-13

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Invesco V.I. Main Street Fund® (Series II)	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	15,903	13,388	41,208	9,816	431,174
Cost	$342,336	$307,589	$685,211	$78,243	$10,336,918
Fair Value	$282,592	$352,107	$717,013	$45,352	$12,607,520
Due from Sponsor Company	—	12	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	282,592	352,119	717,013	45,352	12,607,520

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	12	—	—	—

Total liabilities	—	12	—	—	—

Net assets:
For contract liabilities	$282,592	$352,107	$717,013	$45,352	$12,607,520

Deferred contracts in the accumulation period:
Units owned by participants #	6,478	8,249	11,462	1,254	182,694
Contract liability	$282,592	$352,107	$717,013	$45,352	$12,607,520

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-14

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	46,955	306,703	9,293	442,148	167,092
Cost	$714,178	$4,582,600	$130,148	$2,962,948	$1,906,477
Fair Value	$824,528	$4,450,267	$158,902	$2,480,451	$1,403,572
Due from Sponsor Company	—	—	—	373	405
Receivable for fund shares sold	—	—	—	—	—

Total assets	824,528	4,450,267	158,902	2,480,824	1,403,977

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	373	405

Total liabilities	—	—	—	373	405

Net assets:
For contract liabilities	$824,528	$4,450,267	$158,902	$2,480,451	$1,403,572

Deferred contracts in the accumulation period:
Units owned by participants #	10,306	64,357	2,209	40,019	35,773
Contract liability	$824,528	$4,450,267	$158,902	$2,480,451	$1,403,572

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-15

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Core Equity Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	175,132	2,340	2,131	9,428	6,943
Cost	$2,656,293	$33,466	$26,386	$143,155	$6,943
Fair Value	$2,711,041	$39,944	$25,417	$177,721	$6,943
Due from Sponsor Company	50	—	—	—	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	2,711,091	39,944	25,417	177,721	6,943

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	50	—	—	—	—

Total liabilities	50	—	—	—	—

Net assets:
For contract liabilities	$2,711,041	$39,944	$25,417	$177,721	$6,943

Deferred contracts in the accumulation period:
Units owned by participants #	83,061	1,508	804	3,336	3,491
Contract liability	$2,711,041	$39,944	$25,417	$177,721	$6,943

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-16

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	269,027	73,432	17,480	102,657	30,433
Cost	$7,959,150	$930,968	$240,829	$1,682,632	$386,531
Fair Value	$11,129,656	$839,332	$248,911	$1,318,118	$364,889
Due from Sponsor Company	718	—	—	25	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	11,130,374	839,332	248,911	1,318,143	364,889

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	718	—	—	25	—

Total liabilities	718	—	—	25	—

Net assets:
For contract liabilities	$11,129,656	$839,332	$248,911	$1,318,118	$364,889

Deferred contracts in the accumulation period:
Units owned by participants #	86,112	24,448	9,612	76,526	18,546
Contract liability	$11,129,656	$839,332	$248,911	$1,318,118	$364,889

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-17

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Large Cap Growth Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	88,342	1,557,121	680,838	37,237	42,399
Cost	$884,367	$15,048,961	$17,192,015	$845,381	$246,259
Fair Value	$357,784	$21,861,982	$20,152,815	$890,337	$197,154
Due from Sponsor Company	8	568	2,600	943	28
Receivable for fund shares sold	—	—	—	—	—

Total assets	357,792	21,862,550	20,155,415	891,280	197,182

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	8	568	2,600	943	28

Total liabilities	8	568	2,600	943	28

Net assets:
For contract liabilities	$357,784	$21,861,982	$20,152,815	$890,337	$197,154

Deferred contracts in the accumulation period:
Units owned by participants #	9,398	650,156	1,037,585	24,711	11,694
Contract liability	$357,784	$21,861,982	$20,152,815	$890,337	$197,154

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-18

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Focused International Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	41,394	1,895	126,853	72,726	21,975
Cost	$936,756	$25,907	$811,170	$794,553	$319,921
Fair Value	$1,192,977	$27,019	$704,031	$602,900	$335,565
Due from Sponsor Company	—	196	—	13	—
Receivable for fund shares sold	—	—	—	—	—

Total assets	1,192,977	27,215	704,031	602,913	335,565

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	196	—	13	—

Total liabilities	—	196	—	13	—

Net assets:
For contract liabilities	$1,192,977	$27,019	$704,031	$602,900	$335,565

Deferred contracts in the accumulation period:
Units owned by participants #	17,172	688	21,605	30,770	10,957
Contract liability	$1,192,977	$27,019	$704,031	$602,900	$335,565

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-19

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2023

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Large Cap Growth Fund (Class IB)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	2,359	37,810	2,669
Cost	$77,186	$369,320	$188,388
Fair Value	$93,428	$509,683	$167,659
Due from Sponsor Company	—	—	—
Receivable for fund shares sold	—	—	—

Total assets	93,428	509,683	167,659

Liabilities:
Due to Sponsor Company	—	—	—
Payable for fund shares purchased	—	—	—

Total liabilities	—	—	—

Net assets:
For contract liabilities	$93,428	$509,683	$167,659

Deferred contracts in the accumulation period:
Units owned by participants #	1,216	15,228	12,358
Contract liability	$93,428	$509,683	$167,659

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-20

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	AB VPS Sustainable International Thematic Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Discovery Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$2,548	$9,783	$205,704	$83,595

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,349)	(13,506)	(18,213)	146,566	36,295
Net realized gain distributions	4,515	—	102,856	367,576	42,137
Change in unrealized appreciation (depreciation)	11,678	61,218	92,528	538,485	556,043
Net gain (loss) on investments	13,844	47,712	177,171	1,052,627	634,475

Net increase (decrease) in net assets resulting from operations	$13,844	$50,260	$186,954	$1,258,331	$718,070

The accompanying notes are an integral part of these financial statements.
SA-21

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	American Funds IS The Bond Fund of America® (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$126,633	$56,086	$6,877	$79,394	$245,249

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(49,256)	91,816	(53,320)	359,257	400,028
Net realized gain distributions	—	478,815	36,811	1,241,526	954,628
Change in unrealized appreciation (depreciation)	102,850	634,105	409,894	5,433,620	2,604,025
Net gain (loss) on investments	53,594	1,204,736	393,385	7,034,403	3,958,681

Net increase (decrease) in net assets resulting from operations	$180,227	$1,260,822	$400,262	$7,113,797	$4,203,930

The accompanying notes are an integral part of these financial statements.
SA-22

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$81,358	$48,545	$166,838	$6,096	$7,286

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(5,170)	28,164	93,854	(745)	(1,289)
Net realized gain distributions	—	—	250,431	2,809	13,326
Change in unrealized appreciation (depreciation)	860,603	409,285	380,586	23,550	(2,396)
Net gain (loss) on investments	855,433	437,449	724,871	25,614	9,641

Net increase (decrease) in net assets resulting from operations	$936,791	$485,994	$891,709	$31,710	$16,927

The accompanying notes are an integral part of these financial statements.
SA-23

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$36,176	$34,471	$312,324	$12,247	$13,648

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(134,122)	(1,045)	—	73,478	919
Net realized gain distributions	12,606	—	—	172,094	101,685
Change in unrealized appreciation (depreciation)	220,717	184,906	—	1,055,181	375,553
Net gain (loss) on investments	99,201	183,861	—	1,300,753	478,157

Net increase (decrease) in net assets resulting from operations	$135,377	$218,332	$312,324	$1,313,000	$491,805

The accompanying notes are an integral part of these financial statements.
SA-24

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,976	$108,860	$19,681	$50,317	$20,714

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,319	(7,209)	(9,719)	(26,665)	(86,939)
Net realized gain distributions	500	131,973	42,831	231,592	224,555
Change in unrealized appreciation (depreciation)	29,633	(56,918)	95,226	84,461	307,418
Net gain (loss) on investments	33,452	67,846	128,338	289,388	445,034

Net increase (decrease) in net assets resulting from operations	$35,428	$176,706	$148,019	$339,705	$465,748

The accompanying notes are an integral part of these financial statements.
SA-25

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$48,316	$431	$253,950	$414,809	$65,610

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(7,625)	783	102,811	(209,003)	86,176
Net realized gain distributions	—	—	389,134	814,969	51,797
Change in unrealized appreciation (depreciation)	43,241	4,449	1,134,597	7,855,163	1,339,690
Net gain (loss) on investments	35,616	5,232	1,626,542	8,461,129	1,477,663

Net increase (decrease) in net assets resulting from operations	$83,932	$5,663	$1,880,492	$8,875,938	$1,543,273

The accompanying notes are an integral part of these financial statements.
SA-26

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$306,309	$94,082	$4,293	$—	$304,641

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	130,871	10,519	(167,252)	(124,408)	963,279
Net realized gain distributions	1,716,905	—	713,449	—	1,126,205
Change in unrealized appreciation (depreciation)	493,674	756,784	841,184	963,219	(655,873)
Net gain (loss) on investments	2,341,450	767,303	1,387,381	838,811	1,433,611

Net increase (decrease) in net assets resulting from operations	$2,647,759	$861,385	$1,391,674	$838,811	$1,738,252

.

The accompanying notes are an integral part of these financial statements.
SA-27

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$395,925	$104,337	$—	$1,298	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(248,392)	10,164	(5,534)	(2,168)	(91,517)
Net realized gain distributions	—	—	4,405	72,299	—
Change in unrealized appreciation (depreciation)	635,609	288,222	65,170	(22,481)	120,540
Net gain (loss) on investments	387,217	298,386	64,041	47,650	29,023

Net increase (decrease) in net assets resulting from operations	$783,142	$402,723	$64,041	$48,948	$29,023

The accompanying notes are an integral part of these financial statements.
SA-28

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. EQV International Equity Fund (Series I)	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$12,824	$877	$615	$2,395	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	42,180	(748)	(425)	(16,417)	(7,785)
Net realized gain distributions	92,353	2,830	230	—	14,429
Change in unrealized appreciation (depreciation)	(48,662)	22,791	48,177	128,885	109,058
Net gain (loss) on investments	85,871	24,873	47,982	112,468	115,702

Net increase (decrease) in net assets resulting from operations	$98,695	$25,750	$48,597	$114,863	$115,702

The accompanying notes are an integral part of these financial statements.
SA-29

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$27,125	$15,499	$6,678	$1,789	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(8,379)	(80)	5,012	2,374	(33,746)
Net realized gain distributions	—	108,309	14,567	13,769	—
Change in unrealized appreciation (depreciation)	14,882	159,810	64,014	24,758	124,921
Net gain (loss) on investments	6,503	268,039	83,593	40,901	91,175

Net increase (decrease) in net assets resulting from operations	$33,628	$283,538	$90,271	$42,690	$91,175

The accompanying notes are an integral part of these financial statements.
SA-30

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$38,309	$46,177	$13,220	$—	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(13,640)	40,459	13,701	(2,763)	(18,799)
Net realized gain distributions	—	96,173	55,569	—	167,976
Change in unrealized appreciation (depreciation)	61,226	61,026	(19,434)	94,530	246,159
Net gain (loss) on investments	47,586	197,658	49,836	91,767	395,336

Net increase (decrease) in net assets resulting from operations	$85,895	$243,835	$63,056	$91,767	$395,336

The accompanying notes are an integral part of these financial statements.
SA-31

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Invesco V.I. Main Street Fund® (Series II)	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,331	$3,203	$—	$4,412	$263,986

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,664)	(403)	(4,989)	(22,199)	104,824
Net realized gain distributions	19,008	—	—	—	665,179
Change in unrealized appreciation (depreciation)	36,993	48,727	149,243	19,891	740,751
Net gain (loss) on investments	51,337	48,324	144,254	(2,308)	1,510,754

Net increase (decrease) in net assets resulting from operations	$52,668	$51,527	$144,254	$2,104	$1,774,740

The accompanying notes are an integral part of these financial statements.
SA-32

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$15,721	$39,176	$802	$132,926	$83,175

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,891	(29,879)	1,836	(65,624)	(42,999)
Net realized gain distributions	—	—	11,569	—	—
Change in unrealized appreciation (depreciation)	111,091	736,924	(555)	214,007	26,640
Net gain (loss) on investments	117,982	707,045	12,850	148,383	(16,359)

Net increase (decrease) in net assets resulting from operations	$133,703	$746,221	$13,652	$281,309	$66,816

The accompanying notes are an integral part of these financial statements.
SA-33

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Core Equity Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$7,035	$293	$396	$1,206	$316

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(28,125)	213	(97)	314	—
Net realized gain distributions	—	—	—	14,117	—
Change in unrealized appreciation (depreciation)	469,174	3,844	3,854	23,954	—
Net gain (loss) on investments	441,049	4,057	3,757	38,385	—

Net increase (decrease) in net assets resulting from operations	$448,084	$4,350	$4,153	$39,591	$316

The accompanying notes are an integral part of these financial statements.
SA-34

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$74,504	$1,117	$7,586	$—	$11,521

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	144,392	(12,527)	(405)	(34,350)	(3,209)
Net realized gain distributions	305,011	85,980	—	—	—
Change in unrealized appreciation (depreciation)	1,862,341	87,528	36,974	70,729	57,322
Net gain (loss) on investments	2,311,744	160,981	36,569	36,379	54,113

Net increase (decrease) in net assets resulting from operations	$2,386,248	$162,098	$44,155	$36,379	$65,634

The accompanying notes are an integral part of these financial statements.
SA-35

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Large Cap Growth Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$—	$—	$253,088	$14,857	$11,341

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(179,980)	241,272	340,114	499	(2,331)
Net realized gain distributions	—	253,310	742,532	25,494	—
Change in unrealized appreciation (depreciation)	300,352	6,502,755	2,910,887	42,265	(9)
Net gain (loss) on investments	120,372	6,997,337	3,993,533	68,258	(2,340)

Net increase (decrease) in net assets resulting from operations	$120,372	$6,997,337	$4,246,621	$83,115	$9,001

The accompanying notes are an integral part of these financial statements.
SA-36

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Focused International Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$23,111	$156	$38,193	$34,706	$125

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	20,758	(95)	(17,915)	(20,269)	(416)
Net realized gain distributions	64,785	—	—	—	—
Change in unrealized appreciation (depreciation)	59,988	3,911	59,829	12,940	57,678
Net gain (loss) on investments	145,531	3,816	41,914	(7,329)	57,262

Net increase (decrease) in net assets resulting from operations	$168,642	$3,972	$80,107	$27,377	$57,387

The accompanying notes are an integral part of these financial statements.
SA-37

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2023

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Large Cap Growth Fund (Class IB)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$404	$—	$—

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	517	20,182	(5,882)
Net realized gain distributions	2,475	7,080	—
Change in unrealized appreciation (depreciation)	15,657	151,318	26,523
Net gain (loss) on investments	18,649	178,580	20,641

Net increase (decrease) in net assets resulting from operations	$19,053	$178,580	$20,641

The accompanying notes are an integral part of these financial statements.
SA-38

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	AB VPS Sustainable International Thematic Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Discovery Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$2,548	$9,783	$205,704	$83,595
Net realized gain (loss) on security transactions	(2,349)	(13,506)	(18,213)	146,566	36,295
Net realized gain distributions	4,515	—	102,856	367,576	42,137
Change in unrealized appreciation (depreciation)	11,678	61,218	92,528	538,485	556,043

Net increase (decrease) in net assets resulting from operations	13,844	50,260	186,954	1,258,331	718,070

Unit transactions:
Purchases	—	—	30,472	221,355	95,337
Net transfers	—	(999)	(85,985)	(256,135)	108,677
Surrenders for benefit payments and fees	—	(17,948)	(31,739)	(321,944)	(57,916)
Other transactions	—	—	—	(25)	—
Death benefits	—	—	(23,206)	(345,539)	(170,962)
Net loan activity	(18)	(419)	(74,153)	24,632	(90,568)
Cost of insurance and other fees	(4,590)	(14,947)	(39,409)	(497,714)	(215,880)

Net increase (decrease) in net assets resulting from unit transactions	(4,608)	(34,313)	(224,020)	(1,175,370)	(331,312)

Net increase (decrease) in net assets	9,236	15,947	(37,066)	82,961	386,758

Net assets:
Beginning of period	114,384	357,019	1,214,422	9,595,070	4,355,058
End of period	$123,620	$372,966	$1,177,356	$9,678,031	$4,741,816

The accompanying notes are an integral part of these financial statements.
SA-39

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	American Funds IS The Bond Fund of America® (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$126,633	$56,086	$6,877	$79,394	$245,249
Net realized gain (loss) on security transactions	(49,256)	91,816	(53,320)	359,257	400,028
Net realized gain distributions	—	478,815	36,811	1,241,526	954,628
Change in unrealized appreciation (depreciation)	102,850	634,105	409,894	5,433,620	2,604,025

Net increase (decrease) in net assets resulting from operations	180,227	1,260,822	400,262	7,113,797	4,203,930

Unit transactions:
Purchases	140,989	163,855	92,526	452,877	383,603
Net transfers	240,600	(49,891)	12,219	(89,582)	(90,689)
Surrenders for benefit payments and fees	(93,349)	(108,314)	(308,790)	(888,378)	(791,335)
Other transactions	—	1	52	(127)	(77)
Death benefits	(59,816)	(66,125)	(80,532)	(167,113)	(325,019)
Net loan activity	(5,478)	(16,953)	(9,000)	(38,164)	(71,821)
Cost of insurance and other fees	(242,381)	(302,281)	(120,039)	(976,968)	(883,567)

Net increase (decrease) in net assets resulting from unit transactions	(19,435)	(379,708)	(413,564)	(1,707,455)	(1,778,905)

Net increase (decrease) in net assets	160,792	881,114	(13,302)	5,406,342	2,425,025

Net assets:
Beginning of period	3,598,371	5,775,989	2,726,529	19,219,874	16,983,097
End of period	$3,759,163	$6,657,103	$2,713,227	$24,626,216	$19,408,122

The accompanying notes are an integral part of these financial statements.
SA-40

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$81,358	$48,545	$166,838	$6,096	$7,286
Net realized gain (loss) on security transactions	(5,170)	28,164	93,854	(745)	(1,289)
Net realized gain distributions	—	—	250,431	2,809	13,326
Change in unrealized appreciation (depreciation)	860,603	409,285	380,586	23,550	(2,396)

Net increase (decrease) in net assets resulting from operations	936,791	485,994	891,709	31,710	16,927

Unit transactions:
Purchases	193,960	93,146	194,511	—	6,528
Net transfers	52,149	61,243	(4,515)	—	—
Surrenders for benefit payments and fees	(341,460)	(93,773)	(522,057)	(407)	(2,730)
Other transactions	—	—	53	—	—
Death benefits	(256,948)	(38,537)	(256,477)	(68)	—
Net loan activity	(10,655)	(6,394)	54,619	(18)	—
Cost of insurance and other fees	(321,070)	(121,682)	(495,914)	(14,153)	(12,157)

Net increase (decrease) in net assets resulting from unit transactions	(684,024)	(105,997)	(1,029,780)	(14,646)	(8,359)

Net increase (decrease) in net assets	252,767	379,997	(138,071)	17,064	8,568

Net assets:
Beginning of period	6,188,726	3,111,752	9,172,179	253,076	191,636
End of period	$6,441,493	$3,491,749	$9,034,108	$270,140	$200,204

The accompanying notes are an integral part of these financial statements.
SA-41

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$36,176	$34,471	$312,324	$12,247	$13,648
Net realized gain (loss) on security transactions	(134,122)	(1,045)	—	73,478	919
Net realized gain distributions	12,606	—	—	172,094	101,685
Change in unrealized appreciation (depreciation)	220,717	184,906	—	1,055,181	375,553

Net increase (decrease) in net assets resulting from operations	135,377	218,332	312,324	1,313,000	491,805

Unit transactions:
Purchases	1,723	5,491	596,152	121,741	63,143
Net transfers	(958,320)	640,796	609,306	6,921	65,185
Surrenders for benefit payments and fees	—	—	(946,361)	(56,679)	(77,562)
Other transactions	—	—	(25)	—	—
Death benefits	—	—	(180,470)	(76,752)	(61,050)
Net loan activity	—	—	95,452	(31,470)	(616)
Cost of insurance and other fees	(39,945)	(27,172)	(596,887)	(204,670)	(155,095)

Net increase (decrease) in net assets resulting from unit transactions	(996,542)	619,115	(422,833)	(240,909)	(165,995)

Net increase (decrease) in net assets	(861,165)	837,447	(110,509)	1,072,091	325,810

Net assets:
Beginning of period	1,744,100	981,123	6,330,477	4,099,407	3,418,538
End of period	$882,935	$1,818,570	$6,219,968	$5,171,498	$3,744,348

The accompanying notes are an integral part of these financial statements.
SA-42

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,976	$108,860	$19,681	$50,317	$20,714
Net realized gain (loss) on security transactions	3,319	(7,209)	(9,719)	(26,665)	(86,939)
Net realized gain distributions	500	131,973	42,831	231,592	224,555
Change in unrealized appreciation (depreciation)	29,633	(56,918)	95,226	84,461	307,418

Net increase (decrease) in net assets resulting from operations	35,428	176,706	148,019	339,705	465,748

Unit transactions:
Purchases	—	67,053	90,103	—	114,267
Net transfers	5	63,319	140,320	(5,510)	859
Surrenders for benefit payments and fees	(3,603)	(12,017)	(12,885)	(63,666)	(328,164)
Other transactions	—	—	—	—	—
Death benefits	—	(26,079)	(27,542)	(37,625)	(15,509)
Net loan activity	(149)	(8,093)	(120,697)	(11,593)	7,026
Cost of insurance and other fees	(10,186)	(84,836)	(133,638)	(88,059)	(186,050)

Net increase (decrease) in net assets resulting from unit transactions	(13,933)	(653)	(64,339)	(206,453)	(407,571)

Net increase (decrease) in net assets	21,495	176,053	83,680	133,252	58,177

Net assets:
Beginning of period	179,081	2,033,050	763,496	2,659,197	3,979,926
End of period	$200,576	$2,209,103	$847,176	$2,792,449	$4,038,103

The accompanying notes are an integral part of these financial statements.
SA-43

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$48,316	$431	$253,950	$414,809	$65,610
Net realized gain (loss) on security transactions	(7,625)	783	102,811	(209,003)	86,176
Net realized gain distributions	—	—	389,134	814,969	51,797
Change in unrealized appreciation (depreciation)	43,241	4,449	1,134,597	7,855,163	1,339,690

Net increase (decrease) in net assets resulting from operations	83,932	5,663	1,880,492	8,875,938	1,543,273

Unit transactions:
Purchases	13,732	—	385,641	763,061	155,279
Net transfers	(1,534)	(97)	134,671	(790,699)	(161,028)
Surrenders for benefit payments and fees	(1,219)	—	(310,999)	(1,415,957)	(222,392)
Other transactions	—	—	31	(25)	—
Death benefits	(16,751)	(4,515)	(528,117)	(1,180,290)	(59,574)
Net loan activity	794	(2)	(38,937)	49,141	(75,777)
Cost of insurance and other fees	(32,413)	(1,689)	(855,513)	(2,272,551)	(358,836)

Net increase (decrease) in net assets resulting from unit transactions	(37,391)	(6,303)	(1,213,223)	(4,847,320)	(722,328)

Net increase (decrease) in net assets	46,541	(640)	667,269	4,028,618	820,945

Net assets:
Beginning of period	1,024,547	31,829	13,460,893	46,771,862	7,578,169
End of period	$1,071,088	$31,189	$14,128,162	$50,800,480	$8,399,114

The accompanying notes are an integral part of these financial statements.
SA-44

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$306,309	$94,082	$4,293	$—	$304,641
Net realized gain (loss) on security transactions	130,871	10,519	(167,252)	(124,408)	963,279
Net realized gain distributions	1,716,905	—	713,449	—	1,126,205
Change in unrealized appreciation (depreciation)	493,674	756,784	841,184	963,219	(655,873)

Net increase (decrease) in net assets resulting from operations	2,647,759	861,385	1,391,674	838,811	1,738,252

Unit transactions:
Purchases	407,177	248,932	168,202	102,960	627,891
Net transfers	53,070	87,195	209,087	179,365	(574,509)
Surrenders for benefit payments and fees	(1,396,850)	(237,431)	(234,632)	(184,126)	(748,234)
Other transactions	55	(38)	1	(52)	(63)
Death benefits	(368,001)	(161,926)	(439,110)	(72,314)	(505,525)
Net loan activity	(23,315)	(133,135)	(46,319)	16,718	(25,660)
Cost of insurance and other fees	(1,039,195)	(426,308)	(435,118)	(271,230)	(1,161,373)

Net increase (decrease) in net assets resulting from unit transactions	(2,367,059)	(622,711)	(777,889)	(228,679)	(2,387,473)

Net increase (decrease) in net assets	280,700	238,674	613,785	610,132	(649,221)

Net assets:
Beginning of period	20,180,718	7,751,134	9,790,094	5,109,999	24,413,436
End of period	$20,461,418	$7,989,808	$10,403,879	$5,720,131	$23,764,215

The accompanying notes are an integral part of these financial statements.
SA-45

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$395,925	$104,337	$—	$1,298	$—
Net realized gain (loss) on security transactions	(248,392)	10,164	(5,534)	(2,168)	(91,517)
Net realized gain distributions	—	—	4,405	72,299	—
Change in unrealized appreciation (depreciation)	635,609	288,222	65,170	(22,481)	120,540

Net increase (decrease) in net assets resulting from operations	783,142	402,723	64,041	48,948	29,023

Unit transactions:
Purchases	395,491	1,048,402	7,933	7,555	6,666
Net transfers	440,120	(49,088)	7,495	(6,505)	(337,351)
Surrenders for benefit payments and fees	(748,760)	(217,546)	(56,175)	—	(346)
Other transactions	208	232	—	—	—
Death benefits	(793,263)	(413,822)	—	—	—
Net loan activity	174,756	(95,601)	(66)	(24)	(84)
Cost of insurance and other fees	(681,148)	(1,376,801)	(13,354)	(12,805)	(7,585)

Net increase (decrease) in net assets resulting from unit transactions	(1,212,596)	(1,104,224)	(54,167)	(11,779)	(338,700)

Net increase (decrease) in net assets	(429,454)	(701,501)	9,874	37,169	(309,677)

Net assets:
Beginning of period	11,986,909	8,382,835	164,204	329,747	551,913
End of period	$11,557,455	$7,681,334	$174,078	$366,916	$242,236

The accompanying notes are an integral part of these financial statements.
SA-46

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. EQV International Equity Fund (Series I)	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$12,824	$877	$615	$2,395	$—
Net realized gain (loss) on security transactions	42,180	(748)	(425)	(16,417)	(7,785)
Net realized gain distributions	92,353	2,830	230	—	14,429
Change in unrealized appreciation (depreciation)	(48,662)	22,791	48,177	128,885	109,058

Net increase (decrease) in net assets resulting from operations	98,695	25,750	48,597	114,863	115,702

Unit transactions:
Purchases	30,643	—	3,970	—	8,954
Net transfers	(82,283)	—	(2,430)	21,823	(1,430)
Surrenders for benefit payments and fees	(54,409)	(6,320)	(51,334)	(43,402)	(42,699)
Other transactions	—	—	—	—	—
Death benefits	—	—	(703)	(22,066)	(401)
Net loan activity	(12,370)	(58)	(387)	(1,673)	2,294
Cost of insurance and other fees	(45,569)	(5,976)	(9,738)	(31,076)	(24,350)

Net increase (decrease) in net assets resulting from unit transactions	(163,988)	(12,354)	(60,622)	(76,394)	(57,632)

Net increase (decrease) in net assets	(65,293)	13,396	(12,025)	38,469	58,070

Net assets:
Beginning of period	918,868	114,441	289,660	827,899	728,063
End of period	$853,575	$127,837	$277,635	$866,368	$786,133

The accompanying notes are an integral part of these financial statements.
SA-47

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$27,125	$15,499	$6,678	$1,789	$—
Net realized gain (loss) on security transactions	(8,379)	(80)	5,012	2,374	(33,746)
Net realized gain distributions	—	108,309	14,567	13,769	—
Change in unrealized appreciation (depreciation)	14,882	159,810	64,014	24,758	124,921

Net increase (decrease) in net assets resulting from operations	33,628	283,538	90,271	42,690	91,175

Unit transactions:
Purchases	14,941	18,828	11,053	5,752	19,402
Net transfers	176,791	(1,583)	729	10,018	(935)
Surrenders for benefit payments and fees	(915)	—	(56,886)	—	—
Other transactions	—	—	—	—	—
Death benefits	(197,674)	—	(551)	—	(6,202)
Net loan activity	(3,553)	(3,202)	(504)	—	(4,272)
Cost of insurance and other fees	(23,314)	(68,702)	(23,703)	(13,133)	(23,862)

Net increase (decrease) in net assets resulting from unit transactions	(33,724)	(54,659)	(69,862)	2,637	(15,869)

Net increase (decrease) in net assets	(96)	228,879	20,409	45,327	75,306

Net assets:
Beginning of period	541,329	1,762,584	721,107	223,568	661,948
End of period	$541,233	$1,991,463	$741,516	$268,895	$737,254

The accompanying notes are an integral part of these financial statements.
SA-48

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$38,309	$46,177	$13,220	$—	$—
Net realized gain (loss) on security transactions	(13,640)	40,459	13,701	(2,763)	(18,799)
Net realized gain distributions	—	96,173	55,569	—	167,976
Change in unrealized appreciation (depreciation)	61,226	61,026	(19,434)	94,530	246,159

Net increase (decrease) in net assets resulting from operations	85,895	243,835	63,056	91,767	395,336

Unit transactions:
Purchases	22,341	70,874	16,533	—	50,372
Net transfers	(5,389)	(338,497)	4,990	—	(80,532)
Surrenders for benefit payments and fees	(6,722)	(219,548)	(4,283)	(1,497)	(107,165)
Other transactions	—	—	—	—	—
Death benefits	(2,038)	(52,402)	(53,318)	—	—
Net loan activity	33	(4,193)	127	(5)	(1,843)
Cost of insurance and other fees	(74,459)	(179,126)	(38,665)	(21,862)	(45,990)

Net increase (decrease) in net assets resulting from unit transactions	(66,234)	(722,892)	(74,616)	(23,364)	(185,158)

Net increase (decrease) in net assets	19,661	(479,057)	(11,560)	68,403	210,178

Net assets:
Beginning of period	1,207,940	2,798,085	866,631	271,779	1,211,981
End of period	$1,227,601	$2,319,028	$855,071	$340,182	$1,422,159

The accompanying notes are an integral part of these financial statements.
SA-49

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Invesco V.I. Main Street Fund® (Series II)	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$1,331	$3,203	$—	$4,412	$263,986
Net realized gain (loss) on security transactions	(4,664)	(403)	(4,989)	(22,199)	104,824
Net realized gain distributions	19,008	—	—	—	665,179
Change in unrealized appreciation (depreciation)	36,993	48,727	149,243	19,891	740,751

Net increase (decrease) in net assets resulting from operations	52,668	51,527	144,254	2,104	1,774,740

Unit transactions:
Purchases	7,718	1,577	—	—	—
Net transfers	(294)	47,906	(1,389)	(58)	20,287
Surrenders for benefit payments and fees	(1,217)	(16,144)	(64,266)	(38)	(139,192)
Other transactions	—	—	—	—	—
Death benefits	—	(25,652)	—	(23,351)	(142,270)
Net loan activity	(1,352)	9	(1,738)	(1)	(72,021)
Cost of insurance and other fees	(8,657)	(9,651)	(24,089)	(3,867)	(534,306)

Net increase (decrease) in net assets resulting from unit transactions	(3,802)	(1,955)	(91,482)	(27,315)	(867,502)

Net increase (decrease) in net assets	48,866	49,572	52,772	(25,211)	907,238

Net assets:
Beginning of period	233,726	302,535	664,241	70,563	11,700,282
End of period	$282,592	$352,107	$717,013	$45,352	$12,607,520

The accompanying notes are an integral part of these financial statements.
SA-50

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$15,721	$39,176	$802	$132,926	$83,175
Net realized gain (loss) on security transactions	6,891	(29,879)	1,836	(65,624)	(42,999)
Net realized gain distributions	—	—	11,569	—	—
Change in unrealized appreciation (depreciation)	111,091	736,924	(555)	214,007	26,640

Net increase (decrease) in net assets resulting from operations	133,703	746,221	13,652	281,309	66,816

Unit transactions:
Purchases	—	98,480	—	58,999	39,722
Net transfers	8,521	31,792	18,915	172,394	(67)
Surrenders for benefit payments and fees	(82,911)	(68,995)	(3,240)	(33,620)	(12,077)
Other transactions	—	(26)	—	—	—
Death benefits	(28,849)	(55,793)	(18,901)	(278,238)	(26,154)
Net loan activity	(58)	1,668	(16)	234	(2,023)
Cost of insurance and other fees	(30,341)	(211,479)	(9,829)	(151,522)	(80,072)

Net increase (decrease) in net assets resulting from unit transactions	(133,638)	(204,353)	(13,071)	(231,753)	(80,671)

Net increase (decrease) in net assets	65	541,868	581	49,556	(13,855)

Net assets:
Beginning of period	824,463	3,908,399	158,321	2,430,895	1,417,427
End of period	$824,528	$4,450,267	$158,902	$2,480,451	$1,403,572

The accompanying notes are an integral part of these financial statements.
SA-51

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Core Equity Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$7,035	$293	$396	$1,206	$316
Net realized gain (loss) on security transactions	(28,125)	213	(97)	314	—
Net realized gain distributions	—	—	—	14,117	—
Change in unrealized appreciation (depreciation)	469,174	3,844	3,854	23,954	—

Net increase (decrease) in net assets resulting from operations	448,084	4,350	4,153	39,591	316

Unit transactions:
Purchases	122,424	—	—	—	—
Net transfers	(4,928)	—	—	—	—
Surrenders for benefit payments and fees	(113,422)	—	—	—	—
Other transactions	—	—	—	—	—
Death benefits	(45,100)	—	—	—	—
Net loan activity	(37,444)	(2)	—	—	—
Cost of insurance and other fees	(204,987)	(1,822)	(846)	(2,717)	(190)

Net increase (decrease) in net assets resulting from unit transactions	(283,457)	(1,824)	(846)	(2,717)	(190)

Net increase (decrease) in net assets	164,627	2,526	3,307	36,874	126

Net assets:
Beginning of period	2,546,414	37,418	22,110	140,847	6,817
End of period	$2,711,041	$39,944	$25,417	$177,721	$6,943

The accompanying notes are an integral part of these financial statements.
SA-52

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$74,504	$1,117	$7,586	$—	$11,521
Net realized gain (loss) on security transactions	144,392	(12,527)	(405)	(34,350)	(3,209)
Net realized gain distributions	305,011	85,980	—	—	—
Change in unrealized appreciation (depreciation)	1,862,341	87,528	36,974	70,729	57,322

Net increase (decrease) in net assets resulting from operations	2,386,248	162,098	44,155	36,379	65,634

Unit transactions:
Purchases	160,257	16,810	—	45,088	—
Net transfers	18,350	(9,407)	(2,095)	8,109	—
Surrenders for benefit payments and fees	(147,588)	(3,443)	(1,206)	(26,365)	(983)
Other transactions	—	—	—	—	—
Death benefits	(241,332)	—	(1,226)	(31,295)	—
Net loan activity	(37,346)	(1,398)	(35)	696	(5,071)
Cost of insurance and other fees	(433,018)	(24,103)	(8,277)	(68,343)	(16,790)

Net increase (decrease) in net assets resulting from unit transactions	(680,677)	(21,541)	(12,839)	(72,110)	(22,844)

Net increase (decrease) in net assets	1,705,571	140,557	31,316	(35,731)	42,790

Net assets:
Beginning of period	9,424,085	698,775	217,595	1,353,849	322,099
End of period	$11,129,656	$839,332	$248,911	$1,318,118	$364,889

The accompanying notes are an integral part of these financial statements.
SA-53

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Large Cap Growth Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$—	$253,088	$14,857	$11,341
Net realized gain (loss) on security transactions	(179,980)	241,272	340,114	499	(2,331)
Net realized gain distributions	—	253,310	742,532	25,494	—
Change in unrealized appreciation (depreciation)	300,352	6,502,755	2,910,887	42,265	(9)

Net increase (decrease) in net assets resulting from operations	120,372	6,997,337	4,246,621	83,115	9,001

Unit transactions:
Purchases	17,184	312,848	286,435	33,581	15,171
Net transfers	(30,953)	85,023	1,299,073	109	1,139
Surrenders for benefit payments and fees	(32,716)	(558,351)	(352,004)	(5,668)	—
Other transactions	—	—	29	—	—
Death benefits	(9,604)	(197,938)	(1,371,737)	—	—
Net loan activity	(2,904)	(30,678)	(11,965)	(2,007)	921
Cost of insurance and other fees	(13,244)	(881,674)	(917,804)	(35,350)	(15,366)

Net increase (decrease) in net assets resulting from unit transactions	(72,237)	(1,270,770)	(1,067,973)	(9,335)	1,865

Net increase (decrease) in net assets	48,135	5,726,567	3,178,648	73,780	10,866

Net assets:
Beginning of period	309,649	16,135,415	16,974,167	816,557	186,288
End of period	$357,784	$21,861,982	$20,152,815	$890,337	$197,154

The accompanying notes are an integral part of these financial statements.
SA-54

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Focused International Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$23,111	$156	$38,193	$34,706	$125
Net realized gain (loss) on security transactions	20,758	(95)	(17,915)	(20,269)	(416)
Net realized gain distributions	64,785	—	—	—	—
Change in unrealized appreciation (depreciation)	59,988	3,911	59,829	12,940	57,678

Net increase (decrease) in net assets resulting from operations	168,642	3,972	80,107	27,377	57,387

Unit transactions:
Purchases	31,161	3,410	18,613	35,066	13,656
Net transfers	259,628	(10)	33,679	43,401	12,032
Surrenders for benefit payments and fees	(91,915)	—	(53,225)	(36,546)	(18,937)
Other transactions	—	—	—	—	—
Death benefits	(206,805)	—	(38,154)	(43,485)	(36,868)
Net loan activity	5,524	2,796	(3,255)	(2,518)	(33)
Cost of insurance and other fees	(51,341)	(2,690)	(33,219)	(30,833)	(14,177)

Net increase (decrease) in net assets resulting from unit transactions	(53,748)	3,506	(75,561)	(34,915)	(44,327)

Net increase (decrease) in net assets	114,894	7,478	4,546	(7,538)	13,060

Net assets:
Beginning of period	1,078,083	19,541	699,485	610,438	322,505
End of period	$1,192,977	$27,019	$704,031	$602,900	$335,565

The accompanying notes are an integral part of these financial statements.
SA-55

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2023

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Large Cap Growth Fund (Class IB)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$404	$—	$—
Net realized gain (loss) on security transactions	517	20,182	(5,882)
Net realized gain distributions	2,475	7,080	—
Change in unrealized appreciation (depreciation)	15,657	151,318	26,523

Net increase (decrease) in net assets resulting from operations	19,053	178,580	20,641

Unit transactions:
Purchases	5,467	11,449	—
Net transfers	4,929	87,992	(7,982)
Surrenders for benefit payments and fees	—	(21,257)	(4,840)
Other transactions	—	—	—
Death benefits	—	(89,489)	—
Net loan activity	(2,801)	(60,339)	(222)
Cost of insurance and other fees	(4,791)	(27,623)	(14,041)

Net increase (decrease) in net assets resulting from unit transactions	2,804	(99,267)	(27,085)

Net increase (decrease) in net assets	21,857	79,313	(6,444)

Net assets:
Beginning of period	71,571	430,370	174,103
End of period	$93,428	$509,683	$167,659

The accompanying notes are an integral part of these financial statements.
SA-56

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	AB VPS Sustainable International Thematic Portfolio (Class B)	AB VPS International Value Portfolio (Class B)	AB VPS Discovery Value Portfolio (Class B)	American Funds IS Asset Allocation Fund (Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$15,907	$10,779	$192,425	$85,411
Net realized gain (loss) on security transactions	(1,949)	(53,789)	4,977	117,340	43,582
Net realized gain distributions	20,644	—	194,088	1,077,648	1,007,890
Change in unrealized appreciation (depreciation)	(64,266)	(38,808)	(454,853)	(2,972,425)	(1,541,988)

Net increase (decrease) in net assets resulting from operations	(45,571)	(76,690)	(245,009)	(1,585,012)	(405,105)

Unit transactions:
Purchases	—	—	36,796	239,635	86,449
Net transfers	—	(14,788)	(23,559)	1,519	148,051
Surrenders for benefit payments and fees	—	(42,715)	(22,390)	(338,276)	(104,403)
Other transactions	—	—	—	—	—
Death benefits	—	(24,507)	—	(32,783)	(64,158)
Net loan activity	(67)	(18,395)	(45,184)	(45,685)	(6,667)
Cost of insurance and other fees	(4,780)	(15,690)	(40,063)	(525,455)	(191,941)

Net increase (decrease) in net assets resulting from unit transactions	(4,847)	(116,095)	(94,400)	(701,045)	(132,669)

Net increase (decrease) in net assets	(50,418)	(192,785)	(339,409)	(2,286,057)	(537,774)

Net assets:
Beginning of period	164,802	549,804	1,553,831	11,881,127	4,892,832
End of period	$114,384	$357,019	$1,214,422	$9,595,070	$4,355,058

The accompanying notes are an integral part of these financial statements.
SA-57

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	American Funds IS The Bond Fund of America® (Class 2)	American Funds IS Global Growth Fund (Class 2)	American Funds IS Global Small Capitalization Fund (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$112,840	$41,467	$—	$71,545	$231,094
Net realized gain (loss) on security transactions	(79,425)	126,957	3,864	421,264	323,809
Net realized gain distributions	46,884	705,628	1,021,048	3,311,987	1,797,975
Change in unrealized appreciation (depreciation)	(642,441)	(2,900,478)	(2,198,713)	(12,580,471)	(5,917,034)

Net increase (decrease) in net assets resulting from operations	(562,142)	(2,026,426)	(1,173,801)	(8,775,675)	(3,564,156)

Unit transactions:
Purchases	149,939	167,419	100,573	460,369	397,826
Net transfers	43,164	(69,014)	12,523	(298,901)	(134,552)
Surrenders for benefit payments and fees	(318,277)	(145,682)	(69,691)	(626,628)	(269,882)
Other transactions	—	(25)	52	40	294
Death benefits	(17,244)	(98,029)	(32,796)	(211,568)	(301,649)
Net loan activity	4,747	(3,410)	1,227	(266,747)	(63,799)
Cost of insurance and other fees	(245,618)	(293,967)	(125,963)	(954,690)	(844,721)

Net increase (decrease) in net assets resulting from unit transactions	(383,289)	(442,708)	(114,075)	(1,898,125)	(1,216,483)

Net increase (decrease) in net assets	(945,431)	(2,469,134)	(1,287,876)	(10,673,800)	(4,780,639)

Net assets:
Beginning of period	4,543,802	8,245,123	4,014,405	29,893,674	21,763,736
End of period	$3,598,371	$5,775,989	$2,726,529	$19,219,874	$16,983,097

The accompanying notes are an integral part of these financial statements.
SA-58

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	American Funds IS International Fund (Class 2)	American Funds IS New World Fund® (Class 2)	Fidelity® VIP Equity-Income Portfolio (Initial Class)	Fidelity® VIP Asset Manager Portfolio (Initial Class)	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$116,510	$44,694	$176,614	$5,593	$3,143
Net realized gain (loss) on security transactions	(26,757)	27,723	113,178	(1,214)	(369)
Net realized gain distributions	959,485	318,045	310,451	19,416	7,129
Change in unrealized appreciation (depreciation)	(2,783,309)	(1,341,371)	(1,149,939)	(72,825)	(28,188)

Net increase (decrease) in net assets resulting from operations	(1,734,071)	(950,909)	(549,696)	(49,030)	(18,285)

Unit transactions:
Purchases	230,526	114,382	238,627	—	5,117
Net transfers	42,465	(96,094)	(4,009)	(2,077)	84,409
Surrenders for benefit payments and fees	(211,763)	(117,894)	(411,280)	(7,885)	(4,520)
Other transactions	(26)	—	—	—	—
Death benefits	(193,777)	(10,871)	(254,477)	(2,887)	—
Net loan activity	(21,213)	687	(90,799)	(25)	—
Cost of insurance and other fees	(317,844)	(121,538)	(507,740)	(20,552)	(8,682)

Net increase (decrease) in net assets resulting from unit transactions	(471,632)	(231,328)	(1,029,678)	(33,426)	76,324

Net increase (decrease) in net assets	(2,205,703)	(1,182,237)	(1,579,374)	(82,456)	58,039

Net assets:
Beginning of period	8,394,429	4,293,989	10,751,553	335,532	133,597
End of period	$6,188,726	$3,111,752	$9,172,179	$253,076	$191,636

The accompanying notes are an integral part of these financial statements.
SA-59

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	Fidelity® VIP Government Money Market Portfolio (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$34,411	$17,889	$86,056	$12,098	$9,708
Net realized gain (loss) on security transactions	(7,482)	(2,921)	—	98,492	7,840
Net realized gain distributions	190,555	71,802	—	230,064	239,942
Change in unrealized appreciation (depreciation)	(559,237)	(294,061)	—	(1,939,061)	(840,829)

Net increase (decrease) in net assets resulting from operations	(341,753)	(207,291)	86,056	(1,598,407)	(583,339)

Unit transactions:
Purchases	1,995	4,759	691,716	127,259	82,858
Net transfers	—	985	570,327	(18,242)	59,110
Surrenders for benefit payments and fees	(27,226)	(15,548)	(231,151)	(234,970)	(40,497)
Other transactions	—	—	(106)	—	—
Death benefits	—	—	(13,398)	(82,647)	—
Net loan activity	(11)	—	(123,942)	(58,439)	(2,373)
Cost of insurance and other fees	(42,213)	(22,938)	(583,986)	(197,962)	(146,407)

Net increase (decrease) in net assets resulting from unit transactions	(67,455)	(32,742)	309,460	(465,001)	(47,309)

Net increase (decrease) in net assets	(409,208)	(240,033)	395,516	(2,063,408)	(630,648)

Net assets:
Beginning of period	2,153,308	1,221,156	5,934,961	6,162,815	4,049,186
End of period	$1,744,100	$981,123	$6,330,477	$4,099,407	$3,418,538

The accompanying notes are an integral part of these financial statements.
SA-60

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Fidelity® VIP Overseas Portfolio (Initial Class)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Global Discovery VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)	Franklin Small Cap Value VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$2,032	$102,111	$11,210	$50,689	$41,521
Net realized gain (loss) on security transactions	5,324	1,873	(18,163)	(3,330)	(38,185)
Net realized gain distributions	1,889	41,447	67,036	306,119	783,561
Change in unrealized appreciation (depreciation)	(74,347)	(266,752)	(107,353)	(586,445)	(1,256,138)

Net increase (decrease) in net assets resulting from operations	(65,102)	(121,321)	(47,270)	(232,967)	(469,241)

Unit transactions:
Purchases	—	70,363	30,395	—	138,378
Net transfers	158	(49,039)	(36,959)	(65,930)	(7,383)
Surrenders for benefit payments and fees	(10,743)	(17,954)	(43,912)	(97,636)	(168,440)
Other transactions	—	—	—	—	—
Death benefits	(2,725)	(43,650)	(28,976)	(35,300)	(17,898)
Net loan activity	(150)	487	(32,505)	(1,932)	9,094
Cost of insurance and other fees	(13,399)	(86,249)	(54,401)	(93,953)	(183,502)

Net increase (decrease) in net assets resulting from unit transactions	(26,859)	(126,042)	(166,358)	(294,751)	(229,751)

Net increase (decrease) in net assets	(91,961)	(247,363)	(213,628)	(527,718)	(698,992)

Net assets:
Beginning of period	271,042	2,280,413	977,124	3,186,915	4,678,918
End of period	$179,081	$2,033,050	$763,496	$2,659,197	$3,979,926

The accompanying notes are an integral part of these financial statements.
SA-61

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Franklin Strategic Income VIP Fund (Class 1)	Putnam VT George Putnam Balanced Fund (Class IA)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$46,343	$403	$261,826	$464,876	$83,499
Net realized gain (loss) on security transactions	(4,457)	14,833	279,880	274,725	49,135
Net realized gain distributions	—	2,714	1,903,502	6,620,144	457,721
Change in unrealized appreciation (depreciation)	(162,911)	(28,092)	(4,784,130)	(16,748,342)	(2,446,598)

Net increase (decrease) in net assets resulting from operations	(121,025)	(10,142)	(2,338,922)	(9,388,597)	(1,856,243)

Unit transactions:
Purchases	16,725	—	480,432	840,808	168,344
Net transfers	619	3,322	(55,246)	(408,181)	(39,530)
Surrenders for benefit payments and fees	(2,696)	—	(1,014,704)	(4,784,055)	(204,457)
Other transactions	—	—	(5)	93	(55)
Death benefits	(1,373)	(61,977)	(434,910)	(758,120)	(1,022)
Net loan activity	782	(4)	(24,918)	(158,750)	(3,769)
Cost of insurance and other fees	(34,557)	(2,809)	(921,379)	(2,315,312)	(375,510)

Net increase (decrease) in net assets resulting from unit transactions	(20,500)	(61,468)	(1,970,730)	(7,583,517)	(455,999)

Net increase (decrease) in net assets	(141,525)	(71,610)	(4,309,652)	(16,972,114)	(2,312,242)

Net assets:
Beginning of period	1,166,072	103,439	17,770,545	63,743,976	9,890,411
End of period	$1,024,547	$31,829	$13,460,893	$46,771,862	$7,578,169

The accompanying notes are an integral part of these financial statements.
SA-62

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Hartford Dividend and Growth HLS Fund (Class IA)	Hartford International Opportunities HLS Fund (Class IA)	Hartford MidCap HLS Fund (Class IA)	Hartford Small Company HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$359,931	$136,428	$98,676	$—	$403,943
Net realized gain (loss) on security transactions	296,756	10,846	(114,168)	(81,803)	902,200
Net realized gain distributions	2,269,232	1,432,480	1,603,986	1,130,189	2,425,728
Change in unrealized appreciation (depreciation)	(5,102,976)	(3,405,786)	(5,056,838)	(3,355,197)	(5,179,809)

Net increase (decrease) in net assets resulting from operations	(2,177,057)	(1,826,032)	(3,468,344)	(2,306,811)	(1,447,938)

Unit transactions:
Purchases	450,046	198,591	166,218	125,626	549,829
Net transfers	(358,522)	65,148	(239,857)	351,232	(98,212)
Surrenders for benefit payments and fees	(867,612)	(240,524)	(243,126)	(42,431)	(498,354)
Other transactions	(70)	(94)	25	2	(75)
Death benefits	(343,683)	(45,146)	(505,134)	(131,147)	(348,461)
Net loan activity	(73,479)	(21,113)	(10,385)	(4,812)	(156,528)
Cost of insurance and other fees	(1,085,735)	(369,375)	(468,676)	(282,627)	(1,231,559)

Net increase (decrease) in net assets resulting from unit transactions	(2,279,055)	(412,513)	(1,300,935)	15,843	(1,783,360)

Net increase (decrease) in net assets	(4,456,112)	(2,238,545)	(4,769,279)	(2,290,968)	(3,231,298)

Net assets:
Beginning of period	24,636,830	9,989,679	14,559,373	7,400,967	27,644,734
End of period	$20,180,718	$7,751,134	$9,790,094	$5,109,999	$24,413,436

The accompanying notes are an integral part of these financial statements.
SA-63

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)	Invesco V.I. American Franchise Fund (Series I)	Invesco V.I. American Value Fund (Series II)	Invesco V.I. Balanced-Risk Allocation Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$394,763	$19,444	$—	$1,477	$44,278
Net realized gain (loss) on security transactions	(177,060)	(25,597)	1,668	294	(1,993)
Net realized gain distributions	157,985	—	50,115	59,849	20,632
Change in unrealized appreciation (depreciation)	(2,492,216)	(15,472)	(128,274)	(71,114)	(156,237)

Net increase (decrease) in net assets resulting from operations	(2,116,528)	(21,625)	(76,491)	(9,494)	(93,320)

Unit transactions:
Purchases	457,695	1,135,604	7,913	10,702	6,653
Net transfers	(322,362)	(442,432)	(2,141)	6,697	44
Surrenders for benefit payments and fees	(245,105)	(126,043)	(7,995)	—	(1,835)
Other transactions	160	157	—	—	—
Death benefits	(116,301)	(79,683)	—	—	—
Net loan activity	(66,733)	(5,131)	(360)	293	(507)
Cost of insurance and other fees	(724,833)	(1,310,899)	(11,213)	(11,183)	(12,789)

Net increase (decrease) in net assets resulting from unit transactions	(1,017,479)	(828,427)	(13,796)	6,509	(8,434)

Net increase (decrease) in net assets	(3,134,007)	(850,052)	(90,287)	(2,985)	(101,754)

Net assets:
Beginning of period	15,120,916	9,232,887	254,491	332,732	653,667
End of period	$11,986,909	$8,382,835	$164,204	$329,747	$551,913

The accompanying notes are an integral part of these financial statements.
SA-64

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Invesco V.I. Comstock Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)	Invesco V.I. Eqv International Equity Fund (Series I)	Invesco V.I. Main Street Mid Cap Fund® (Series I)	Invesco V.I. Small Cap Equity Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$12,644	$1,150	$5,316	$3,154	$—
Net realized gain (loss) on security transactions	34,953	312	(781)	(14,346)	(361)
Net realized gain distributions	28,831	19,537	33,910	188,439	140,324
Change in unrealized appreciation (depreciation)	(74,659)	(52,483)	(107,350)	(333,331)	(331,662)

Net increase (decrease) in net assets resulting from operations	1,769	(31,484)	(68,905)	(156,084)	(191,699)

Unit transactions:
Purchases	30,906	—	6,229	—	9,548
Net transfers	901	—	(2,424)	(31,340)	6,236
Surrenders for benefit payments and fees	(15,464)	(3,332)	(9,053)	(3,986)	(6,571)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	(55,513)	(1,294)
Net loan activity	(62,276)	(1,981)	(312)	(2,397)	2,135
Cost of insurance and other fees	(42,162)	(6,011)	(11,720)	(35,882)	(23,036)

Net increase (decrease) in net assets resulting from unit transactions	(88,095)	(11,324)	(17,280)	(129,118)	(12,982)

Net increase (decrease) in net assets	(86,326)	(42,808)	(86,185)	(285,202)	(204,681)

Net assets:
Beginning of period	1,005,194	157,249	375,845	1,113,101	932,744
End of period	$918,868	$114,441	$289,660	$827,899	$728,063

The accompanying notes are an integral part of these financial statements.
SA-65

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Lord Abbett Bond Debenture Portfolio (Class VC)	Lord Abbett Dividend Growth Portfolio (Class VC)	Lord Abbett Growth and Income Portfolio (Class VC)	MFS® Investors Trust Series (Initial Class)	MFS® New Discovery Series (Initial Class)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$25,296	$15,568	$9,708	$1,560	$—
Net realized gain (loss) on security transactions	(26,421)	25,083	19,372	2,759	(18,112)
Net realized gain distributions	2,088	258,530	59,828	29,909	221,600
Change in unrealized appreciation (depreciation)	(109,377)	(588,915)	(179,144)	(77,885)	(483,547)

Net increase (decrease) in net assets resulting from operations	(108,414)	(289,734)	(90,236)	(43,657)	(280,059)

Unit transactions:
Purchases	14,187	42,768	16,800	5,262	23,661
Net transfers	(200,208)	(129,446)	(8,875)	5,787	12,876
Surrenders for benefit payments and fees	(4,231)	(837)	(16,191)	—	(1,597)
Other transactions	—	—	—	—	—
Death benefits	(5,860)	—	(123,957)	—	—
Net loan activity	(71)	(3,815)	(2,592)	—	(1,226)
Cost of insurance and other fees	(32,486)	(64,597)	(28,128)	(11,249)	(23,602)

Net increase (decrease) in net assets resulting from unit transactions	(228,669)	(155,927)	(162,943)	(200)	10,112

Net increase (decrease) in net assets	(337,083)	(445,661)	(253,179)	(43,857)	(269,947)

Net assets:
Beginning of period	878,412	2,208,245	974,286	267,425	931,895
End of period	$541,329	$1,762,584	$721,107	$223,568	$661,948

The accompanying notes are an integral part of these financial statements.
SA-66

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	MFS® Total Return Bond Series (Initial Class)	MFS® Total Return Series (Initial Class)	MFS® Value Series (Initial Class)	Invesco V.I. Capital Appreciation Fund (Series II)	Invesco V.I. Global Fund (Series II)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$35,691	$51,217	$12,141	$—	$—
Net realized gain (loss) on security transactions	(9,911)	24,924	8,714	2,675	14,811
Net realized gain distributions	15,041	256,171	51,747	113,300	235,231
Change in unrealized appreciation (depreciation)	(243,106)	(652,679)	(129,841)	(243,823)	(819,007)

Net increase (decrease) in net assets resulting from operations	(202,285)	(320,367)	(57,239)	(127,848)	(568,965)

Unit transactions:
Purchases	25,123	70,479	15,601	—	60,601
Net transfers	5,835	(37,979)	(4,886)	—	(2,591)
Surrenders for benefit payments and fees	(2,779)	(28,899)	(6,135)	(41)	(33,338)
Other transactions	—	—	—	—	—
Death benefits	(10,734)	(33,055)	—	—	—
Net loan activity	(5,754)	(27,725)	74	(201)	(6,323)
Cost of insurance and other fees	(72,606)	(185,840)	(35,893)	(20,341)	(43,324)

Net increase (decrease) in net assets resulting from unit transactions	(60,915)	(243,019)	(31,239)	(20,583)	(24,975)

Net increase (decrease) in net assets	(263,200)	(563,386)	(88,478)	(148,431)	(593,940)

Net assets:
Beginning of period	1,471,140	3,361,471	955,109	420,210	1,805,921
End of period	$1,207,940	$2,798,085	$866,631	$271,779	$1,211,981

The accompanying notes are an integral part of these financial statements.
SA-67

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Invesco V.I. Main Street Fund® (Series II)	Invesco V.I. Main Street Small Cap Fund® (Series II)	Putnam VT Small Cap Growth Fund (Class IB)	Putnam VT Diversified Income Fund (Class IA)	Putnam VT Large Cap Value Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$2,797	$873	$—	$5,171	$207,080
Net realized gain (loss) on security transactions	1,349	2,846	(5,001)	(3,709)	153,712
Net realized gain distributions	97,191	40,921	147,916	1,564	1,036,232
Change in unrealized appreciation (depreciation)	(162,348)	(118,902)	(423,537)	(4,573)	(1,806,932)

Net increase (decrease) in net assets resulting from operations	(61,011)	(74,262)	(280,622)	(1,547)	(409,908)

Unit transactions:
Purchases	8,634	4,381	—	—	—
Net transfers	159	(56,660)	—	2	(26,282)
Surrenders for benefit payments and fees	(7,424)	(4,024)	(25,006)	(47)	(215,801)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	(178)	(108,755)
Net loan activity	(2,431)	(10)	(6,316)	(1)	(244,649)
Cost of insurance and other fees	(7,915)	(13,352)	(23,575)	(4,977)	(549,274)

Net increase (decrease) in net assets resulting from unit transactions	(8,977)	(69,665)	(54,897)	(5,201)	(1,144,761)

Net increase (decrease) in net assets	(69,988)	(143,927)	(335,519)	(6,748)	(1,554,669)

Net assets:
Beginning of period	303,714	446,462	999,760	77,311	13,254,951
End of period	$233,726	$302,535	$664,241	$70,563	$11,700,282

The accompanying notes are an integral part of these financial statements.
SA-68

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Putnam VT Global Asset Allocation Fund (Class IA)	Putnam VT Focused International Equity Fund (Class IA)	Putnam VT Global Health Care Fund (Class IA)	Putnam VT High Yield Fund (Class IA)	Putnam VT Income Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$14,517	$88,173	$1,044	$144,827	$92,824
Net realized gain (loss) on security transactions	2,234	(17,971)	7,944	(101,149)	(62,103)
Net realized gain distributions	82,638	1,689,044	14,468	5,189	—
Change in unrealized appreciation (depreciation)	(260,172)	(2,684,433)	(33,920)	(382,033)	(268,783)

Net increase (decrease) in net assets resulting from operations	(160,783)	(925,187)	(10,464)	(333,166)	(238,062)

Unit transactions:
Purchases	—	117,673	—	58,307	55,174
Net transfers	(8,686)	(16,750)	(18,913)	(28,968)	6,227
Surrenders for benefit payments and fees	(319)	(62,047)	(4,377)	(71,135)	(70,484)
Other transactions	—	—	—	—	—
Death benefits	(514)	(220,742)	(351)	(78,341)	(71,465)
Net loan activity	(80)	(31,904)	(16)	1,336	(21,321)
Cost of insurance and other fees	(31,015)	(228,107)	(13,314)	(161,555)	(89,149)

Net increase (decrease) in net assets resulting from unit transactions	(40,614)	(441,877)	(36,971)	(280,356)	(191,018)

Net increase (decrease) in net assets	(201,397)	(1,367,064)	(47,435)	(613,522)	(429,080)

Net assets:
Beginning of period	1,025,860	5,275,463	205,756	3,044,417	1,846,507
End of period	$824,463	$3,908,399	$158,321	$2,430,895	$1,417,427

The accompanying notes are an integral part of these financial statements.
SA-69

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Putnam VT International Equity Fund (Class IA)	Putnam VT Emerging Markets Equity Fund (Class IA)	Putnam VT International Value Fund (Class IA)	Putnam VT Core Equity Fund (Class IA)	Putnam VT Government Money Market Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$45,732	$—	$623	$2,368	$87
Net realized gain (loss) on security transactions	(26,067)	506	(1,957)	434	—
Net realized gain distributions	274,047	4,746	978	38,292	—
Change in unrealized appreciation (depreciation)	(741,348)	(20,013)	(2,090)	(67,356)	—

Net increase (decrease) in net assets resulting from operations	(447,636)	(14,761)	(2,446)	(26,262)	87

Unit transactions:
Purchases	57,641	—	—	—	—
Net transfers	115,662	26	—	—	—
Surrenders for benefit payments and fees	(48,300)	—	(4,594)	—	—
Other transactions	—	—	—	—	—
Death benefits	(51,500)	(217)	—	—	—
Net loan activity	(822)	(1)	—	—	—
Cost of insurance and other fees	(141,386)	(2,529)	(2,903)	(2,505)	(181)

Net increase (decrease) in net assets resulting from unit transactions	(68,705)	(2,721)	(7,497)	(2,505)	(181)

Net increase (decrease) in net assets	(516,341)	(17,482)	(9,943)	(28,767)	(94)

Net assets:
Beginning of period	3,062,755	54,900	32,053	169,614	6,911
End of period	$2,546,414	$37,418	$22,110	$140,847	$6,817

The accompanying notes are an integral part of these financial statements.
SA-70

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Putnam VT Sustainable Leaders Fund (Class IA)	Putnam VT Small Cap Value Fund (Class IB)	Templeton Foreign VIP Fund (Class 2)	Templeton Global Bond VIP Fund (Class 2)	Templeton Growth VIP Fund (Class 2)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$86,634	$1,276	$6,821	$—	$540
Net realized gain (loss) on security transactions	230,514	(14,179)	(3,907)	(21,990)	(11,031)
Net realized gain distributions	1,541,120	104,713	—	—	—
Change in unrealized appreciation (depreciation)	(4,795,889)	(203,829)	(23,782)	(49,831)	(35,904)

Net increase (decrease) in net assets resulting from operations	(2,937,621)	(112,019)	(20,868)	(71,821)	(46,395)

Unit transactions:
Purchases	207,155	19,979	2,967	52,631	12,795
Net transfers	(152,983)	(6,954)	(23,478)	3,054	(5,818)
Surrenders for benefit payments and fees	(312,666)	(46,276)	(5,744)	(5,947)	(6,071)
Other transactions	—	—	—	—	—
Death benefits	(46,629)	—	—	(3,893)	(25,482)
Net loan activity	(115,294)	(9,885)	(71)	856	224
Cost of insurance and other fees	(460,572)	(24,467)	(8,030)	(67,147)	(18,005)

Net increase (decrease) in net assets resulting from unit transactions	(880,989)	(67,603)	(34,356)	(20,446)	(42,357)

Net increase (decrease) in net assets	(3,818,610)	(179,622)	(55,224)	(92,267)	(88,752)

Net assets:
Beginning of period	13,242,695	878,397	272,819	1,446,116	410,851
End of period	$9,424,085	$698,775	$217,595	$1,353,849	$322,099

The accompanying notes are an integral part of these financial statements.
SA-71

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Morgan Stanley VIF Discovery Portfolio (Class II)	Putnam VT Large Cap Growth Fund (Class IA)	BlackRock S&P 500 Index V.I. Fund (Class I)	Fidelity® VIP Equity-Income Portfolio (Service Class 2)	Putnam VT Diversified Income Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$—	$—	$271,891	$14,256	$12,345
Net realized gain (loss) on security transactions	(231,530)	270,365	200,910	1,674	(4,826)
Net realized gain distributions	258,022	3,331,086	836,763	28,474	3,898
Change in unrealized appreciation (depreciation)	(674,551)	(11,082,675)	(5,331,033)	(89,982)	(15,850)

Net increase (decrease) in net assets resulting from operations	(648,059)	(7,481,224)	(4,021,469)	(45,578)	(4,433)

Unit transactions:
Purchases	20,173	352,352	333,182	37,261	11,734
Net transfers	(119,622)	9,689	(556,606)	2,103	100
Surrenders for benefit payments and fees	(4,656)	(524,753)	(114,822)	(7,165)	—
Other transactions	—	1	(21)	—	—
Death benefits	—	(480,900)	(241,368)	—	—
Net loan activity	3,360	(107,991)	(19,241)	2,588	(7)
Cost of insurance and other fees	(19,133)	(888,345)	(964,290)	(33,111)	(10,546)

Net increase (decrease) in net assets resulting from unit transactions	(119,878)	(1,639,947)	(1,563,166)	1,676	1,281

Net increase (decrease) in net assets	(767,937)	(9,121,171)	(5,584,635)	(43,902)	(3,152)

Net assets:
Beginning of period	1,077,586	25,256,586	22,558,802	860,459	189,440
End of period	$309,649	$16,135,415	$16,974,167	$816,557	$186,288

The accompanying notes are an integral part of these financial statements.
SA-72

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Putnam VT Large Cap Value Fund (Class IB)	Putnam VT Focused International Equity Fund (Class IB)	Putnam VT High Yield Fund (Class IB)	Putnam VT Income Fund (Class IB)	Putnam VT International Equity Fund (Class IB)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$18,658	$365	$39,568	$39,493	$5,522
Net realized gain (loss) on security transactions	59,768	10	(15,327)	(31,607)	(7,994)
Net realized gain distributions	108,093	8,273	1,501	—	39,529
Change in unrealized appreciation (depreciation)	(223,731)	(13,143)	(124,047)	(116,057)	(99,871)

Net increase (decrease) in net assets resulting from operations	(37,212)	(4,495)	(98,305)	(108,171)	(62,814)

Unit transactions:
Purchases	44,598	1,366	23,610	47,645	23,174
Net transfers	(197,861)	(2)	(24,204)	(45,306)	(39,645)
Surrenders for benefit payments and fees	(35,433)	(167)	(9,217)	(24,245)	(2,402)
Other transactions	—	—	—	—	—
Death benefits	(41)	—	—	—	(5,614)
Net loan activity	(1,923)	(134)	1,056	(23,721)	143
Cost of insurance and other fees	(55,158)	(2,150)	(35,361)	(31,999)	(13,638)

Net increase (decrease) in net assets resulting from unit transactions	(245,818)	(1,087)	(44,116)	(77,626)	(37,982)

Net increase (decrease) in net assets	(283,030)	(5,582)	(142,421)	(185,797)	(100,796)

Net assets:
Beginning of period	1,361,113	25,123	841,906	796,235	423,301
End of period	$1,078,083	$19,541	$699,485	$610,438	$322,505

The accompanying notes are an integral part of these financial statements.
SA-73

Separate Account VL I
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2022

	Putnam VT Sustainable Leaders Fund (Class IB)	Putnam VT Large Cap Growth Fund (Class IB)	Invesco V.I. Discovery Mid Cap Growth Fund (Series I)
	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$415	$—	$—
Net realized gain (loss) on security transactions	2,280	6,011	681
Net realized gain distributions	11,545	102,127	53,555
Change in unrealized appreciation (depreciation)	(36,261)	(330,946)	(137,484)

Net increase (decrease) in net assets resulting from operations	(22,021)	(222,808)	(83,248)

Unit transactions:
Purchases	5,403	20,081	—
Net transfers	—	(74,981)	—
Surrenders for benefit payments and fees	(615)	(672)	(50)
Other transactions	—	—	—
Death benefits	—	—	—
Net loan activity	(6,774)	(4,514)	(15)
Cost of insurance and other fees	(3,761)	(28,680)	(14,559)

Net increase (decrease) in net assets resulting from unit transactions	(5,747)	(88,766)	(14,624)

Net increase (decrease) in net assets	(27,768)	(311,574)	(97,872)

Net assets:
Beginning of period	99,339	741,944	271,975
End of period	$71,571	$430,370	$174,103

The accompanying notes are an integral part of these financial statements.
SA-74

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1.Organization:
Separate Account VL I (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account. The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Resolution Life, Inc. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

In 2023, the Account was comprised of the following Sub-Accounts:

AB VPS Sustainable International Thematic Portfolio (Class B)
AB VPS International Value Portfolio (Class B)
AB VPS Discovery Value Portfolio (Class B) (formerly AB VPS Small/Mid Cap Value Portfolio (Class B))
American Funds IS Asset Allocation Fund (Class 2)
American Funds IS Washington Mutual Investors Fund (Class 2)
American Funds IS The Bond Fund of America® (Class 2)
American Funds IS Global Growth Fund (Class 2)
American Funds IS Global Small Capitalization Fund (Class 2)
American Funds IS Growth Fund (Class 2)
American Funds IS Growth-Income Fund (Class 2)
American Funds IS International Fund (Class 2)
American Funds IS New World Fund® (Class 2)
Fidelity® VIP Equity-Income Portfolio (Initial Class)
Fidelity® VIP Asset Manager Portfolio (Initial Class)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)
Fidelity® VIP Government Money Market Portfolio (Service Class)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)
Fidelity® VIP Overseas Portfolio (Initial Class)
Franklin Income VIP Fund (Class 2)
Franklin Mutual Global Discovery VIP Fund (Class 2)
Franklin Mutual Shares VIP Fund (Class 2)
Franklin Small Cap Value VIP Fund (Class 2)
Franklin Strategic Income VIP Fund (Class 1)
Putnam VT George Putnam Balanced Fund (Class IA)
Hartford Balanced HLS Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)

SA-75

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1.Organization (continued):

Hartford Disciplined Equity HLS Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)
Hartford International Opportunities HLS Fund (Class IA)
Hartford MidCap HLS Fund (Class IA)
Hartford Small Company HLS Fund (Class IA)
Hartford Stock HLS Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)
Invesco V.I. American Franchise Fund (Series I)
Invesco V.I. American Value Fund (Series II)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)
Invesco V.I. Comstock Fund (Series II)
Invesco V.I. Core Equity Fund (Series I)
Invesco V.I. EQV International Equity Fund (Series I)
Invesco V.I. Main Street Mid Cap Fund® (Series I)
Invesco V.I. Small Cap Equity Fund (Series I)
Lord Abbett Bond Debenture Portfolio (Class VC)
Lord Abbett Dividend Growth Portfolio (Class VC)
Lord Abbett Growth and Income Portfolio (Class VC)
MFS® Investors Trust Series (Initial Class)
MFS® New Discovery Series (Initial Class)
MFS® Total Return Bond Series (Initial Class)
MFS® Total Return Series (Initial Class)
MFS® Value Series (Initial Class)
Invesco V.I. Capital Appreciation Fund (Series II)
Invesco V.I. Global Fund (Series II)
Invesco V.I. Main Street Fund® (Series II)
Invesco V.I. Main Street Small Cap Fund® (Series II)
Putnam VT Small Cap Growth Fund (Class IB)
Putnam VT Diversified Income Fund (Class IA)
Putnam VT Large Cap Value Fund (Class IA)
Putnam VT Global Asset Allocation Fund (Class IA)
Putnam VT Focused International Equity Fund (Class IA)
Putnam VT Global Health Care Fund (Class IA)
Putnam VT High Yield Fund (Class IA)
Putnam VT Income Fund (Class IA)
Putnam VT International Equity Fund (Class IA)
Putnam VT Emerging Markets Equity Fund (Class IA)
Putnam VT International Value Fund (Class IA)
Putnam VT Core Equity Fund (Class IA) (formerly Putnam VT Multi-Cap Core Fund (Class IA))
Putnam VT Government Money Market Fund (Class IA)

SA-76

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
1.Organization (continued):

Putnam VT Sustainable Leaders Fund (Class IA)
Putnam VT Small Cap Value Fund (Class IB)
Templeton Foreign VIP Fund (Class 2)
Templeton Global Bond VIP Fund (Class 2)
Templeton Growth VIP Fund (Class 2)
Morgan Stanley VIF Discovery Portfolio (Class II)
Putnam VT Large Cap Growth Fund (Class IA) (formerly Putnam VT Growth Opportunities Fund (Class IA))
BlackRock S&P 500 Index V.I. Fund (Class I)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Putnam VT Diversified Income Fund (Class IB)
Putnam VT Large Cap Value Fund (Class IB)
Putnam VT Focused International Equity Fund (Class IB)
Putnam VT High Yield Fund (Class IB)
Putnam VT Income Fund (Class IB)
Putnam VT International Equity Fund (Class IB)
Putnam VT Sustainable Leaders Fund (Class IB)
Putnam VT Large Cap Growth Fund (Class IB) (formerly Putnam VT Growth Opportunities Fund (Class IB))
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. There were no mergers during the period ended December 31, 2023.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.    Significant Accounting Policies:

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

SA-77

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in ‘Death benefits’ on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2023 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2023, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2019 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2023.

SA-78

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These expenses are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

c)    Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of $25 for these services. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

d)    Rider Charges - The Sponsor Company will charge an expense for various rider charges, which are deducted through the redemption of units from applicable contract owners’ accounts and are included in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets. The various rider charges are as follows:

Rider Name	Increment	$ or %
Enhanced No Lapse Guarantee Rider	monthly, per $1,000 of face amount	$0.10*
Term Insurance Rider	monthly, per $1,000 of the net amount at risk	$83.33*
Deduction Amount Waiver Rider	of the monthly deduction amount	34.5%*
Waiver of Specified Amount Disability Benefit Rider	monthly, per $1 of specified amount	$0.199*
Accidental Death Benefit Rider	monthly, per $1,000 of the net amount at risk	$0.183*
Yearly Renewable Term Life Insurance Rider	monthly, per $1,000 of the net amount at risk	$10.475833*
Guaranteed Withdrawal Benefit	monthly, of account value invested in the Eligible Investment Choices	0.0625%*
Waiver of Scheduled Premium Option Rider	each time waived	11%
Lifetime No Lapse Guarantee Rider	monthly, per $1,000 of the face amount	$0.06*
LifeAccess Accelerated Benefit Rider	monthly, per 1,000 of the benefit net amount at risk	$1.61192*
Accelerated Death Benefit Rider	one time charge when benefit exercised	$300.00
Child Insurance Rider	monthly, per $1,000 of coverage	$0.50

* Maximum charge

e)    Issue Charges - The Sponsor Company may make deductions to cover issue expenses at a maximum fee of $54.17 per $1,000 of the initial face amount. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

f)    Other fees - The monthly per $1,000 charge, which is based on the initial face amount, may be deducted, by the Sponsor Company, at a maximum fee of $32. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance and other fees’ on the accompanying Statements of Changes in Net Assets.

SA-79

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):

g)    Transactions with Related Parties - There are no transactions with related parties during the period ended December 31, 2023.

4.    Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2023 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Sustainable International Thematic Portfolio (Class B)	$—	$4,608
AB VPS International Value Portfolio (Class B)	—	34,312
AB VPS Discovery Value Portfolio (Class B)	23,762	247,782
American Funds IS Asset Allocation Fund (Class 2)	189,089	1,364,459
American Funds IS Washington Mutual Investors Fund (Class 2)	179,219	510,532
American Funds IS The Bond Fund of America® (Class 2)	253,655	273,089
American Funds IS Global Growth Fund (Class 2)	103,338	483,046
American Funds IS Global Small Capitalization Fund (Class 2)	24,404	437,968
American Funds IS Growth Fund (Class 2)	225,591	1,933,046
American Funds IS Growth-Income Fund (Class 2)	198,173	1,977,077
American Funds IS International Fund (Class 2)	139,215	823,238
American Funds IS New World Fund® (Class 2)	119,437	225,434
Fidelity® VIP Equity-Income Portfolio (Initial Class)	81,962	1,111,743
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	14,645
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	5,015	13,374
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	1,080	997,621
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	644,264	25,148
Fidelity® VIP Government Money Market Portfolio (Service Class)	1,098,226	1,521,058
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	195,368	436,277
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	63,283	229,278
Fidelity® VIP Overseas Portfolio (Initial Class)	832	14,764
Franklin Income VIP Fund (Class 2)	122,839	123,491
Franklin Mutual Global Discovery VIP Fund (Class 2)	36,215	100,554
Franklin Mutual Shares VIP Fund (Class 2)	2	206,455
Franklin Small Cap Value VIP Fund (Class 2)	52,006	459,576
Franklin Strategic Income VIP Fund (Class 1)	3,987	41,377
Putnam VT George Putnam Balanced Fund (Class IA)	—	6,304
Hartford Balanced HLS Fund (Class IA)	198,765	1,411,989
Hartford Capital Appreciation HLS Fund (Class IA)	810,235	5,657,556
Hartford Disciplined Equity HLS Fund (Class IA)	93,440	815,767
Hartford Dividend and Growth HLS Fund (Class IA)	94,168	2,461,227
Hartford International Opportunities HLS Fund (Class IA)	123,718	746,429
Hartford MidCap HLS Fund (Class IA)	99,234	877,123
Hartford Small Company HLS Fund (Class IA)	175,661	404,340
Hartford Stock HLS Fund (Class IA)	114,734	2,502,205

SA-80

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
Hartford Total Return Bond HLS Fund (Class IA)	$215,748	$1,428,345
Hartford Ultrashort Bond HLS Fund (Class IA)	822,148	1,926,372
Invesco V.I. American Franchise Fund (Series I)	12,705	66,871
Invesco V.I. American Value Fund (Series II)	8,078	19,856
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	5,589	344,289
Invesco V.I. Comstock Fund (Series II)	20,302	184,289
Invesco V.I. Core Equity Fund (Series I)	—	12,354
Invesco V.I. EQV International Equity Fund (Series I)	1,593	62,215
Invesco V.I. Main Street Mid Cap Fund® (Series I)	355	76,749
Invesco V.I. Small Cap Equity Fund (Series I)	4,814	62,446
Lord Abbett Bond Debenture Portfolio (Class VC)	20,311	54,035
Lord Abbett Dividend Growth Portfolio (Class VC)	32,032	86,690
Lord Abbett Growth and Income Portfolio (Class VC)	11,322	81,184
MFS® Investors Trust Series (Initial Class)	15,489	12,852
MFS® New Discovery Series (Initial Class)	57,453	73,322
MFS® Total Return Bond Series (Initial Class)	16,857	83,091
MFS® Total Return Series (Initial Class)	31,504	754,395
MFS® Value Series (Initial Class)	11,095	85,711
Invesco V.I. Capital Appreciation Fund (Series II)	—	23,365
Invesco V.I. Global Fund (Series II)	70,962	256,119
Invesco V.I. Main Street Fund® (Series II)	9,865	13,667
Invesco V.I. Main Street Small Cap Fund® (Series II)	23,859	25,813
Putnam VT Small Cap Growth Fund (Class IB)	—	91,483
Putnam VT Diversified Income Fund (Class IA)	—	27,314
Putnam VT Large Cap Value Fund (Class IA)	—	867,503
Putnam VT Global Asset Allocation Fund (Class IA)	—	133,638
Putnam VT Focused International Equity Fund (Class IA)	48,281	252,634
Putnam VT Global Health Care Fund (Class IA)	1,385	14,456
Putnam VT High Yield Fund (Class IA)	19,557	251,309
Putnam VT Income Fund (Class IA)	24,888	105,559
Putnam VT International Equity Fund (Class IA)	73,834	357,291
Putnam VT Emerging Markets Equity Fund (Class IA)	—	1,824
Putnam VT International Value Fund (Class IA)	—	846
Putnam VT Core Equity Fund (Class IA)	—	2,717
Putnam VT Government Money Market Fund (Class IA)	—	190
Putnam VT Sustainable Leaders Fund (Class IA)	65,082	745,760
Putnam VT Small Cap Value Fund (Class IB)	18,585	40,126
Templeton Foreign VIP Fund (Class 2)	—	12,839
Templeton Global Bond VIP Fund (Class 2)	32,630	104,741
Templeton Growth VIP Fund (Class 2)	—	22,844
Morgan Stanley VIF Discovery Portfolio (Class II)	14,053	86,290
Putnam VT Large Cap Growth Fund (Class IA)	49,795	1,320,566

SA-81

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
4. Purchases and Sales of Investments (continued):

Sub-Account	Purchases at Cost	Proceeds from Sales
BlackRock S&P 500 Index V.I. Fund (Class I)	$2,438,343	$3,506,316
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	33,222	42,556
Putnam VT Diversified Income Fund (Class IB)	9,493	7,629
Putnam VT Large Cap Value Fund (Class IB)	75,718	129,466
Putnam VT Focused International Equity Fund (Class IB)	5,876	2,371
Putnam VT High Yield Fund (Class IB)	5,443	81,003
Putnam VT Income Fund (Class IB)	20,134	55,048
Putnam VT International Equity Fund (Class IB)	12,076	56,403
Putnam VT Sustainable Leaders Fund (Class IB)	9,384	6,579
Putnam VT Large Cap Growth Fund (Class IB)	17,807	117,073
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	—	27,086

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Sustainable International Thematic Portfolio (Class B)	—	331	(331)
AB VPS International Value Portfolio (Class B)	—	3,210	(3,210)
AB VPS Discovery Value Portfolio (Class B)	670	6,610	(5,940)
American Funds IS Asset Allocation Fund (Class 2)	4,502	32,438	(27,936)
American Funds IS Washington Mutual Investors Fund (Class 2)	3,544	9,898	(6,354)
American Funds IS The Bond Fund of America® (Class 2)	14,736	15,843	(1,107)
American Funds IS Global Growth Fund (Class 2)	18,855	88,900	(70,045)
American Funds IS Global Small Capitalization Fund (Class 2)	5,468	98,699	(93,231)
American Funds IS Growth Fund (Class 2)	36,518	325,009	(288,491)
American Funds IS Growth-Income Fund (Class 2)	37,074	370,305	(333,231)
American Funds IS International Fund (Class 2)	3,650	21,925	(18,275)
American Funds IS New World Fund® (Class 2)	2,181	4,257	(2,076)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	8,883	120,862	(111,979)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	2,648	(2,648)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	250	674	(424)
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	49	46,376	(46,327)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	27,542	1,031	26,511
Fidelity® VIP Government Money Market Portfolio (Service Class)	102,768	140,048	(37,280)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	4,002	9,206	(5,204)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	1,555	5,631	(4,076)
Fidelity® VIP Overseas Portfolio (Initial Class)	180	3,196	(3,016)
Franklin Income VIP Fund (Class 2)	4,805	4,778	27
Franklin Mutual Global Discovery VIP Fund (Class 2)	1,292	3,545	(2,253)
Franklin Mutual Shares VIP Fund (Class 2)	—	5,975	(5,975)

SA-82

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Small Cap Value VIP Fund (Class 2)	889	7,948	(7,059)
Franklin Strategic Income VIP Fund (Class 1)	228	2,374	(2,146)
Putnam VT George Putnam Balanced Fund (Class IA)	—	174	(174)
Hartford Balanced HLS Fund (Class IA)	21,798	156,733	(134,935)
Hartford Capital Appreciation HLS Fund (Class IA)	36,443	248,834	(212,391)
Hartford Disciplined Equity HLS Fund (Class IA)	13,901	120,566	(106,665)
Hartford Dividend and Growth HLS Fund (Class IA)	5,890	153,863	(147,973)
Hartford International Opportunities HLS Fund (Class IA)	20,618	126,738	(106,120)
Hartford MidCap HLS Fund (Class IA)	6,655	60,575	(53,920)
Hartford Small Company HLS Fund (Class IA)	24,077	53,662	(29,585)
Hartford Stock HLS Fund (Class IA)	7,786	170,693	(162,907)
Hartford Total Return Bond HLS Fund (Class IA)	56,316	370,010	(313,694)
Hartford Ultrashort Bond HLS Fund (Class IA)	415,253	972,506	(557,253)
Invesco V.I. American Franchise Fund (Series I)	323	1,679	(1,356)
Invesco V.I. American Value Fund (Series II)	268	666	(398)
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	315	18,950	(18,635)
Invesco V.I. Comstock Fund (Series II)	543	4,886	(4,343)
Invesco V.I. Core Equity Fund (Series I)	—	278	(278)
Invesco V.I. EQV International Equity Fund (Series I)	87	3,412	(3,325)
Invesco V.I. Main Street Mid Cap Fund® (Series I)	9	1,763	(1,754)
Invesco V.I. Small Cap Equity Fund (Series I)	130	1,677	(1,547)
Lord Abbett Bond Debenture Portfolio (Class VC)	925	2,486	(1,561)
Lord Abbett Dividend Growth Portfolio (Class VC)	763	2,019	(1,256)
Lord Abbett Growth and Income Portfolio (Class VC)	362	2,565	(2,203)
MFS® Investors Trust Series (Initial Class)	339	282	57
MFS® New Discovery Series (Initial Class)	879	1,172	(293)
MFS® Total Return Bond Series (Initial Class)	997	4,921	(3,924)
MFS® Total Return Series (Initial Class)	915	21,825	(20,910)
MFS® Value Series (Initial Class)	330	2,561	(2,231)
Invesco V.I. Capital Appreciation Fund (Series II)	—	581	(581)
Invesco V.I. Global Fund (Series II)	2,022	7,249	(5,227)
Invesco V.I. Main Street Fund® (Series II)	251	354	(103)
Invesco V.I. Main Street Small Cap Fund® (Series II)	604	706	(102)
Putnam VT Small Cap Growth Fund (Class IB)	—	1,614	(1,614)
Putnam VT Diversified Income Fund (Class IA)	—	795	(795)
Putnam VT Large Cap Value Fund (Class IA)	—	13,848	(13,848)
Putnam VT Global Asset Allocation Fund (Class IA)	—	1,831	(1,831)
Putnam VT Focused International Equity Fund (Class IA)	755	3,973	(3,218)
Putnam VT Global Health Care Fund (Class IA)	21	219	(198)
Putnam VT High Yield Fund (Class IA)	336	4,357	(4,021)
Putnam VT Income Fund (Class IA)	660	2,804	(2,144)

SA-83

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT International Equity Fund (Class IA)	2,392	12,059	(9,667)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	73	(73)
Putnam VT International Value Fund (Class IA)	—	28	(28)
Putnam VT Core Equity Fund (Class IA)	—	58	(58)
Putnam VT Government Money Market Fund (Class IA)	—	98	(98)
Putnam VT Sustainable Leaders Fund (Class IA)	572	6,637	(6,065)
Putnam VT Small Cap Value Fund (Class IB)	658	1,398	(740)
Templeton Foreign VIP Fund (Class 2)	—	535	(535)
Templeton Global Bond VIP Fund (Class 2)	1,963	6,304	(4,341)
Templeton Growth VIP Fund (Class 2)	—	1,264	(1,264)
Morgan Stanley VIF Discovery Portfolio (Class II)	448	2,772	(2,324)
Putnam VT Large Cap Growth Fund (Class IA)	1,762	46,843	(45,081)
BlackRock S&P 500 Index V.I. Fund (Class I)	137,413	202,904	(65,491)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	986	1,290	(304)
Putnam VT Diversified Income Fund (Class IB)	587	475	112
Putnam VT Large Cap Value Fund (Class IB)	1,237	2,014	(777)
Putnam VT Focused International Equity Fund (Class IB)	160	65	95
Putnam VT High Yield Fund (Class IB)	179	2,644	(2,465)
Putnam VT Income Fund (Class IB)	1,070	2,918	(1,848)
Putnam VT International Equity Fund (Class IB)	423	1,945	(1,522)
Putnam VT Sustainable Leaders Fund (Class IB)	138	97	41
Putnam VT Large Cap Growth Fund (Class IB)	662	4,011	(3,349)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	—	2,163	(2,163)

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Sustainable International Thematic Portfolio (Class B)	—	349	(349)
AB VPS International Value Portfolio (Class B)	118	11,768	(11,650)
AB VPS Discovery Value Portfolio (Class B)	900	3,588	(2,688)
American Funds IS Asset Allocation Fund (Class 2)	2,149	19,361	(17,212)
American Funds IS Washington Mutual Investors Fun (Class 2)	3,722	6,250	(2,528)
American Funds IS The Bond Fund of America® (Class 2)	12,420	34,363	(21,943)
American Funds IS Global Growth Fund (Class 2)	16,436	103,325	(86,889)
American Funds IS Global Small Capitalization Fund (Class 2)	17,970	42,176	(24,206)
American Funds IS Growth Fund (Class 2)	48,561	394,877	(346,316)
American Funds IS Growth-Income Fund (Class 2)	49,135	297,819	(248,684)
American Funds IS International Fund (Class 2)	6,288	19,695	(13,407)
American Funds IS New World Fund® (Class 2)	2,042	6,816	(4,774)
Fidelity® VIP Equity-Income Portfolio (Initial Class)	7,669	123,964	(116,295)

SA-84

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Asset Manager Portfolio (Initial Class)	—	6,165	(6,165)
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)	4,579	589	3,990
Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)	12	3,175	(3,163)
Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)	119	1,489	(1,370)
Fidelity® VIP Government Money Market Portfolio (Service Class)	147,324	117,603	29,721
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	2,810	13,270	(10,460)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	7,177	7,816	(639)
Fidelity® VIP Overseas Portfolio (Initial Class)	—	6,111	(6,111)
Franklin Income VIP Fund (Class 2)	1,910	6,779	(4,869)
Franklin Mutual Global Discovery VIP Fund (Class 2)	879	7,229	(6,350)
Franklin Mutual Shares VIP Fund (Class 2)	85	8,858	(8,773)
Franklin Small Cap Value VIP Fund (Class 2)	1,499	5,541	(4,042)
Franklin Strategic Income VIP Fund (Class 1)	540	1,703	(1,163)
Putnam VT George Putnam Balanced Fund (Class IA)	—	1,624	(1,624)
Hartford Balanced HLS Fund (Class IA)	12,446	237,847	(225,401)
Hartford Capital Appreciation HLS Fund (Class IA)	2,103	347,662	(345,559)
Hartford Disciplined Equity HLS Fund (Class IA)	10,547	82,199	(71,652)
Hartford Dividend and Growth HLS Fund (Class IA)	6,706	154,364	(147,658)
Hartford International Opportunities HLS Fund (Class IA)	28,006	103,436	(75,430)
Hartford MidCap HLS Fund (Class IA)	5,639	96,162	(90,523)
Hartford Small Company HLS Fund (Class IA)	57,195	57,390	(195)
Hartford Stock HLS Fund (Class IA)	9,798	135,257	(125,459)
Hartford Total Return Bond HLS Fund (Class IA)	76,775	338,081	(261,306)
Hartford Ultrashort Bond HLS Fund (Class IA)	384,003	814,401	(430,398)
Invesco V.I. American Franchise Fund (Series I)	390	760	(370)
Invesco V.I. American Value Fund (Series II)	525	299	226
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	320	775	(455)
Invesco V.I. Comstock Fund (Series II)	1,860	4,476	(2,616)
Invesco V.I. Core Equity Fund (Series I)	—	270	(270)
Invesco V.I. Eqv International Equity Fund (Series I)	171	1,228	(1,057)
Invesco V.I. Main Street Mid Cap Fund® (Series I)	—	3,125	(3,125)
Invesco V.I. Small Cap Equity Fund (Series I)	442	828	(386)
Lord Abbett Bond Debenture Portfolio (Class VC)	921	11,426	(10,505)
Lord Abbett Dividend Growth Portfolio (Class VC)	1,951	5,585	(3,634)
Lord Abbett Growth and Income Portfolio (Class VC)	428	5,812	(5,384)
MFS® Investors Trust Series (Initial Class)	248	242	6
MFS® New Discovery Series (Initial Class)	839	716	123
MFS® Total Return Bond Series (Initial Class)	1,727	5,256	(3,529)
MFS® Total Return Series (Initial Class)	850	8,075	(7,225)
MFS® Value Series (Initial Class)	420	1,381	(961)
Invesco V.I. Capital Appreciation Fund (Series II)	1	536	(535)

SA-85

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding (continued):

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Global Fund (Series II)	3,246	3,829	(583)
Invesco V.I. Main Street Fund® (Series II)	250	484	(234)
Invesco V.I. Main Street Small Cap Fund® (Series II)	70	2,066	(1,996)
Putnam VT Small Cap Growth Fund (Class IB)	—	1,035	(1,035)
Putnam VT Diversified Income Fund (Class IA)	—	150	(150)
Putnam VT Large Cap Value Fund (Class IA)	—	19,730	(19,730)
Putnam VT Global Asset Allocation Fund (Class IA)	—	576	(576)
Putnam VT Focused International Equity Fund (Class IA)	821	8,046	(7,225)
Putnam VT Global Health Care Fund (Class IA)	—	583	(583)
Putnam VT High Yield Fund (Class IA)	2,347	7,190	(4,843)
Putnam VT Income Fund (Class IA)	854	5,671	(4,817)
Putnam VT International Equity Fund (Class IA)	4,413	6,953	(2,540)
Putnam VT Emerging Markets Equity Fund (Class IA)	—	105	(105)
Putnam VT International Value Fund (Class IA)	—	294	(294)
Putnam VT Core Equity Fund (Class IA)	—	58	(58)
Putnam VT Government Money Market Fund (Class IA)	—	96	(96)
Putnam VT Sustainable Leaders Fund (Class IA)	523	8,446	(7,923)
Putnam VT Small Cap Value Fund (Class IB)	729	3,093	(2,364)
Templeton Foreign VIP Fund (Class 2)	94	1,701	(1,607)
Templeton Global Bond VIP Fund (Class 2)	2,746	3,982	(1,236)
Templeton Growth VIP Fund (Class 2)	514	3,066	(2,552)
Morgan Stanley VIF Discovery Portfolio (Class II)	542	3,927	(3,385)
Putnam VT Large Cap Growth Fund (Class IA)	2,356	64,938	(62,582)
BlackRock S&P 500 Index V.I. Fund (Class I)	16,654	112,329	(95,675)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	1,330	1,293	37
Putnam VT Diversified Income Fund (Class IB)	1,239	1,158	81
Putnam VT Large Cap Value Fund (Class IB)	655	4,658	(4,003)
Putnam VT Focused International Equity Fund (Class IB)	27	58	(31)
Putnam VT High Yield Fund (Class IB)	790	2,330	(1,540)
Putnam VT Income Fund (Class IB)	1,619	5,671	(4,052)
Putnam VT International Equity Fund (Class IB)	743	2,224	(1,481)
Putnam VT Sustainable Leaders Fund (Class IB)	70	152	(82)
Putnam VT Large Cap Growth Fund (Class IB)	1,278	4,959	(3,681)
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	—	1,135	(1,135)

SA-86

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights:
The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2023. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Sustainable International Thematic Portfolio (Class B)
2023	8,360	$14.79	to	$14.79	$123,620	—%	to	—%	—%	to	—%	12.35%	to	12.35%
2022	8,691	13.16	to	13.16	114,384	—	to	—	—	to	—	(27.81)	to	(27.81)
2021	9,040	18.23	to	18.23	164,802	—	to	—	—	to	—	8.01	to	8.01
2020	11,148	16.88	to	16.88	188,158	—	to	—	1.13	to	1.13	29.60	to	29.60
2019	11,579	13.02	to	13.02	150,804	—	to	—	0.28	to	0.28	27.23	to	27.23

AB VPS International Value Portfolio (Class B)
2023	32,359	11.53	to	11.53	372,966	—	to	—	0.67	to	0.67	14.83	to	14.83
2022	35,569	10.04	to	10.04	357,019	—	to	—	3.80	to	3.80	(13.79)	to	(13.79)
2021	47,219	11.64	to	11.64	549,804	—	to	—	1.69	to	1.69	10.85	to	10.85
2020	49,169	10.50	to	10.50	516,445	—	to	—	1.54	to	1.54	2.21	to	2.21
2019	58,056	10.28	to	10.28	596,602	—	to	—	0.75	to	0.75	16.79	to	16.79

AB VPS Discovery Value Portfolio (Class B)
2023	28,918	40.71	to	40.71	1,177,356	—	to	—	0.83	to	0.83	16.86	to	16.86
2022	34,858	34.84	to	34.84	1,214,422	—	to	—	0.81	to	0.81	(15.82)	to	(15.82)
2021	37,546	41.38	to	41.38	1,553,831	—	to	—	0.60	to	0.60	35.60	to	35.60
2020	41,341	30.52	to	30.52	1,261,688	—	to	—	0.82	to	0.82	3.05	to	3.05
2019	48,923	29.61	to	29.61	1,448,833	—	to	—	0.30	to	0.30	19.90	to	19.90

American Funds IS Asset Allocation Fund (Class 2)
2023	210,214	46.04	to	46.04	9,678,031	—	to	—	2.19	to	2.19	14.27	to	14.27
2022	238,150	40.29	to	40.29	9,595,070	—	to	—	1.88	to	1.88	(13.40)	to	(13.40)
2021	255,362	46.53	to	46.53	11,881,127	—	to	—	1.55	to	1.55	15.10	to	15.10
2020	264,695	40.42	to	40.42	10,699,608	—	to	—	1.68	to	1.68	12.46	to	12.46
2019	279,251	35.94	to	35.94	10,037,613	—	to	—	1.90	to	1.90	21.23	to	21.23

American Funds IS Washington Mutual Investors Fund (Class 2)
2023	82,303	57.61	to	57.61	4,741,816	—	to	—	1.86	to	1.86	17.29	to	17.29
2022	88,657	49.12	to	49.12	4,355,058	—	to	—	1.94	to	1.94	(8.45)	to	(8.45)
2021	91,185	53.66	to	53.66	4,892,832	—	to	—	1.45	to	1.45	27.78	to	27.78
2020	98,069	41.99	to	41.99	4,118,201	—	to	—	1.76	to	1.76	8.68	to	8.68
2019	103,015	38.64	to	38.64	3,980,265	—	to	—	2.02	to	2.02	21.38	to	21.38

American Funds IS The Bond Fund of America® (Class 2)
2023	210,105	17.89	to	17.89	3,759,163	—	to	—	3.52	to	3.52	5.02	to	5.02
2022	211,212	17.04	to	17.04	3,598,371	—	to	—	2.84	to	2.84	(12.58)	to	(12.58)
2021	233,155	19.49	to	19.49	4,543,802	—	to	—	1.41	to	1.41	(0.31)	to	(0.31)
2020	239,379	19.55	to	19.55	4,679,490	—	to	—	1.89	to	1.89	9.73	to	9.73
2019	241,782	17.81	to	17.81	4,307,176	—	to	—	2.58	to	2.58	9.36	to	9.36

SA-87

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Funds IS Global Growth Fund (Class 2)
2023	1,098,675	$6.06	to	$6.06	$6,657,103	—%	to	—%	0.90%	to	0.90%	22.60%	to	22.60%
2022	1,168,720	4.94	to	4.94	5,775,989	—	to	—	0.66	to	0.66	(24.74)	to	(24.74)
2021	1,255,609	6.57	to	6.57	8,245,123	—	to	—	0.33	to	0.33	16.42	to	16.42
2020	1,316,362	5.64	to	5.64	7,424,832	—	to	—	0.34	to	0.34	30.47	to	30.47
2019	1,669,366	4.32	to	4.32	7,217,121	—	to	—	1.13	to	1.13	35.28	to	35.28

American Funds IS Global Small Capitalization Fund (Class 2)
2023	556,820	4.87	to	4.87	2,713,227	—	to	—	0.25	to	0.25	16.17	to	16.17
2022	650,051	4.19	to	4.19	2,726,529	—	to	—	—	to	—	(29.55)	to	(29.55)
2021	674,257	5.95	to	5.95	4,014,405	—	to	—	—	to	—	6.74	to	6.74
2020	722,667	5.58	to	5.58	4,031,001	—	to	—	0.17	to	0.17	29.72	to	29.72
2019	811,265	4.30	to	4.30	3,488,302	—	to	—	0.16	to	0.16	31.52	to	31.52

American Funds IS Growth Fund (Class 2)
2023	3,570,813	6.90	to	6.90	24,626,216	—	to	—	0.36	to	0.36	38.48	to	38.48
2022	3,859,304	4.98	to	4.98	19,219,874	—	to	—	0.32	to	0.32	(29.94)	to	(29.94)
2021	4,205,620	7.11	to	7.11	29,893,674	—	to	—	0.22	to	0.22	21.99	to	21.99
2020	4,519,586	5.83	to	5.83	26,334,723	—	to	—	0.32	to	0.32	52.08	to	52.08
2019	5,020,916	3.83	to	3.83	19,237,187	—	to	—	0.71	to	0.71	30.77	to	30.77

American Funds IS Growth-Income Fund (Class 2)
2023	3,211,553	6.04	to	6.04	19,408,122	—	to	—	1.36	to	1.36	26.14	to	26.14
2022	3,544,784	4.79	to	4.79	16,983,097	—	to	—	1.27	to	1.27	(16.49)	to	(16.49)
2021	3,793,468	5.74	to	5.74	21,763,736	—	to	—	1.12	to	1.12	24.09	to	24.09
2020	4,070,240	4.62	to	4.62	18,817,613	—	to	—	1.35	to	1.35	13.55	to	13.55
2019	4,630,311	4.07	to	4.07	18,853,007	—	to	—	1.67	to	1.67	26.14	to	26.14

American Funds IS International Fund (Class 2)
2023	161,753	39.82	to	39.82	6,441,493	—	to	—	1.27	to	1.27	15.84	to	15.84
2022	180,028	34.38	to	34.38	6,188,726	—	to	—	1.72	to	1.72	(20.79)	to	(20.79)
2021	193,435	43.40	to	43.40	8,394,429	—	to	—	2.38	to	2.38	(1.50)	to	(1.50)
2020	203,941	44.06	to	44.06	8,984,743	—	to	—	0.64	to	0.64	13.97	to	13.97
2019	232,208	38.65	to	38.65	8,975,878	—	to	—	1.43	to	1.43	22.88	to	22.88

American Funds IS New World Fund® (Class 2)
2023	61,569	56.71	to	56.71	3,491,749	—	to	—	1.45	to	1.45	16.00	to	16.00
2022	63,645	48.89	to	48.89	3,111,752	—	to	—	1.31	to	1.31	(22.10)	to	(22.10)
2021	68,419	62.76	to	62.76	4,293,989	—	to	—	0.85	to	0.85	4.92	to	4.92
2020	71,621	59.82	to	59.82	4,284,091	—	to	—	0.07	to	0.07	23.58	to	23.58
2019	75,005	48.40	to	48.40	3,630,409	—	to	—	0.96	to	0.96	29.14	to	29.14

Fidelity® VIP Equity-Income Portfolio (Initial Class)
2023	907,494	9.96	to	9.96	9,034,108	—	to	—	1.88	to	1.88	10.65	to	10.65
2022	1,019,473	9.00	to	9.00	9,172,179	—	to	—	1.82	to	1.82	(4.96)	to	(4.96)
2021	1,135,768	9.47	to	9.47	10,751,553	—	to	—	1.89	to	1.89	24.89	to	24.89
2020	1,286,998	7.58	to	7.58	9,754,916	—	to	—	1.79	to	1.79	6.69	to	6.69
2019	1,430,794	7.10	to	7.10	10,164,348	—	to	—	1.98	to	1.98	27.44	to	27.44

Fidelity® VIP Asset Manager Portfolio (Initial Class)
2023	45,585	5.93	to	5.93	270,140	—	to	—	2.35	to	2.35	12.94	to	12.94
2022	48,233	5.25	to	5.25	253,076	—	to	—	1.97	to	1.97	(14.93)	to	(14.93)
2021	54,398	6.17	to	6.17	335,532	—	to	—	1.60	to	1.60	9.92	to	9.92
2020	58,547	5.61	to	5.61	328,529	—	to	—	1.49	to	1.49	14.87	to	14.87
2019	64,500	4.88	to	4.88	315,083	—	to	—	1.56	to	1.56	18.25	to	18.25

SA-88

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Freedom 2010 Portfolio (Service Class 2)
2023	9,599	$20.86	to	$20.86	$200,204	—%	to	—%	3.76%	to	3.76%	9.08%	to	9.08%
2022	10,023	19.12	to	19.12	191,636	—	to	—	1.95	to	1.95	(13.66)	to	(13.66)
2021	6,033	22.15	to	22.15	133,597	—	to	—	0.81	to	0.81	5.60	to	5.60
2020	6,134	20.97	to	20.97	128,638	—	to	—	0.96	to	0.96	12.24	to	12.24
2019	8,132	18.69	to	18.69	151,939	—	to	—	1.92	to	1.92	15.75	to	15.75

Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)
2023	38,073	23.19	to	23.19	882,935	—	to	—	2.87	to	2.87	12.22	to	12.22
2022	84,400	20.66	to	20.66	1,744,100	—	to	—	1.86	to	1.86	(15.97)	to	(15.97)
2021	87,563	24.59	to	24.59	2,153,308	—	to	—	0.83	to	0.83	9.26	to	9.26
2020	93,743	22.51	to	22.51	2,109,848	—	to	—	1.05	to	1.05	14.72	to	14.72
2019	97,718	19.62	to	19.62	1,917,098	—	to	—	3.00	to	3.00	19.88	to	19.88

Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)
2023	69,309	26.24	to	26.24	1,818,570	—	to	—	2.18	to	2.18	14.46	to	14.46
2022	42,798	22.92	to	22.92	981,123	—	to	—	1.72	to	1.72	(17.09)	to	(17.09)
2021	44,168	27.65	to	27.65	1,221,156	—	to	—	1.11	to	1.11	12.07	to	12.07
2020	22,110	24.67	to	24.67	545,453	—	to	—	0.96	to	0.96	16.64	to	16.64
2019	24,841	21.15	to	21.15	525,402	—	to	—	1.84	to	1.84	24.11	to	24.11

Fidelity® VIP Government Money Market Portfolio (Service Class)
2023	560,292	11.10	to	11.10	6,219,968	—	to	—	4.68	to	4.68	4.79	to	4.79
2022	597,572	10.59	to	10.59	6,330,477	—	to	—	1.39	to	1.39	1.36	to	1.36
2021	567,851	10.45	to	10.45	5,934,961	—	to	—	0.01	to	0.01	0.01	to	0.01
2020	560,513	10.45	to	10.45	5,857,971	—	to	—	0.24	to	0.24	0.28	to	0.28
2019	358,120	10.42	to	10.42	3,732,372	—	to	—	1.90	to	1.90	1.92	to	1.92

Fidelity® VIP Contrafund® Portfolio (Service Class 2)
2023	94,281	54.85	to	54.85	5,171,498	—	to	—	0.26	to	0.26	33.12	to	33.12
2022	99,485	41.21	to	41.21	4,099,407	—	to	—	0.26	to	0.26	(26.49)	to	(26.49)
2021	109,945	56.05	to	56.05	6,162,815	—	to	—	0.03	to	0.03	27.51	to	27.51
2020	113,209	43.96	to	43.96	4,976,687	—	to	—	0.08	to	0.08	30.23	to	30.23
2019	119,773	33.75	to	33.75	4,042,915	—	to	—	0.17	to	0.17	31.27	to	31.27

Fidelity® VIP Mid Cap Portfolio (Service Class 2)
2023	84,707	44.20	to	44.20	3,744,348	—	to	—	0.39	to	0.39	14.80	to	14.80
2022	88,783	38.50	to	38.50	3,418,538	—	to	—	0.28	to	0.28	(14.97)	to	(14.97)
2021	89,422	45.28	to	45.28	4,049,186	—	to	—	0.36	to	0.36	25.31	to	25.31
2020	96,603	36.14	to	36.14	3,490,948	—	to	—	0.40	to	0.40	17.87	to	17.87
2019	105,699	30.66	to	30.66	3,240,620	—	to	—	0.52	to	0.52	23.17	to	23.17

Fidelity® VIP Overseas Portfolio (Initial Class)
2023	39,735	5.05	to	5.05	200,576	—	to	—	1.04	to	1.04	20.51	to	20.51
2022	42,751	4.19	to	4.19	179,081	—	to	—	1.02	to	1.02	(24.48)	to	(24.48)
2021	48,862	5.55	to	5.55	271,042	—	to	—	0.40	to	0.40	19.70	to	19.70
2020	70,187	4.63	to	4.63	325,268	—	to	—	0.40	to	0.40	15.61	to	15.61
2019	88,711	4.01	to	4.01	355,592	—	to	—	1.69	to	1.69	27.77	to	27.77

Franklin Income VIP Fund (Class 2)
2023	80,812	27.34	to	27.34	2,209,103	—	to	—	5.16	to	5.16	8.62	to	8.62
2022	80,785	25.17	to	25.17	2,033,050	—	to	—	4.84	to	4.84	(5.47)	to	(5.47)
2021	85,654	26.62	to	26.62	2,280,413	—	to	—	4.79	to	4.79	16.75	to	16.75
2020	96,291	22.80	to	22.80	2,195,718	—	to	—	6.03	to	6.03	0.69	to	0.69
2019	108,693	22.65	to	22.65	2,461,434	—	to	—	5.70	to	5.70	16.06	to	16.06

SA-89

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Franklin Mutual Global Discovery VIP Fund (Class 2)
2023	26,740	$31.68	to	$31.68	$847,176	—%	to	—%	2.46%	to	2.46%	20.31%	to	20.31%
2022	28,993	26.33	to	26.33	763,496	—	to	—	1.34	to	1.34	(4.75)	to	(4.75)
2021	35,343	27.65	to	27.65	977,124	—	to	—	2.71	to	2.71	19.13	to	19.13
2020	42,377	23.21	to	23.21	983,477	—	to	—	2.05	to	2.05	(4.46)	to	(4.46)
2019	82,298	24.29	to	24.29	1,999,152	—	to	—	1.54	to	1.54	24.37	to	24.37

Franklin Mutual Shares VIP Fund (Class 2)
2023	74,228	37.62	to	37.62	2,792,449	—	to	—	1.88	to	1.88	13.46	to	13.46
2022	80,203	33.16	to	33.16	2,659,197	—	to	—	1.79	to	1.79	(7.43)	to	(7.43)
2021	88,976	35.82	to	35.82	3,186,915	—	to	—	2.89	to	2.89	19.17	to	19.17
2020	94,323	30.06	to	30.06	2,835,011	—	to	—	2.80	to	2.80	(5.04)	to	(5.04)
2019	105,781	31.65	to	31.65	3,348,250	—	to	—	1.71	to	1.71	22.57	to	22.57

Franklin Small Cap Value VIP Fund (Class 2)
2023	63,475	63.62	to	63.62	4,038,103	—	to	—	0.52	to	0.52	12.75	to	12.75
2022	70,534	56.43	to	56.43	3,979,926	—	to	—	1.00	to	1.00	(10.06)	to	(10.06)
2021	74,576	62.74	to	62.74	4,678,918	—	to	—	1.02	to	1.02	25.37	to	25.37
2020	78,589	50.05	to	50.05	3,933,017	—	to	—	1.54	to	1.54	5.19	to	5.19
2019	86,517	47.58	to	47.58	4,116,185	—	to	—	1.07	to	1.07	26.35	to	26.35

Franklin Strategic Income VIP Fund (Class 1)
2023	58,638	18.27	to	18.27	1,071,088	—	to	—	4.67	to	4.67	8.37	to	8.37
2022	60,784	16.86	to	16.86	1,024,547	—	to	—	4.39	to	4.39	(10.46)	to	(10.46)
2021	61,947	18.82	to	18.82	1,166,072	—	to	—	3.45	to	3.45	2.28	to	2.28
2020	67,232	18.40	to	18.40	1,237,300	—	to	—	3.60	to	3.60	3.75	to	3.75
2019	67,340	17.74	to	17.74	1,194,461	—	to	—	5.34	to	5.34	8.41	to	8.41

Putnam VT George Putnam Balanced Fund (Class IA)
2023	762	40.90	to	40.90	31,189	—	to	—	1.46	to	1.46	20.26	to	20.26
2022	936	34.01	to	34.01	31,829	—	to	—	1.05	to	1.05	(15.82)	to	(15.82)
2021	2,560	40.40	to	40.40	103,439	—	to	—	1.02	to	1.02	14.28	to	14.28
2020	2,761	35.35	to	35.35	97,596	—	to	—	1.37	to	1.37	15.61	to	15.61
2019	3,084	30.58	to	30.58	94,296	—	to	—	1.57	to	1.57	24.35	to	24.35

Hartford Balanced HLS Fund (Class IA)
2023	1,442,046	9.80	to	9.80	14,128,162	—	to	—	1.86	to	1.86	14.78	to	14.78
2022	1,576,981	8.54	to	8.54	13,460,893	—	to	—	1.74	to	1.74	(13.42)	to	(13.42)
2021	1,802,382	9.86	to	9.86	17,770,545	—	to	—	1.02	to	1.02	19.64	to	19.64
2020	1,844,381	8.24	to	8.24	15,199,006	—	to	—	1.66	to	1.66	11.62	to	11.62
2019	2,073,101	7.38	to	7.38	15,305,911	—	to	—	1.83	to	1.83	22.80	to	22.80

Hartford Capital Appreciation HLS Fund (Class IA)
2023	2,026,035	25.07	to	25.07	50,800,480	—	to	—	0.86	to	0.86	20.00	to	20.00
2022	2,238,426	20.89	to	20.89	46,771,862	—	to	—	0.91	to	0.91	(15.30)	to	(15.30)
2021	2,583,985	24.67	to	24.67	63,743,976	—	to	—	0.46	to	0.46	14.76	to	14.76
2020	2,824,975	21.50	to	21.50	60,725,217	—	to	—	0.96	to	0.96	21.92	to	21.92
2019	3,122,138	17.63	to	17.63	55,048,970	—	to	—	1.17	to	1.17	31.28	to	31.28

Hartford Disciplined Equity HLS Fund (Class IA)
2023	1,135,428	7.40	to	7.40	8,399,114	—	to	—	0.82	to	0.82	21.24	to	21.24
2022	1,242,093	6.10	to	6.10	7,578,169	—	to	—	1.01	to	1.01	(18.96)	to	(18.96)
2021	1,313,745	7.53	to	7.53	9,890,411	—	to	—	0.58	to	0.58	25.52	to	25.52
2020	1,376,292	6.00	to	6.00	8,254,930	—	to	—	0.62	to	0.62	18.04	to	18.04
2019	492,124	5.08	to	5.08	2,500,599	—	to	—	0.89	to	0.89	34.12	to	34.12

SA-90

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Dividend and Growth HLS Fund (Class IA)
2023	1,173,476	$17.44	to	$17.44	$20,461,418	—%	to	—%	1.55%	to	1.55%	14.18%	to	14.18%
2022	1,321,449	15.27	to	15.27	20,180,718	—	to	—	1.66	to	1.66	(8.93)	to	(8.93)
2021	1,469,107	16.77	to	16.77	24,636,830	—	to	—	1.30	to	1.30	32.00	to	32.00
2020	1,605,639	12.70	to	12.70	20,399,448	—	to	—	2.04	to	2.04	7.77	to	7.77
2019	1,633,912	11.79	to	11.79	19,262,105	—	to	—	1.89	to	1.89	28.60	to	28.60

Hartford International Opportunities HLS Fund (Class IA)
2023	1,266,710	6.31	to	6.31	7,989,808	—	to	—	1.19	to	1.19	11.71	to	11.71
2022	1,372,830	5.65	to	5.65	7,751,134	—	to	—	1.66	to	1.66	(18.15)	to	(18.15)
2021	1,448,260	6.90	to	6.90	9,989,679	—	to	—	1.01	to	1.01	7.82	to	7.82
2020	1,547,754	6.40	to	6.40	9,901,893	—	to	—	1.85	to	1.85	20.45	to	20.45
2019	1,612,703	5.31	to	5.31	8,565,760	—	to	—	1.88	to	1.88	26.42	to	26.42

Hartford MidCap HLS Fund (Class IA)
2023	665,930	15.62	to	15.62	10,403,879	—	to	—	0.04	to	0.04	14.87	to	14.87
2022	719,850	13.60	to	13.60	9,790,094	—	to	—	0.87	to	0.87	(24.30)	to	(24.30)
2021	810,373	17.97	to	17.97	14,559,373	—	to	—	—	to	—	9.91	to	9.91
2020	868,752	16.35	to	16.35	14,201,309	—	to	—	0.06	to	0.06	25.11	to	25.11
2019	854,175	13.07	to	13.07	11,161,005	—	to	—	0.18	to	0.18	32.87	to	32.87

Hartford Small Company HLS Fund (Class IA)
2023	689,981	8.29	to	8.29	5,720,131	—	to	—	—	to	—	16.74	to	16.74
2022	719,566	7.10	to	7.10	5,109,999	—	to	—	—	to	—	(30.94)	to	(30.94)
2021	719,761	10.28	to	10.28	7,400,967	—	to	—	—	to	—	1.56	to	1.56
2020	792,244	10.12	to	10.12	8,021,028	—	to	—	—	to	—	55.52	to	55.52
2019	898,630	6.51	to	6.51	5,850,296	—	to	—	—	to	—	37.00	to	37.00

Hartford Stock HLS Fund (Class IA)
2023	1,528,296	15.55	to	15.55	23,764,215	—	to	—	1.30	to	1.30	7.72	to	7.72
2022	1,691,203	14.44	to	14.44	24,413,436	—	to	—	1.62	to	1.62	(5.14)	to	(5.14)
2021	1,816,662	15.22	to	15.22	27,644,734	—	to	—	1.21	to	1.21	24.98	to	24.98
2020	2,009,489	12.18	to	12.18	24,467,070	—	to	—	1.66	to	1.66	12.08	to	12.08
2019	2,234,805	10.86	to	10.86	24,278,515	—	to	—	1.63	to	1.63	31.22	to	31.22

Hartford Total Return Bond HLS Fund (Class IA)
2023	2,865,857	4.03	to	4.03	11,557,455	—	to	—	3.42	to	3.42	6.97	to	6.97
2022	3,179,551	3.77	to	3.77	11,986,909	—	to	—	3.01	to	3.01	(14.21)	to	(14.21)
2021	3,440,857	4.39	to	4.39	15,120,916	—	to	—	2.40	to	2.40	(0.94)	to	(0.94)
2020	3,552,489	4.44	to	4.44	15,760,370	—	to	—	3.70	to	3.70	9.02	to	9.02
2019	3,566,928	4.07	to	4.07	14,514,507	—	to	—	3.91	to	3.91	10.65	to	10.65

Hartford Ultrashort Bond HLS Fund (Class IA)
2023	3,767,207	2.04	to	2.04	7,681,334	—	to	—	1.30	to	1.30	5.19	to	5.19
2022	4,324,460	1.94	to	1.94	8,382,835	—	to	—	0.22	to	0.22	(0.17)	to	(0.17)
2021	4,754,858	1.94	to	1.94	9,232,887	—	to	—	0.70	to	0.70	(0.19)	to	(0.19)
2020	4,931,785	1.95	to	1.95	9,594,343	—	to	—	2.31	to	2.31	1.44	to	1.44
2019	3,885,311	1.92	to	1.92	7,451,521	—	to	—	1.85	to	1.85	2.82	to	2.82

Invesco V.I. American Franchise Fund (Series I)
2023	4,117	42.28	to	42.28	174,078	—	to	—	—	to	—	40.93	to	40.93
2022	5,473	30.00	to	30.00	164,204	—	to	—	—	to	—	(31.11)	to	(31.11)
2021	5,843	43.56	to	43.56	254,491	—	to	—	—	to	—	11.93	to	11.93
2020	7,864	38.91	to	38.91	306,038	—	to	—	0.07	to	0.07	42.35	to	42.35
2019	7,974	27.34	to	27.34	217,971	—	to	—	—	to	—	36.76	to	36.76

SA-91

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. American Value Fund (Series II)
2023	11,026	$33.28	to	$33.28	$366,916	—%	to	—%	0.39%	to	0.39%	15.29%	to	15.29%
2022	11,424	28.86	to	28.86	329,747	—	to	—	0.47	to	0.47	(2.86)	to	(2.86)
2021	11,198	29.71	to	29.71	332,732	—	to	—	0.24	to	0.24	27.62	to	27.62
2020	11,428	23.28	to	23.28	266,071	—	to	—	0.64	to	0.64	0.86	to	0.86
2019	12,879	23.08	to	23.08	297,298	—	to	—	0.46	to	0.46	24.71	to	24.71

Invesco V.I. Balanced-Risk Allocation Fund (Series I)
2023	13,036	18.58	to	18.58	242,236	—	to	—	—	to	—	6.63	to	6.63
2022	31,671	17.43	to	17.43	551,913	—	to	—	7.41	to	7.41	(14.35)	to	(14.35)
2021	32,126	20.35	to	20.35	653,667	—	to	—	3.18	to	3.18	9.54	to	9.54
2020	33,381	18.57	to	18.57	620,022	—	to	—	8.08	to	8.08	10.22	to	10.22
2019	33,652	16.85	to	16.85	567,068	—	to	—	—	to	—	15.21	to	15.21

Invesco V.I. Comstock Fund (Series II)
2023	21,008	40.63	to	40.63	853,575	—	to	—	1.47	to	1.47	12.09	to	12.09
2022	25,351	36.25	to	36.25	918,868	—	to	—	1.30	to	1.30	0.85	to	0.85
2021	27,967	35.94	to	35.94	1,005,194	—	to	—	1.64	to	1.64	33.04	to	33.04
2020	28,635	27.02	to	27.02	773,594	—	to	—	2.22	to	2.22	(1.09)	to	(1.09)
2019	27,996	27.31	to	27.31	764,655	—	to	—	1.72	to	1.72	24.94	to	24.94

Invesco V.I. Core Equity Fund (Series I)
2023	2,664	47.99	to	47.99	127,837	—	to	—	0.72	to	0.72	23.36	to	23.36
2022	2,942	38.90	to	38.90	114,441	—	to	—	0.91	to	0.91	(20.55)	to	(20.55)
2021	3,212	48.96	to	48.96	157,249	—	to	—	0.63	to	0.63	27.74	to	27.74
2020	3,673	38.33	to	38.33	140,759	—	to	—	1.35	to	1.35	13.85	to	13.85
2019	3,928	33.66	to	33.66	132,226	—	to	—	0.91	to	0.91	28.96	to	28.96

Invesco V.I. EQV International Equity Fund (Series I)
2023	14,293	19.42	to	19.42	277,635	—	to	—	0.20	to	0.20	18.14	to	18.14
2022	17,618	16.44	to	16.44	289,660	—	to	—	1.72	to	1.72	(18.31)	to	(18.31)
2021	18,675	20.13	to	20.13	375,845	—	to	—	1.23	to	1.23	5.89	to	5.89
2020	20,613	19.01	to	19.01	391,774	—	to	—	2.62	to	2.62	14.00	to	14.00
2019	18,727	16.67	to	16.67	312,235	—	to	—	1.60	to	1.60	28.57	to	28.57

Invesco V.I. Main Street Mid Cap Fund® (Series I)
2023	18,696	46.34	to	46.34	866,368	—	to	—	0.28	to	0.28	14.47	to	14.47
2022	20,450	40.48	to	40.48	827,899	—	to	—	0.34	to	0.34	(14.26)	to	(14.26)
2021	23,575	47.22	to	47.22	1,113,101	—	to	—	0.44	to	0.44	23.24	to	23.24
2020	25,461	38.31	to	38.31	975,431	—	to	—	0.72	to	0.72	9.25	to	9.25
2019	29,786	35.07	to	35.07	1,044,527	—	to	—	0.44	to	0.44	25.28	to	25.28

Invesco V.I. Small Cap Equity Fund (Series I)
2023	19,421	40.48	to	40.48	786,133	—	to	—	—	to	—	16.57	to	16.57
2022	20,968	34.72	to	34.72	728,063	—	to	—	—	to	—	(20.51)	to	(20.51)
2021	21,354	43.68	to	43.68	932,744	—	to	—	0.17	to	0.17	20.40	to	20.40
2020	21,395	36.28	to	36.28	776,166	—	to	—	0.36	to	0.36	27.24	to	27.24
2019	23,426	28.51	to	28.51	667,906	—	to	—	—	to	—	26.60	to	26.60

Lord Abbett Bond Debenture Portfolio (Class VC)
2023	23,754	22.78	to	22.78	541,233	—	to	—	5.08	to	5.08	6.55	to	6.55
2022	25,315	21.38	to	21.38	541,329	—	to	—	3.34	to	3.34	(12.80)	to	(12.80)
2021	35,820	24.52	to	24.52	878,412	—	to	—	3.31	to	3.31	3.28	to	3.28
2020	31,560	23.74	to	23.74	749,370	—	to	—	4.03	to	4.03	7.30	to	7.30
2019	27,600	22.13	to	22.13	610,748	—	to	—	3.84	to	3.84	13.35	to	13.35

SA-92

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Lord Abbett Dividend Growth Portfolio (Class VC)
2023	42,475	$46.89	to	$46.89	$1,991,463	—%	to	—%	0.83%	to	0.83%	16.33%	to	16.33%
2022	43,731	40.30	to	40.30	1,762,584	—	to	—	0.85	to	0.85	(13.55)	to	(13.55)
2021	47,365	46.62	to	46.62	2,208,245	—	to	—	0.72	to	0.72	25.62	to	25.62
2020	46,934	37.11	to	37.11	1,741,870	—	to	—	0.98	to	0.98	15.42	to	15.42
2019	51,196	32.16	to	32.16	1,646,287	—	to	—	1.59	to	1.59	26.45	to	26.45

Lord Abbett Growth and Income Portfolio (Class VC)
2023	21,877	33.89	to	33.89	741,516	—	to	—	0.90	to	0.90	13.19	to	13.19
2022	24,080	29.95	to	29.95	721,107	—	to	—	1.18	to	1.18	(9.44)	to	(9.44)
2021	29,464	33.07	to	33.07	974,286	—	to	—	1.08	to	1.08	29.02	to	29.02
2020	29,656	25.63	to	25.63	760,075	—	to	—	1.70	to	1.70	2.70	to	2.70
2019	32,632	24.96	to	24.96	814,373	—	to	—	1.69	to	1.69	22.49	to	22.49

MFS® Investors Trust Series (Initial Class)
2023	5,352	50.24	to	50.24	268,895	—	to	—	0.74	to	0.74	18.98	to	18.98
2022	5,295	42.22	to	42.22	223,568	—	to	—	0.67	to	0.67	(16.49)	to	(16.49)
2021	5,289	50.56	to	50.56	267,425	—	to	—	0.63	to	0.63	26.81	to	26.81
2020	5,637	39.87	to	39.87	224,738	—	to	—	0.64	to	0.64	13.87	to	13.87
2019	5,802	35.01	to	35.01	203,172	—	to	—	0.68	to	0.68	31.58	to	31.58

MFS® New Discovery Series (Initial Class)
2023	10,745	68.61	to	68.61	737,254	—	to	—	—	to	—	14.41	to	14.41
2022	11,038	59.97	to	59.97	661,948	—	to	—	—	to	—	(29.76)	to	(29.76)
2021	10,915	85.38	to	85.38	931,895	—	to	—	—	to	—	1.80	to	1.80
2020	11,051	83.87	to	83.87	926,803	—	to	—	—	to	—	45.89	to	45.89
2019	12,323	57.49	to	57.49	708,434	—	to	—	—	to	—	41.70	to	41.70

MFS® Total Return Bond Series (Initial Class)
2023	69,318	17.71	to	17.71	1,227,601	—	to	—	3.18	to	3.18	7.38	to	7.38
2022	73,242	16.49	to	16.49	1,207,940	—	to	—	2.76	to	2.76	(13.93)	to	(13.93)
2021	76,771	19.16	to	19.16	1,471,140	—	to	—	2.70	to	2.70	(0.81)	to	(0.81)
2020	81,691	19.32	to	19.32	1,578,272	—	to	—	3.77	to	3.77	8.47	to	8.47
2019	81,449	17.81	to	17.81	1,450,732	—	to	—	3.38	to	3.38	10.21	to	10.21

MFS® Total Return Series (Initial Class)
2023	62,872	36.88	to	36.88	2,319,028	—	to	—	1.96	to	1.96	10.44	to	10.44
2022	83,782	33.40	to	33.40	2,798,085	—	to	—	1.73	to	1.73	(9.58)	to	(9.58)
2021	91,007	36.94	to	36.94	3,361,471	—	to	—	1.79	to	1.79	14.12	to	14.12
2020	100,302	32.37	to	32.37	3,246,522	—	to	—	2.28	to	2.28	9.81	to	9.81
2019	108,387	29.47	to	29.47	3,194,686	—	to	—	2.34	to	2.34	20.38	to	20.38

MFS® Value Series (Initial Class)
2023	23,757	35.99	to	35.99	855,071	—	to	—	1.61	to	1.61	7.93	to	7.93
2022	25,988	33.35	to	33.35	866,631	—	to	—	1.40	to	1.40	(5.91)	to	(5.91)
2021	26,949	35.44	to	35.44	955,109	—	to	—	1.34	to	1.34	25.45	to	25.45
2020	28,895	28.25	to	28.25	816,312	—	to	—	1.58	to	1.58	3.48	to	3.48
2019	28,547	27.30	to	27.30	779,406	—	to	—	2.07	to	2.07	29.80	to	29.80

Invesco V.I. Capital Appreciation Fund (Series II)
2023	7,368	46.17	to	46.17	340,182	—	to	—	—	to	—	35.03	to	35.03
2022	7,949	34.19	to	34.19	271,779	—	to	—	—	to	—	(30.96)	to	(30.96)
2021	8,484	49.53	to	49.53	420,210	—	to	—	—	to	—	22.28	to	22.28
2020	9,414	40.50	to	40.50	381,294	—	to	—	—	to	—	36.24	to	36.24
2019	10,098	29.73	to	29.73	300,221	—	to	—	—	to	—	35.85	to	35.85

SA-93

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. Global Fund (Series II)
2023	35,860	$39.66	to	$39.66	$1,422,159	—%	to	—%	—%	to	—%	34.45%	to	34.45%
2022	41,087	29.50	to	29.50	1,211,981	—	to	—	—	to	—	(31.94)	to	(31.94)
2021	41,670	43.34	to	43.34	1,805,921	—	to	—	—	to	—	15.17	to	15.17
2020	40,166	37.63	to	37.63	1,511,448	—	to	—	0.41	to	0.41	27.34	to	27.34
2019	60,639	29.55	to	29.55	1,791,984	—	to	—	0.66	to	0.66	31.45	to	31.45

Invesco V.I. Main Street Fund® (Series II)
2023	6,478	43.62	to	43.62	282,592	—	to	—	0.51	to	0.51	22.83	to	22.83
2022	6,581	35.51	to	35.51	233,726	—	to	—	1.11	to	1.11	(20.31)	to	(20.31)
2021	6,815	44.56	to	44.56	303,714	—	to	—	0.52	to	0.52	27.23	to	27.23
2020	6,780	35.03	to	35.03	237,482	—	to	—	1.10	to	1.10	13.69	to	13.69
2019	7,877	30.81	to	30.81	242,671	—	to	—	0.75	to	0.75	31.74	to	31.74

Invesco V.I. Main Street Small Cap Fund® (Series II)
2023	8,249	42.68	to	42.68	352,107	—	to	—	1.00	to	1.00	17.82	to	17.82
2022	8,351	36.23	to	36.23	302,535	—	to	—	0.23	to	0.23	(16.04)	to	(16.04)
2021	10,347	43.15	to	43.15	446,462	—	to	—	0.17	to	0.17	22.26	to	22.26
2020	11,461	35.29	to	35.29	404,484	—	to	—	0.31	to	0.31	19.64	to	19.64
2019	5,869	29.50	to	29.50	173,123	—	to	—	—	to	—	26.13	to	26.13

Putnam VT Small Cap Growth Fund (Class IB)
2023	11,462	62.56	to	62.56	717,013	—	to	—	—	to	—	23.14	to	23.14
2022	13,076	50.80	to	50.80	664,241	—	to	—	—	to	—	(28.30)	to	(28.30)
2021	14,111	70.85	to	70.85	999,760	—	to	—	—	to	—	13.87	to	13.87
2020	15,969	62.22	to	62.22	993,614	—	to	—	—	to	—	48.37	to	48.37
2019	18,416	41.94	to	41.94	772,322	—	to	—	—	to	—	37.45	to	37.45

Putnam VT Diversified Income Fund (Class IA)
2023	1,254	36.15	to	36.15	45,352	—	to	—	8.20	to	8.20	5.01	to	5.01
2022	2,049	34.43	to	34.43	70,563	—	to	—	7.01	to	7.01	(2.06)	to	(2.06)
2021	2,199	35.15	to	35.15	77,311	—	to	—	0.93	to	0.93	(6.73)	to	(6.73)
2020	2,329	37.69	to	37.69	87,778	—	to	—	8.00	to	8.00	(0.76)	to	(0.76)
2019	2,632	37.98	to	37.98	99,964	—	to	—	3.57	to	3.57	11.56	to	11.56

Putnam VT Large Cap Value Fund (Class IA)
2023	182,694	69.01	to	69.01	12,607,520	—	to	—	2.22	to	2.22	15.92	to	15.92
2022	196,542	59.53	to	59.53	11,700,282	—	to	—	1.71	to	1.71	(2.87)	to	(2.87)
2021	216,272	61.29	to	61.29	13,254,951	—	to	—	1.38	to	1.38	27.62	to	27.62
2020	246,514	48.02	to	48.02	11,838,753	—	to	—	1.98	to	1.98	6.06	to	6.06
2019	274,250	45.28	to	45.28	12,418,577	—	to	—	2.30	to	2.30	30.73	to	30.73

Putnam VT Global Asset Allocation Fund (Class IA)
2023	10,306	80.01	to	80.01	824,528	—	to	—	1.88	to	1.88	17.78	to	17.78
2022	12,137	67.93	to	67.93	824,463	—	to	—	1.63	to	1.63	(15.82)	to	(15.82)
2021	12,713	80.69	to	80.69	1,025,860	—	to	—	0.93	to	0.93	14.25	to	14.25
2020	15,139	70.63	to	70.63	1,069,204	—	to	—	2.13	to	2.13	12.58	to	12.58
2019	16,245	62.73	to	62.73	1,019,073	—	to	—	1.73	to	1.73	17.42	to	17.42

Putnam VT Focused International Equity Fund (Class IA)
2023	64,357	69.15	to	69.15	4,450,267	—	to	—	0.93	to	0.93	19.56	to	19.56
2022	67,575	57.84	to	57.84	3,908,399	—	to	—	2.07	to	2.07	(17.99)	to	(17.99)
2021	74,800	70.53	to	70.53	5,275,463	—	to	—	0.97	to	0.97	12.84	to	12.84
2020	79,030	62.50	to	62.50	4,939,462	—	to	—	0.41	to	0.41	10.32	to	10.32
2019	91,494	56.66	to	56.66	5,183,729	—	to	—	0.00 (1)	to	0.00 (1)	26.92	to	26.92

SA-94

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Global Health Care Fund (Class IA)
2023	2,209	$71.94	to	$71.94	$158,902	—%	to	—%	0.53%	to	0.53%	9.39%	to	9.39%
2022	2,407	65.77	to	65.77	158,321	—	to	—	0.64	to	0.64	(4.44)	to	(4.44)
2021	2,990	68.82	to	68.82	205,756	—	to	—	1.28	to	1.28	19.77	to	19.77
2020	3,330	57.46	to	57.46	191,352	—	to	—	0.71	to	0.71	16.47	to	16.47
2019	3,951	49.34	to	49.34	194,922	—	to	—	0.27	to	0.27	30.58	to	30.58

Putnam VT High Yield Fund (Class IA)
2023	40,019	61.98	to	61.98	2,480,451	—	to	—	5.53	to	5.53	12.29	to	12.29
2022	44,040	55.20	to	55.20	2,430,895	—	to	—	5.37	to	5.37	(11.37)	to	(11.37)
2021	48,883	62.28	to	62.28	3,044,417	—	to	—	4.89	to	4.89	5.20	to	5.20
2020	48,565	59.20	to	59.20	2,875,123	—	to	—	5.84	to	5.84	5.50	to	5.50
2019	49,363	56.11	to	56.11	2,769,970	—	to	—	6.06	to	6.06	14.55	to	14.55

Putnam VT Income Fund (Class IA)
2023	35,773	39.24	to	39.24	1,403,572	—	to	—	5.96	to	5.96	4.96	to	4.96
2022	37,917	37.38	to	37.38	1,417,427	—	to	—	5.92	to	5.92	(13.48)	to	(13.48)
2021	42,734	43.21	to	43.21	1,846,507	—	to	—	1.64	to	1.64	(4.44)	to	(4.44)
2020	45,975	45.21	to	45.21	2,078,741	—	to	—	5.06	to	5.06	6.01	to	6.01
2019	55,755	42.65	to	42.65	2,378,031	—	to	—	3.43	to	3.43	12.24	to	12.24

Putnam VT International Equity Fund (Class IA)
2023	83,061	32.64	to	32.64	2,711,041	—	to	—	0.27	to	0.27	18.86	to	18.86
2022	92,728	27.46	to	27.46	2,546,414	—	to	—	1.79	to	1.79	(14.58)	to	(14.58)
2021	95,268	32.15	to	32.15	3,062,755	—	to	—	1.39	to	1.39	9.09	to	9.09
2020	107,760	29.47	to	29.47	3,175,681	—	to	—	1.80	to	1.80	12.35	to	12.35
2019	109,543	26.23	to	26.23	2,873,389	—	to	—	1.67	to	1.67	25.55	to	25.55

Putnam VT Emerging Markets Equity Fund (Class IA)
2023	1,508	26.48	to	26.48	39,944	—	to	—	0.76	to	0.76	11.90	to	11.90
2022	1,581	23.67	to	23.67	37,418	—	to	—	—	to	—	(27.32)	to	(27.32)
2021	1,686	32.56	to	32.56	54,900	—	to	—	0.70	to	0.70	(3.94)	to	(3.94)
2020	1,785	33.90	to	33.90	60,497	—	to	—	0.28	to	0.28	28.25	to	28.25
2019	1,942	26.43	to	26.43	51,332	—	to	—	—	to	—	25.21	to	25.21

Putnam VT International Value Fund (Class IA)
2023	804	31.63	to	31.63	25,417	—	to	—	1.65	to	1.65	19.08	to	19.08
2022	832	26.56	to	26.56	22,110	—	to	—	2.31	to	2.31	(6.70)	to	(6.70)
2021	1,126	28.47	to	28.47	32,053	—	to	—	2.17	to	2.17	15.28	to	15.28
2020	1,255	24.70	to	24.70	31,005	—	to	—	2.73	to	2.73	4.23	to	4.23
2019	1,381	23.69	to	23.69	32,727	—	to	—	2.92	to	2.92	20.44	to	20.44

Putnam VT Core Equity Fund (Class IA)
2023	3,336	53.27	to	53.27	177,721	—	to	—	0.76	to	0.76	28.36	to	28.36
2022	3,394	41.50	to	41.50	140,847	—	to	—	1.59	to	1.59	(15.54)	to	(15.54)
2021	3,452	49.14	to	49.14	169,614	—	to	—	0.82	to	0.82	31.32	to	31.32
2020	3,503	37.42	to	37.42	131,088	—	to	—	1.17	to	1.17	17.64	to	17.64
2019	3,572	31.81	to	31.81	113,616	—	to	—	1.47	to	1.47	32.00	to	32.00

Putnam VT Government Money Market Fund (Class IA)
2023	3,491	1.99	to	1.99	6,943	—	to	—	4.60	to	4.60	4.70	to	4.70
2022	3,589	1.90	to	1.90	6,817	—	to	—	1.28	to	1.28	1.28	to	1.28
2021	3,685	1.88	to	1.88	6,911	—	to	—	0.01	to	0.01	0.00 (1)	to	0.00 (1)
2020	3,774	1.88	to	1.88	7,078	—	to	—	0.26	to	0.26	0.23	to	0.23
2019	4,430	1.87	to	1.87	8,288	—	to	—	1.81	to	1.81	1.80	to	1.80

SA-95

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Sustainable Leaders Fund (Class IA)
2023	86,112	$129.25	to	$129.25	$11,129,656	—%	to	—%	0.74%	to	0.74%	26.42%	to	26.42%
2022	92,177	102.24	to	102.24	9,424,085	—	to	—	0.83	to	0.83	(22.72)	to	(22.72)
2021	100,100	132.30	to	132.30	13,242,695	—	to	—	0.34	to	0.34	23.84	to	23.84
2020	109,953	106.83	to	106.83	11,746,124	—	to	—	0.63	to	0.63	29.06	to	29.06
2019	119,893	82.77	to	82.77	9,923,786	—	to	—	0.68	to	0.68	36.72	to	36.72

Putnam VT Small Cap Value Fund (Class IB)
2023	24,448	34.33	to	34.33	839,332	—	to	—	0.15	to	0.15	23.75	to	23.75
2022	25,188	27.74	to	27.74	698,775	—	to	—	0.17	to	0.17	(12.98)	to	(12.98)
2021	27,552	31.88	to	31.88	878,397	—	to	—	0.72	to	0.72	39.90	to	39.90
2020	27,344	22.79	to	22.79	623,128	—	to	—	1.07	to	1.07	3.96	to	3.96
2019	29,504	21.92	to	21.92	646,710	—	to	—	0.65	to	0.65	24.24	to	24.24

Templeton Foreign VIP Fund (Class 2)
2023	9,612	25.90	to	25.90	248,911	—	to	—	3.21	to	3.21	20.76	to	20.76
2022	10,147	21.45	to	21.45	217,595	—	to	—	2.95	to	2.95	(7.61)	to	(7.61)
2021	11,754	23.21	to	23.21	272,819	—	to	—	1.83	to	1.83	4.16	to	4.16
2020	11,933	22.28	to	22.28	265,914	—	to	—	3.64	to	3.64	(1.16)	to	(1.16)
2019	15,114	22.54	to	22.54	340,747	—	to	—	1.88	to	1.88	12.53	to	12.53

Templeton Global Bond VIP Fund (Class 2)
2023	76,526	17.22	to	17.22	1,318,118	—	to	—	—	to	—	2.88	to	2.88
2022	80,867	16.74	to	16.74	1,353,849	—	to	—	—	to	—	(4.95)	to	(4.95)
2021	82,103	17.61	to	17.61	1,446,116	—	to	—	—	to	—	(4.99)	to	(4.99)
2020	89,604	18.54	to	18.54	1,661,184	—	to	—	8.28	to	8.28	(5.28)	to	(5.28)
2019	96,446	19.57	to	19.57	1,887,708	—	to	—	7.00	to	7.00	2.01	to	2.01

Templeton Growth VIP Fund (Class 2)
2023	18,546	19.68	to	19.68	364,889	—	to	—	3.34	to	3.34	21.01	to	21.01
2022	19,810	16.26	to	16.26	322,099	—	to	—	0.16	to	0.16	(11.50)	to	(11.50)
2021	22,362	18.37	to	18.37	410,851	—	to	—	1.11	to	1.11	4.87	to	4.87
2020	23,537	17.52	to	17.52	412,344	—	to	—	3.00	to	3.00	5.80	to	5.80
2019	24,103	16.56	to	16.56	399,115	—	to	—	2.76	to	2.76	15.15	to	15.15

Morgan Stanley VIF Discovery Portfolio (Class II)
2023	9,398	38.07	to	38.07	357,784	—	to	—	—	to	—	44.13	to	44.13
2022	11,722	26.42	to	26.42	309,649	—	to	—	—	to	—	(62.97)	to	(62.97)
2021	15,107	71.33	to	71.33	1,077,586	—	to	—	—	to	—	(11.19)	to	(11.19)
2020	13,479	80.32	to	80.32	1,082,681	—	to	—	—	to	—	152.04	to	152.04
2019	6,508	31.87	to	31.87	207,395	—	to	—	—	to	—	39.97	to	39.97

Putnam VT Large Cap Growth Fund (Class IA)
2023	650,156	33.63	to	33.63	21,861,982	—	to	—	—	to	—	44.89	to	44.89
2022	695,237	23.21	to	23.21	16,135,415	—	to	—	—	to	—	(30.36)	to	(30.36)
2021	757,819	33.33	to	33.33	25,256,586	—	to	—	—	to	—	23.00	to	23.00
2020	861,286	27.10	to	27.10	23,337,147	—	to	—	0.25	to	0.25	39.09	to	39.09
2019	938,854	19.48	to	19.48	18,289,975	—	to	—	0.37	to	0.37	37.11	to	37.11

BlackRock S&P 500 Index V.I. Fund (Class I)
2023	1,037,585	19.42	to	19.42	20,152,815	—	to	—	1.37	to	1.37	26.22	to	26.22
2022	1,103,076	15.39	to	15.39	16,974,167	—	to	—	1.44	to	1.44	(18.23)	to	(18.23)
2021	1,198,751	18.82	to	18.82	22,558,802	—	to	—	1.30	to	1.30	28.53	to	28.53
2020	1,313,704	14.64	to	14.64	19,233,751	—	to	—	1.72	to	1.72	18.24	to	18.24
2019	1,837,640	12.38	to	12.38	22,754,282	—	to	—	2.71	to	2.71	31.34	to	31.34

SA-96

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Equity-Income Portfolio (Service Class 2)
2023	24,711	$36.03	to	$36.03	$890,337	—%	to	—%	1.78%	to	1.78%	10.38%	to	10.38%
2022	25,015	32.64	to	32.64	816,557	—	to	—	1.75	to	1.75	(5.24)	to	(5.24)
2021	24,978	34.45	to	34.45	860,459	—	to	—	1.65	to	1.65	24.60	to	24.60
2020	26,727	27.65	to	27.65	738,898	—	to	—	1.66	to	1.66	6.44	to	6.44
2019	27,227	25.97	to	25.97	707,178	—	to	—	1.74	to	1.74	27.11	to	27.11

Putnam VT Diversified Income Fund (Class IB)
2023	11,694	16.86	to	16.86	197,154	—	to	—	6.04	to	6.04	4.82	to	4.82
2022	11,582	16.08	to	16.08	186,288	—	to	—	6.52	to	6.52	(2.35)	to	(2.35)
2021	11,501	16.47	to	16.47	189,440	—	to	—	0.64	to	0.64	(6.95)	to	(6.95)
2020	11,406	17.70	to	17.70	201,910	—	to	—	7.99	to	7.99	(0.90)	to	(0.90)
2019	12,887	17.86	to	17.86	230,203	—	to	—	3.31	to	3.31	11.23	to	11.23

Putnam VT Large Cap Value Fund (Class IB)
2023	17,172	69.47	to	69.47	1,192,977	—	to	—	2.01	to	2.01	15.67	to	15.67
2022	17,949	60.06	to	60.06	1,078,083	—	to	—	1.48	to	1.48	(3.13)	to	(3.13)
2021	21,952	62.00	to	62.00	1,361,113	—	to	—	1.18	to	1.18	27.30	to	27.30
2020	21,959	48.71	to	48.71	1,069,536	—	to	—	1.78	to	1.78	5.80	to	5.80
2019	24,170	46.03	to	46.03	1,112,681	—	to	—	2.02	to	2.02	30.40	to	30.40

Putnam VT Focused International Equity Fund (Class IB)
2023	688	39.27	to	39.27	27,019	—	to	—	0.69	to	0.69	19.25	to	19.25
2022	593	32.93	to	32.93	19,541	—	to	—	1.75	to	1.75	(18.19)	to	(18.19)
2021	624	40.26	to	40.26	25,123	—	to	—	0.75	to	0.75	12.58	to	12.58
2020	640	35.76	to	35.76	22,870	—	to	—	0.19	to	0.19	10.07	to	10.07
2019	932	32.49	to	32.49	30,289	—	to	—	—	to	—	26.60	to	26.60

Putnam VT High Yield Fund (Class IB)
2023	21,605	32.59	to	32.59	704,031	—	to	—	5.47	to	5.47	12.13	to	12.13
2022	24,070	29.06	to	29.06	699,485	—	to	—	5.21	to	5.21	(11.60)	to	(11.60)
2021	25,610	32.87	to	32.87	841,906	—	to	—	4.60	to	4.60	4.98	to	4.98
2020	25,286	31.32	to	31.32	791,852	—	to	—	5.81	to	5.81	5.21	to	5.21
2019	28,162	29.77	to	29.77	838,290	—	to	—	5.74	to	5.74	14.40	to	14.40

Putnam VT Income Fund (Class IB)
2023	30,770	19.59	to	19.59	602,900	—	to	—	5.83	to	5.83	4.70	to	4.70
2022	32,618	18.71	to	18.71	610,438	—	to	—	5.65	to	5.65	(13.81)	to	(13.81)
2021	36,670	21.71	to	21.71	796,235	—	to	—	1.37	to	1.37	(4.58)	to	(4.58)
2020	36,260	22.76	to	22.76	825,180	—	to	—	4.68	to	4.68	5.73	to	5.73
2019	36,798	21.52	to	21.52	792,039	—	to	—	3.14	to	3.14	11.89	to	11.89

Putnam VT International Equity Fund (Class IB)
2023	10,957	30.63	to	30.63	335,565	—	to	—	0.04	to	0.04	18.51	to	18.51
2022	12,479	25.84	to	25.84	322,505	—	to	—	1.56	to	1.56	(14.77)	to	(14.77)
2021	13,960	30.32	to	30.32	423,301	—	to	—	1.21	to	1.21	8.82	to	8.82
2020	15,827	27.86	to	27.86	441,016	—	to	—	1.57	to	1.57	12.10	to	12.10
2019	15,830	24.86	to	24.86	393,488	—	to	—	1.35	to	1.35	25.15	to	25.15

Putnam VT Sustainable Leaders Fund (Class IB)
2023	1,216	76.83	to	76.83	93,428	—	to	—	0.49	to	0.49	26.11	to	26.11
2022	1,175	60.93	to	60.93	71,571	—	to	—	0.53	to	0.53	(22.91)	to	(22.91)
2021	1,257	79.03	to	79.03	99,339	—	to	—	0.16	to	0.16	23.53	to	23.53
2020	1,590	63.98	to	63.98	101,746	—	to	—	0.42	to	0.42	28.74	to	28.74
2019	1,582	49.69	to	49.69	78,632	—	to	—	0.44	to	0.44	36.36	to	36.36

SA-97

Separate Account VL I
Talcott Resolution Life Insurance Company
Notes to Financial Statements
6.Financial Highlights (continued):

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Putnam VT Large Cap Growth Fund (Class IB)
2023	15,228	$33.47	to	$33.47	$509,683	—%	to	—%	—%	to	—%	44.47%	to	44.47%
2022	18,577	23.17	to	23.17	430,370	—	to	—	—	to	—	(30.50)	to	(30.50)
2021	22,258	33.33	to	33.33	741,944	—	to	—	—	to	—	22.65	to	22.65
2020	24,719	27.18	to	27.18	671,798	—	to	—	0.04	to	0.04	38.71	to	38.71
2019	29,179	19.59	to	19.59	571,708	—	to	—	0.13	to	0.13	36.74	to	36.74

Invesco V.I. Discovery Mid Cap Growth Fund (Series I) (available April 30, 2020)
2023	12,358	13.57	to	13.57	167,659	—	to	—	—	to	—	13.15	to	13.15
2022	14,521	11.99	to	11.99	174,103	—	to	—	—	to	—	(30.98)	to	(30.98)
2021	15,656	17.37	to	17.37	271,975	—	to	—	—	to	—	19.10	to	19.10
2020	16,838	14.59	to	14.59	245,597	—	to	—	—	to	—	48.27	to	48.27
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—

*
These represent the annualized contract expenses of the Sub-Account for the period indicated and include only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**
These represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***
These represent the total return for the period indicated and reflect a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

#	Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
(1)	Amount is less than 0.01%.

7.    Subsequent Events:

Management has evaluated events subsequent to December 31, 2023 and through April 22, 2024, the date the financial statements were available to be issued, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

SA-98

Talcott Resolution Life Insurance Company Audited Consolidated Financial Statements As of December 31, 2023 and 2022 (Successor Company) For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company) F-1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES Description Page Report of Independent Registered Public Accounting Firm F-3 Consolidated Balance Sheets — As of December 31, 2023 and 2022 (Successor Company) F-6 Consolidated Statements of Operations — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company) F-7 Consolidated Statements of Comprehensive Income (Loss) — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company) F-8 Consolidated Statements of Changes in Stockholder's Equity — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company) F-9 Consolidated Statements of Cash Flows — For years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company) F-10 Notes to Consolidated Financial Statements F-12 Report of Independent Registered Public Accounting Firm S-1 Schedule I — Summary of Investments — Other Than Investments in Related Parties S-2 Schedule IV — Reinsurance S-3 Schedule V — Valuation and Qualifying Accounts S-4 F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM To the Stockholder and the Board of Directors of Talcott Resolution Life Insurance Company: Opinion on the Financial Statements We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2023 and 2022 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022 (Successor Company), and the results of its operations and its cash flows for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America. Change in Accounting Principle As discussed in Notes 1 and 2 to the financial statements, the Company has changed its method of accounting for long- duration contracts due to the adoption of ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12"), effective January 1, 2023, with a transition date of July 1, 2021. Basis for Opinion These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. Critical Audit Matters The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate. Certain Assumptions Used in the Valuation of Market Risk Benefits – Refer to Notes 1, 2, 5 and 12 to the financial statements Critical Audit Matter Description The Company has historically issued and assumes via reinsurance certain guarantees and product features on Variable Annuity (VA) and Fixed Indexed Annuity (FIA) products which protect the contract holder from, and expose the Company to, other-than-nominal- capital market risk. The Company recognizes these features as Market Risk Benefits (MRBs). MRBs F-3 are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheet as there is not legal right of offset between contracts. The fair value of MRBs is measured as the present value of expected future benefits payments to contract holders, less the present value of expected fees attributable to the MRB, if applicable. The Company estimates these cash flows using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions about policyholder behavior, such as: withdrawal utilization, withdrawal rates, and lapses. Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists. How the Critical Audit Matter Was Addressed in the Audit Our audit procedures related to testing assumptions used by management to estimate the valuation of MRBs, specifically discount rates, nonperformance risk, and actuarially determined assumptions about policyholder behavior, included the following, among others: • With the involvement of our valuation and actuarial specialists, we: ◦ Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions. ◦ Developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences. • We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable. • Evaluated the methods and assumptions used by management to identify potential bias in the determination of the MRBs. Certain Assumptions Used in the Valuation of Embedded Derivatives for Fixed Indexed Annuities – Refer to Notes 1, 3, 4, and 5 to the financial statements Critical Audit Matter Description The Company assumes via reinsurance fixed indexed annuity contracts (FIA) contracts. FIA contract balances appreciate based on a minimum guaranteed credited rate or on the performance of market indices. For FIA contracts where an equity market index is elected, the account value attributable to the equity performance, which is not clearly and closely related to the insurance contract, is recognized as an embedded derivative liability. The liability reported on the consolidated balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract and is reported in other policyholder funds. The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies and is derived using assumptions to estimate future account values. Given the sensitivity of these embedded derivatives to changes in these assumptions, specifically around policyholder lapse and partial withdrawals, as well as discount rates, and the significant uncertainty inherent in estimating them, we identified management’s evaluation of these assumptions as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists. How the Critical Audit Matter Was Addressed in the Audit Our audit procedures related to testing assumptions used by management to estimate the embedded derivatives recorded within other policyholder funds, specifically lapses, partial withdrawals, and discount rates, included the following, among others: • With the involvement of our valuation and actuarial specialists, we: F-4

◦ Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions. ◦ Developed an independent estimate, on a sample basis, of the embedded derivative and evaluated differences. • We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable. • Tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs of the actuarial estimate were reasonable. • Evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded derivatives. /s/ DELOITTE & TOUCHE LLP Hartford, CT April 24, 2024 We have served as the Company’s auditor since 2002. F-5

Assets Investments Fixed maturities, available-for-sale, at fair value (related party: $9 and $4) (net of allowance for credit losses: $16 and $—; amortized cost: $17,335 and $18,689) $ 14,854 $ 15,383 Fixed maturities, at fair value using the fair value option (related party: $27 and $—) 252 331 Equity securities, at fair value 182 179 Mortgage loans (net of allowance for credit losses: $26 and $15) 2,019 2,520 Policy loans (related party: $(6) and $—) 1,528 1,495 Investment funds (related party: $51 and $8) (portion at fair value: $238 and $58) 1,428 1,300 Other investments (portion at fair value: $35 and $83) 35 95 Short-term investments, at fair value (related party: $440 and $100) 1,181 1,489 Total investments 21,479 22,792 Cash 421 173 Reinsurance recoverables (related party: $9,468 and $9,613) (net of allowance for credit losses: $18 and $21) (portion at fair value: $1,242 and $1,286) 37,706 39,223 Market risk benefits 578 325 Value of business acquired and deferred acquisition costs (related party: $114 and $176) 457 496 Deferred income taxes 828 879 Goodwill and other intangible assets, net 149 155 Other assets 420 441 Separate account assets 89,514 87,255 Total assets $ 151,552 $ 151,739 Liabilities and Stockholder's Equity Liabilities Reserve for future policy benefits $ 19,379 $ 18,738 Other policyholder funds and benefits payable (related party: $526 and $582) (portion at fair value: $536 and $295) 29,502 31,827 Market risk benefits 1,074 1,204 Funds withheld liability (related party: $9,148 and $9,248 (portion at fair value: $(157) and $(560)) 10,210 10,474 Other liabilities (related party: $33 and $(1)) (portion at fair value: $57 and $105) 811 981 Separate account liabilities 89,514 87,255 Total liabilities 150,490 150,479 Commitments and Contingencies (Note 15) Stockholder’s Equity Common stock (1,000 shares authorized, issued, and outstanding; par value: $5,690 per share) 6 6 Additional paid-in capital 1,877 1,877 Accumulated other comprehensive loss (related party: $(580) and $(762)) (1,325) (1,659) Retained earnings 504 1,036 Total stockholder’s equity 1,062 1,260 Total liabilities and stockholder’s equity $ 151,552 $ 151,739 Successor Company As of December 31, (In millions, except share data) 2023 2022 See Notes to Consolidated Financial Statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Consolidated Balance Sheets F-6

Successor Company Predecessor Company For the Years Ended December 31, For the Period of July 1, 2021 to December 31, 2021 For the Six Months Ended June 30, 2021(In millions) 2023 2022 Revenues Premiums (related party: $(56), $(27), $— , and $—) $ 88 $ 99 $ 26 $ 24 Policy charges and fee income (related party: $(304), $(320), $— , and $—) 646 509 434 438 Net investment income (related party: $(380), $(136), $—, and $—) 590 778 498 534 Investment and derivative related losses, net (related party: $361, $696, $— , and $—) (929) (76) (50) (242) Total revenues 395 1,310 908 754 Benefits, Losses and Expenses Benefits and losses (remeasurement loss (gain): $(17), $10, $14, and $—) (related party: $(276), $(117), $— , and $— ) 307 521 161 349 Change in market risk benefits (related party: $77, $4, $—, and $—) (305) (295) 2 — Amortization of value of business acquired and deferred acquisition costs (related party: $14, $19, $—, and $—) 55 61 24 (43) Insurance operating costs and other expenses (related party: $(136), $(119), $—, and $—) 334 301 212 232 Total benefits, losses and expenses 391 588 399 538 Income before income taxes 4 722 509 216 Income tax expense (benefit) (39) 107 88 30 Net income $ 43 $ 615 $ 421 $ 186 See Notes to Consolidated Financial Statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Consolidated Statements of Operations F-7

Successor Company Predecessor Company For the Years Ended December 31, For the Period of July 1, 2021 to December 31, 2021 For the Six Months Ended June 30, 2021(In millions) 2023 2022 Net income $ 43 $ 615 $ 421 $ 186 Other comprehensive income (loss) Unrealized gain (loss) on available-for-sale securities 675 (2,606) (16) (275) Unrealized gain (loss) on cash flow hedging instruments 4 (27) — 1 Gain (loss) related to discount rate for reserve for future policy benefits (related party: $182, $(762), $—, and $— ) (212) 873 (14) — Gain (loss) related to credit risk for market benefits (133) 96 35 — Other comprehensive income (loss) 334 (1,664) 5 (274) Comprehensive income (loss) $ 377 $ (1,049) $ 426 $ (88) See Notes to Consolidated Financial Statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Consolidated Statements of Comprehensive Income (Loss) F-8

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Changes in Stockholder's Equity

(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity
Predecessor Company					
Balance at January 1, 2021	**$ 6**	**$ 1,761**	**$ 1,281**	**$ 137**	**$ 3,185**
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contributions to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance at June 30, 2021	**$ 6**	**$ 1,526**	**$ 1,007**	**$ 58**	**$ 2,597**
Successor Company					
Balance at July 1, 2021	**$ 6**	**$ 1,877**	**$ —**	**$ —**	**$ 1,883**
Net income	—	—	—	421	421
Other comprehensive loss	—	—	5	—	5
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	—	—
Balance at December 31, 2021	**6**	**1,877**	**5**	**421**	**2,309**
Balance at January 1, 2022	**6**	**1,877**	**5**	**421**	**2,309**
Net income	—	—	—	615	615
Other comprehensive loss	—	—	(1,664)	—	(1,664)
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	—	—
Balance at December 31, 2022	**6**	**1,877**	**(1,659)**	**1,036**	**1,260**
Balance at January 1, 2023	**6**	**1,877**	**(1,659)**	**1,036**	**1,260**
Net income	—	—	—	43	43
Other comprehensive income	—	—	334	—	334
Capital contribution to parent	—	—	—	—	—
Dividends paid	—	—	—	(575)	(575)
Balance at December 31, 2023	**$ 6**	**$ 1,877**	**$ (1,325)**	**$ 504**	**$ 1,062**

See Notes to Consolidated Financial Statements.

F-9

Operating Activities Net income $ 43 $ 615 $ 421 $ 186 Adjustments to reconcile net income to net cash provided by (used for) operating activities: Investment and derivative related losses, net (related party: $(361), $(696), $—, and $—) 929 76 50 242 Amortization of unearned revenue reserve (related party: $(56), $(5) , $—, and $—) (118) (68) — (26) Amortization of value of business acquired and deferred acquisition costs (related party: $14, $19, $—, and $—) 55 61 24 (43) Depreciation and amortization 167 227 102 38 Deferred income taxes (37) 124 174 29 Interest credited on investment and universal life-type contracts 370 481 314 152 Change in market risk benefits (related party: $77, $4, $—, and $—) (305) (295) 2 — Other operating activities, net (related party: $382, $136, $—, and $—) (571) (40) (273) (114) Changes in operating assets and liabilities: Reinsurance recoverables (related party: $(510), $198, $—, and $—) 178 (741) (29) (134) Reserve for future policy benefits 92 228 (153) 63 Other assets and liabilities (related party: $447, $—, $—, $—) 328 91 (131) 51 Net proceeds from (payments for) reinsurance transactions — 121 (877) — Net cash provided by (used for) operating activities 1,131 880 (376) 444 Investing Activities Proceeds from sales, maturities, and payments of: Fixed maturities 2,182 6,185 2,976 1,622 Equity securities 6 26 47 3 Mortgage loans 588 258 294 158 Investment funds (related party: $1, $—, $—, and $—) 295 64 102 71 Other investments 6 — — — Payments for purchases of: Fixed maturities (related party: $(32), $—, $—, and $—) (1,200) (4,607) (1,974) (1,197) Equity securities (2) (22) (121) (45) Mortgage loans (132) (667) (207) (177) Investment funds (related party: $(44), $—, $—, and $—) (126) (158) (100) (74) Net proceeds from (payments for): Repurchase agreements program — 25 (11) 8 Policy loans (33) (11) 9 (32) Successor Company Predecessor Company For the Years Ended December 31, For the Period of July 1, 2021 to December 31, 2021 For the Six Months Ended June 30, 2021(In millions) 2023 2022 TALCOTT RESOLUTION LIFE INSURANCE COMPANY Consolidated Statements of Cash Flows F-10

Derivatives (913) (559) (161) (539) Short-term investments (related party: $(340), $(100), $—, and $—) 287 (255) (314) 200 Net cash provided by (used for) investing activities 958 279 540 (2) Financing Activities Investment and universal life-type contracts: Deposits and other additions 2,693 2,033 872 1,001 Withdrawals and other deductions (10,635) (8,109) (4,766) (4,862) Net transfers from separate accounts 6,799 5,140 3,598 3,659 Net change in securities loaned or sold under agreements to repurchase (123) (99) 131 270 Dividends to parent (575) — — (265) Distributions to parent — — — (235) Net cash used for financing activities (1,841) (1,035) (165) (432) Net increase (decrease) in cash 248 124 (1) 10 Cash at beginning of year 173 49 50 40 Cash at end of year $ 421 $ 173 $ 49 $ 50 Supplemental Disclosure of Cash Flow Information: Income taxes received (paid) $ (74) $ 142 $ (13) $ 2 Successor Company Predecessor Company For the Years Ended December 31, For the Period of July 1, 2021 to December 31, 2021 For the Six Months Ended June 30, 2021(In millions) 2023 2022 See Notes to Consolidated Financial Statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY Consolidated Statements of Cash Flows F-11

Basis of Presentation Talcott Resolution Life Insurance Company, together with its subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG" or "Talcott Financial Group"). The financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Certain reclassifications were made to prior year balances for the presentation of unearned premiums and deferred gains on reinsurance to be consistent with current year presentation. Description of Business As of December 31, 2023, the Company managed approximately 446 thousand annuity contracts with an account value of approximately $38 billion, gross of reinsurance, and private placement life insurance with an account value of approximately $41.7 billion. Upon the Company's acquisition by Sixth Street, the Company's strategy changed to be one of a life insurance aggregator through reinsurance. Since the Sixth Street acquisition, the Company has participated in multiple assumed reinsurance transactions that have positioned the Company, as part of the Talcott Financial Group, as a leading participant in this area of the life insurance marketplace. As part of the Company's growth strategy, the Company assumes life insurance blocks of business, providing external insurers with solutions to create capital flexibility and risk management efficiencies. Since the Sixth Street Acquisition and as of December 31, 2023, the Company has assumed fixed indexed annuities ("FIA") of $7.3 billion and variable annuities ("VA") of $6.4 billion. On June 30, 2021, the Company’s previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into THLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, TFG indirectly obtained 100% control of THLP and its life and annuity operating subsidiaries for a total purchase price of approximately $2.2 billion, comprised of a $500 pre-closing dividend and cash of $1.7 billion. The merger was accounted for using business combination accounting, together with an election to apply pushdown accounting. Under this method, the purchase price paid was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. The Company’s consolidated financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the agreement are labeled ("Predecessor Company") and the periods subsequent to that date are labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of purchase accounting, the consolidated financial statements for the years ended December 31, 2023 and 2022 and period of July 1, 2021 to December 31, 2021 (Successor Company), are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to TFG’s accounting policies and modified its presentation for certain transactions. Consolidation The financial statements include the accounts of the Company and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. All intercompany transactions and balances between the Company and its subsidiaries have been eliminated. Entities in which the Company has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. Use of Estimates The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions affecting the reported amount of assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that are uncertain and subject to change. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates. Our principal estimates and assumptions impact the following reported amounts and disclosures: • Fair value of investments; • Impairment of investments and allowance for credit losses (“ACL”); • Derivatives valuation, including embedded derivatives; TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Dollar amounts in millions, unless otherwise stated) 1. Basis of Presentation and Significant Accounting Policies F-12

• Market risk benefits (“MRB”); • Reserve for future policy benefits; • Valuation allowances on deferred tax assets (“DTA”); • Evaluation of goodwill for impairment. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the annual financial statements. Additional details regarding these estimates and assumptions are discussed in the following significant accounting policies and the related footnote disclosures. Significant Accounting Policies The Company’s significant accounting policies are as follows: Segment Information The Company has one reportable segment and its principal products and services are comprised of variable, fixed and payout annuities, FIAs, and private-placement life insurance. The Company's determination that it has one reportable segment is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at an aggregate level. Investments Fixed Maturities Fixed maturities consist of debt securities including bonds, structured securities, redeemable preferred stock and commercial paper. Structured securities include asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”). Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value, net of ACL. Unrealized gains and losses (i.e., after-tax difference between fair value and cost or amortized cost) not attributable to ACL are reflected in equity as a component of accumulated other comprehensive loss ("AOCI"). Equity Securities Equity securities are carried at fair value with any changes in fair value recorded in investment and derivative related losses, net in the statement of operations. Mortgage Loans Mortgage loans are carried at the outstanding principal balance adjusted for amortization of premiums and accretion of discounts, net of ACL. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Policy Loans Policy loans are carried at outstanding principal balance, which approximates fair value. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy. Investment Funds Investment funds principally represent LPs and other similar legal entity structures accounted for under the equity method. Under the equity method, investments are generally carried based on the Company’s pro rata ownership percentage in the net assets of the investee, and the Company’s share of earnings is included in net investment income. Recognition of income related to investment funds is often delayed due to the availability of the related financial information, which may be reported on a lag of up to three months. Accordingly, income for the years ended December 31, 2023 and 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the period of January 1, 2021 to June 30, 2021 (Predecessor Company) may not include the full impact of current year changes in valuations of the underlying assets and liabilities of the funds for that same calendar year, which are generally obtained from the entity’s managers, general partners, or managing members. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-13

Other Investments Other investments consist of derivative instruments carried at fair value and real estate held directly, which is recorded at amortized cost. Cash and Cash Equivalents Cash is carried at cost and includes cash on hand, demand deposits with banks or other financial institutions, money market funds, and all highly liquid debt instruments purchased with an original maturity of three months or less. Short-Term Investments Short-term investments include financial instruments with remaining maturities less than twelve months when purchased. Short-term investments include financial instruments that would otherwise qualify as cash equivalents but are acquired with the primary objective of earning investment income, and make up $714 and $1,272 of the carrying amount as of December 31, 2023 and 2022, respectively. Short-term loans and short-term investments that would otherwise qualify as cash equivalents are carried at fair value, where amortized cost approximates fair value. Short-term debt securities are generally classified as AFS and accounted for consistent with our policies for fixed maturities described above. Funds Withheld Liability The Company records a funds withheld liability under ceded coinsurance with funds withheld or modified coinsurance arrangements, which represents the fair value of segregated invested assets. The funds withheld liability is comprised of a host contract and an embedded derivative. The funds withheld liability is measured as the total of the host contract, which the Company has assessed as the book value of assets, and the embedded derivative, which the Company has assessed as the net unrealized gains (losses) on the underlying assets as the Company is obligated to pay the total return on the underlying investments. The Company records the total return of the funds withheld within net income (inclusive of the return on both the host contract and the embedded derivative). The Company allocates the total return between net investment income, measured as a risk-free rate on the host contract, and net investment and derivative related losses, net, measured as the difference between the total return and host accretion. Fair Value Option ("FVO") The Company has elected the fair value option (“FVO”) for certain corporate bonds included in fixed maturities, and investment funds. Where elected, changes in fair value of investments are recorded as investment and derivative related losses, net. Impairment of Investments and the Allowance for Credit Losses We review our fixed maturities for declines in fair value that could be impairment related, or attributable to credit risk factors that may require an ACL. If we intend to sell a debt security where amortized cost exceeds fair value, or we determine it is more likely than not that we will be required to sell a debt security before recovery of amortized cost, we determine an impairment has occurred and amortized cost is written down to fair value with a corresponding charge recorded as a component of investment and derivative related losses, net. If amortized cost exceeds fair value, but we do not intend to sell a security and we determine it is not more likely than not that we will be required to sell before recovery of amortized cost, we evaluate the security for indicators of a credit loss that may require an ACL. We evaluate a number of factors to determine whether a decline in fair value is attributable to a credit loss, including but not limited to: market interest rates and issuer credit ratings and outlooks. The significance of the decline in fair value is a factor in our analysis, but is generally not determinative in whether we record a credit loss, as other factors are often more relevant in our evaluation of a security. If we determine a credit loss has occurred, we record as an ACL with a corresponding charge recorded as component of investment and derivative related losses, net. The remaining change in fair value is recorded in equity as a component of AOCI. We also evaluate other financial instruments for credit losses, such as mortgage loans, reinsurance recoverables, and off- balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss is based on historical loss data, current conditions, and reasonable and supportable forecasts and recorded as an ACL, consistent with treatment for fixed maturity debt securities. Subsequent recoveries of credit losses are recognized as reversals of the ACL with a corresponding reversal recorded as a component of investment and derivative related losses, net. Additionally, for any purchased financial assets with a more- than-insignificant amount of credit deterioration since original issuance, we establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-14

Net Investment Income The components of net investment income include: • Interest income from AFS debt securities and mortgage loans, which is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments; • Prepayment fees and make-whole payments on AFS debt securities and mortgage loans, which are recognized when earned; • Dividends for equity securities, which are recognized on the ex-dividend date; • Share of earnings for the Company's interests in investment funds, which is recognized when reported in the investee’s financial statements; • A portion of the change in funds withheld, measured as the risk-free return on the host contract; • A reduction for investment expenses. Investment and Derivative Related Losses, Net The components of investment and derivative related losses, net include: • Realized gains and losses on the sale of investments, determined on a specific identification basis; • Fair value changes in equity securities; • Fair value changes in derivative contracts (both freestanding and embedded, including the embedded derivative within the funds withheld) that do not qualify, or are not designated, as a hedge for accounting purposes; • Fair value changes for investments where the FVO has been elected; • Impairments and changes in the ACL on AFS debt securities; mortgage loans; and reinsurance recoverables; • Foreign currency transaction remeasurements. Accrued Interest Receivable Accrued interest receivable on AFS debt securities and mortgage loans are recorded in other assets on the balance sheets and are not included in the carrying value of the investment. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of investment and derivative related losses, net. Interest income on AFS debt securities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible. Variable Interest Entities The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIE") primarily as an investor through normal investment activities. A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIE exposures to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Financial Statements. Non-Consolidated Variable Interest Entities The Company, through normal investment activities, makes passive investments in LP and similar legal entity structures which are reported in investment funds on the Company’s balance sheets. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-15

In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are reported in fixed maturities, on the Company’s balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIE, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIE, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment. Derivative Instruments Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or other underlying notional amounts. We regularly invest in derivatives to hedge the risks inherent in our business, such as interest rate, equity market, issuer credit, currency exchange, or market volatility. We may also invest in derivatives to manage liquidity or engage in synthetic replication transactions. Derivatives are carried on the balance sheets at fair value and are reported in other investments and other liabilities. We have master netting agreements with certain of our counterparties that provide the legal right of offset and allow for the netting of our derivative asset and liability positions by counterparty. Where applicable, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of derivatives executed in a legal entity and with the same counterparty or under a master netting agreement. On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow hedge”) or (2) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting. We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking each hedge transaction. The documentation identifies how the hedging instrument (i.e., the derivative) is expected to hedge the designated risk (i.e., the specific forecasted transactions) and the method that will be used to assess the hedging instrument’s effectiveness. To qualify for hedge accounting, the hedging instrument must be assessed as highly effective in offsetting the designated risk. We formally assess hedge effectiveness at both at the hedge’s inception and on a quarterly basis. This assessment is primarily performed using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. For derivatives that are designated and qualify as cash flow hedges, including foreign-currency cash flow hedges, the gain or loss on the derivatives are recorded in OCI and are reclassified into net income in the same period during which the hedged transaction impacts net income. Gains and losses on derivatives that are reclassified from AOCI to net income, as well as periodic net coupon settlements, are included in the line item within the statements of operations in which the cash flows of the hedged transaction are reported. Cash flows from cash flow hedge are presented in the same category as the cash flows from the hedged transaction on the statements of cash flows. Investments in derivatives for the Company’s other investment or risk management activities do not receive hedge accounting treatment, and primarily relate to strategies used to reduce economic risk or replicate permitted investments. Gains and losses on such derivatives, including periodic net coupon settlements, are reported as a component of investment and derivative related losses, net in the statements of operations. We discontinue hedge accounting prospectively if: (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised. When cash flow hedge accounting is discontinued because we become aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried at fair value on the balance sheets, and gains and losses previously recorded in OCI and reported in AOCI are immediately reclassified in net income. In other situations where hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged transaction. Embedded Derivatives The Company purchases and historically issued and assumed financial instruments and products that contain embedded derivative instruments that we record with the associated host contract. For measurement purposes, we bifurcate the embedded derivative from the host contract when we determine that (1) the embedded derivative possesses economic TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-16 characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument. The embedded derivative is presented on the same financial statement line item as the host contract, and is carried at fair value with changes in fair value recorded as a component of investment and derivative related losses. Credit Risk Credit risk is defined as the risk of financial loss due to uncertainty of an obligors’ or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. The Company minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. The Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that over-the-counter (“OTC”) derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association agreements which are structured by legal entity and by counterparty, and permit right of offset. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7. Reinsurance The Company enters into reinsurance transactions with unaffiliated and affiliate insurer counterparties for a variety of reasons, including strategic business growth opportunities (for assumed transactions) and capital and risk management (for ceded transactions). Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company, and the Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk. Failure of counterparties to honor their obligations could result in losses to the Company. Ceded reinsurance arrangements do not discharge the Company’s liability as the primary insurer. We assume insurance from and cede insurance to our counterparties using a variety of structures, including: coinsurance, coinsurance with funds withheld, modified coinsurance, and yearly renewable term. For an agreement to qualify for reinsurance accounting, it must include insurance risk (inclusive of underwriting, investment, and timing risk) and satisfy risk transfer conditions that include a reasonable possibility of a significant loss for the assuming entity. If an arrangement does not meet risk transfer requirements, the Company accounts for the arrangement using deposit accounting (i.e., as a financing transaction). Reinsurance recoverables are generally recognized and measured consistent with the liabilities of the underlying contracts. Reinsurance recoverables include balances due from counterparties for paid and unpaid losses and are presented net of an ACL, which is based on the expectation of potential lifetime credit loss from the counterparty. Premiums and benefits and losses reflect the net effects of assumed and ceded reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. For assumed reinsurance of existing in-force blocks, a net loss on reinsurance is recorded as deferred acquisition costs (“DAC”) and a net gain on reinsurance is recorded as unearned revenue reserves (“URR”). Certain MRBs have also been reinsured, and these are reflected within reinsurance recoverables on the balance sheets. Under coinsurance arrangements, reserves and invested assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer holds the assets supporting the reserves in a trust for the benefit of the ceding insurer. Refer to Note 6 - Reinsurance for additional information related to the various trusts the Company maintains. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer; however, invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically settle profit and loss with respect to the investment returns. Under modified coinsurance arrangements, both the ceded reserves and the invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically net settle profit and loss with respect to both the investment returns and the underlying insurance obligations. Both modified coinsurance and coinsurance with funds withheld arrangements require the ceding insurer to establish a mechanism which legally segregates the invested assets. The Company maintains the right of offset on general account assets and liabilities reinsured on both a coinsurance with funds withheld and modified coinsurance basis, but we have elected to present balances due from and due to reinsurance counterparties on a gross basis, as reinsurance recoverables TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-17 and funds withheld liability for ceded reinsurance or funds withheld at interest for assumed reinsurance on the balance sheets. Separate account assets and liabilities assumed on a modified coinsurance basis are reported on a net basis on the balance sheets. Revenue, however, is recorded from the reinsurance of separate accounts as premiums or policy charges and fee income on the statements of operations. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances Value of Business Acquired Value of business acquired (“VOBA”) is an intangible asset that represents the portion of a purchase price allocated to the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the acquisition. It is based on the actuarially estimated present value of future cash flows of the acquired contracts in-force as of the date of the acquisition. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. For certain transactions, the fair value of obligations related to acquired insurance and investment contracts exceed the book value of policy liabilities, resulting in additional reserves (“negative VOBA”). Negative VOBA is presented separately from VOBA as an additional reserve included either in the reserve for future policy benefits or other policyholder funds and benefits payable on the balance sheets, depending on the presentation for the underlying contracts generating the amount. The Company tests the aggregate recoverability of positive VOBA by comparing the existing balance to the present value of future profitability. Deferred Acquisition Costs As noted in the Reinsurance section above, specific to assumed block reinsurance, the excess of reserves and ceding commission over assets received is recorded as DAC. In addition, costs such as commissions are capitalized when incurred if directly related to the successful acquisition of new or existing insurance contracts. Unearned Revenue Reserve As noted in the Reinsurance section above, a net gain on assumed reinsurance is recorded as URR within other policyholder funds and benefits payable on the balance sheets. Amortization of Deferred Acquisition Costs and Other Balances The Company amortizes VOBA, DAC, URR and other balances (e.g., adjustments associated with FIA MRBs) through net income on a constant-level basis over the expected term for a group of contracts (i.e., cohorts), using the same cohorts used to estimate the associated liabilities for those contracts. Inputs and assumptions are required for determining the expected term of contracts and are consistent with those used to estimate the related liabilities. The determination of such assumptions uses accepted actuarial methods to estimate decrement rates related to policyholder behavior for lapses, withdrawals (surrenders) and mortality. The constant-level basis uses a method specific to the underlying product, generally policy counts or gross premiums, and approximates a pattern of straight-line amortization at an individual contract level. The amortization rate is calculated at the end of each reporting period, and is inclusive of actual experience for the reporting period and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period. Amortization can never result in an increase of the VOBA, DAC or URR balance initially established. Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for further information. Refer to Note 10 - Reserve for Future Policy Benefits for additional information regarding the assumptions for the LFPB and additional liabilities for other insurance benefits. Income Taxes We measure income taxes using the asset and liability method, where deferred income taxes are recognized to represent the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. We evaluate the likelihood of realizing the benefit of deferred tax assets, and if required, record a valuation allowance to reduce the total deferred tax asset, net of valuation allowance, to an amount that will more likely than not be realized. The Company classifies interest and penalties (if applicable) as income tax expense in the statements of operations. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-18

Refer to Note 14 - Income Taxes for additional information. Goodwill Goodwill represents the excess of the purchase price of an acquired business over the fair value of identifiable net assets acquired, and is allocated to identified reporting units. Goodwill is not amortized but is evaluated for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment evaluation includes both a qualitative and quantitative assessment. The Company has the option to initially perform an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we then perform a quantitative assessment. If the carrying values of the reporting units exceed their fair value, an impairment loss is recognized and the carrying amount of goodwill is adjusted. Refer to Note 8 - Goodwill and Other Intangible Assets for additional information. Other Intangible Assets Other intangible assets with definite lives are amortized over the estimated useful life of the asset and consist of software amortized over a period not to exceed seven years. Other intangible assets with indefinite lives primarily consist of state insurance licenses, and are not amortized but are reviewed annually in the Company’s impairment evaluation. They will be tested for impairment more frequently if an event occurs or circumstances change to indicate the fair value of indefinite-lived other intangible assets is less than the carrying value. Refer to Note 8 - Goodwill and Other Intangible Assets for additional information. Separate Accounts The Company has issued VA and life insurance contracts through its separate accounts, which represent funds maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, with the exception of any contractual minimum guarantees made by the Company with respect to certain accounts, which are considered market risk benefits. Separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company’s separate account products include the variable account value portion of VA, variable life insurance products and individual, institutional, and governmental investment contracts. The Company has reinsured certain separate account policies on a modified coinsurance basis to unaffiliated reinsurers. We report separate account assets as a summary total based on the fair value of the underlying investments. A corresponding summary total separate account liabilities is reported at an amount equal to separate account assets, and represents the account balance to be returned to the contractholder. The investment risk is solely borne by the contractholders and investment income and investment related and unrealized gains and losses of the separate accounts directly accrue to the contractholders; therefore, they are not recognized in the statements of operations. The Company recognizes fee income for investment management, certain administrative services and cost of insurance charges. Refer to Note 9 - Separate Accounts for additional information and Note 12 - Market Risk Benefits for further information. Reserve for Future Policy Benefits Reserve for future policy benefits represent estimated insurance liabilities and primarily consist of the liability for future policy benefits (“LFPB”), deferred profit liability (“DPL”) related to life-contingent payout annuities, and additional liabilities for ULSG contracts. Reserve for Future Policy Benefits also consists of traditional long-duration insurance reserves for whole life and guaranteed term life insurance and other contracts. Liability for Future Policy Benefits The LFPB includes reserves for life-contingent contract annuitizations, including structured settlements and terminal funding agreements and traditional life insurance contracts. Insurance contracts are grouped into cohorts based on issue year and contract type for purposes of recognizing the LFPB. For contracts acquired through an inforce reinsurance arrangement or business combination, multiple issue years prior to the acquisition date are generally aggregated for purposes of identifying a single, issue-year cohort. The LFPB is calculated using standard actuarial methods, which consider the present value of future benefits and related expenses to be paid, less the present value of the portion of future premiums required. Such calculations are measured using updated cash flow and discount rate assumptions. The Company updates the LFPB at least quarterly for actual TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-19 experience and future cash flow assumptions are evaluated at least annually. Cash flow assumptions include, among others, mortality and lapse rates, and are reviewed and updated, as needed, following the Company’s assumption review in the third quarter. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. The effect on the LFPB attributable to updates for actual experience and updates in cash flow assumptions are both recorded as benefits and losses. However, actual experience (e.g., paid claims) is reported as benefits and losses while remeasurement of the LFPB for the effect of cash flow assumption updates is reported as a separate remeasurement gain (loss). The LFPB is computed at amounts that, with additions from interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. Cash flows are discounted using an upper-medium grade (or low credit risk), fixed-income instrument yield (the equivalent of a Single A corporate bond rate). We establish the upper-medium grade yield for each cohort as of contract inception. The contract inception date is identified as the acquisition date for contracts acquired through an inforce reinsurance arrangement or business combination. For contracts issued evenly throughout a reporting period (or subsequent annuitizations for life-contingent payout annuities), a weighted-average discount rate is calculated on a quarterly basis. Reserve accretion in subsequent measurement periods calculated using the locked-in yield curve established at contract inception is recorded as benefit expense through net income. The LFPB is additionally remeasured each reporting period using current upper-medium grade yields, and the effect on the LFPB attributable to changes in the discount rate is recorded in OCI. The Company maximizes the use of observable data as of each valuation date when developing an upper-medium grade yield curve designed to reflect the duration characteristics of the insurance liabilities. Deferred Profit Liability The DPL is recognized at contract inception of limited-payment contracts and represents the profit margin in premiums paid over a shorter duration than the claim payment period. The DPL accretes interest similar to the LFPB and is amortized in a constant relationship with expected future benefits payments for annuity contracts and insurance in force for life contracts. Amortization is recognized in benefits and losses within the statements of operations. Consistent with the LFPB, the Company updates the DPL at least quarterly for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review in the third quarter. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the DPL attributable to updates in cash flow assumptions is reported as a separate remeasurement loss (gain) within benefits and losses in the statements of operations. Refer to Note 10 - Reserve for Future Policy Benefits for additional information. Additional Liability for Universal Life with Secondary Guarantees Reserves for such ULSG benefits are included within the reserve for future policy benefits on the balance sheets, as they provide additional protection against policy termination and may continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. Additional liabilities for other insurance benefits are determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected contract assessments and investment margin. Present values are discounted at the contract rate, and interest accrues on the liability using the same rate. The reserve is reduced by the amount of cumulative excess payments but is never reduced below zero. Consistent with the LFPB, the reserve calculation is updated on a quarterly basis for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review in the third quarter. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the additional liabilities attributable to updates in cash flow assumptions is reported as a separate remeasurement loss (gain) within benefits and losses in the statements of operations. Other Policyholder Funds and Benefits Payable Other policyholder funds and benefits payable primarily consists of policyholder account balances (“PABs”), URR, negative VOBA, and other balances. Refer to the Reinsurance and VOBA policy sections above for additional information on URR and negative VOBA. Other balances primarily include FIA host offsets, which are amounts used to offset the value of the MRB at contract inception, and is further described in the MRB policy section below. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-20

Policyholder Account Balance PABs represent the fixed contract value that has accrued to the benefit of the policyholder as of the balance sheet date and are applicable for contracts with explicit account values, including VA, fixed annuities, corporate-owned life insurance (“COLI”), and other universal life-type products (“UL”). This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability recognized for non-life contingent payout annuities, including structured settlements, is measured as the present value of future payments using the effective yield at contract inception. Significant changes in experience or assumptions related to PABs for UL-type products may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations. FIA contract balances appreciate based on a minimum guaranteed credited rate or the performance of market indices, and generally protect the contract owner against loss of principal and may include living withdrawal benefits or enhanced annuitization benefits. FIAs allow the policyholder to elect a fixed interest rate return or an equity market index. For FIA contracts where an equity market index is elected, the account value attributable to equity performance, which is not clearly and closely related to the host insurance contract, is recognized as an embedded derivative. The liability reported on the balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract. The host contract, identified as the non-variable guaranteed minimum contract value, is initially measured as the contract inception account value less a host contract adjustment equal to the initial fair value of the embedded derivative. The host contract adjustment is subsequently accreted over the underlying policy’s expected life. The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies, and is derived using assumptions to estimate future account values. The embedded derivative cash flows are discounted using a rate that reflects our own credit rating. Refer to Note 11 - Other Policyholder Funds and Benefits Payable and Note 5 - Fair Value Measurements for additional information. Market Risk Benefits The Company historically issued and assumes via reinsurance certain guarantees and product features on VA and FIA products which protect the contractholder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as MRBs, which include guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) for VA products, as well as guaranteed lifetime withdrawal benefit (“GLWB”), as well as expected annuitization benefits for FIA products. MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset, and are reported separately as MRB liabilities or assets on the balance sheets as there is no legal right of offset between contracts. The fair value of MRBs is measured as the present value of expected future benefits payments to contractholder, less the present value of expected fees attributable to the MRB, if applicable. The cash flows associated with MRBs are discounted utilizing a risk-free discount rate, plus an applicable credit spread for the instrument-specific credit risk (“ISCR”). To estimate the appropriate credit spread, the Company considers its own credit risk for directly written and assumed contracts and the reinsurer’s credit risk for MRBs that are reinsured. Changes in the fair value of MRBs are recorded as a change in market risk benefits within net income, excluding portions attributed to changes in the Company’s own credit risk, which are recorded in OCI. For MRBs that are reinsured, changes in the MRB attributable to changes in the reinsurer’s nonperformance risk are recognized as part of the change in market risk benefits recorded through net income. At contract inception, we assess the fees and assessments collectible from the policyholder and allocate them to the extent they are attributable to the MRB. If attributed fees are sufficient to cover the projected benefits, a non-option based valuation model is used. If attributed fees are insufficient to cover the projected benefits (or there are no explicit fees collectible from the policyholder), an option-based valuation model is used. MRBs calculated using an option-based model are measured and recognized at contract inception and for FIA contracts, an equivalent contra-liability, referred to as a host offset, is recognized in other policyholder funds and benefits payable on the balance sheets. Upon annuitization of the contract or the extinguishment of the account balance, the MRB, related annuity contract and unamortized deferred costs are derecognized, including amounts within AOCI, and a LFPB for the remaining payout annuity contract is established, if applicable. Directly written and assumed MRBs are not reduced for those riders that are ceded under reinsurance agreements. Instead, ceded MRBs are measured at fair value and are separately recorded in reinsurance recoverables on the balance sheets. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-21

Refer to Note 12 - Market Risk Benefits for additional information. Revenue Recognition For investment and universal life-type contracts, amounts collected from policyholders are considered deposits and are not included in revenue. Policy charges and fee income for VA, FIA, fixed annuities and other universal life-type contracts primarily consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For traditional life products, premiums are recognized as revenue when due from policyholders. Adoption of New Accounting Standards Targeted Improvements to the Accounting for Long-Duration Contracts (ASU 2018-12) Refer to Note 2 - Adoption of Long-Duration Targeted Improvements for additional information. Business Combinations – Contract Assets and Contract Liabilities from Contracts with Customers (ASU 2021-08) ASU 2021-08 applies to business combinations on or after January 1, 2023 and modifies how acquiring entities measure contract assets and contract liabilities from contracts with customers held by the acquiree. Such balances will be measured in a manner consistent with how the acquiree recognized and measured them in its pre-acquisition financial statements. We adopted these updates effective January 1, 2023, and it did not have an impact on our financial statements as the Company did not enter into any business combinations in 2023. Financial Instruments – Credit Losses (Topic 326) – Troubled Debt Restructurings and Vintage Disclosures (ASU 2022-02) ASU 2022-02 modified guidance for troubled debt restructurings and expanded disclosure requirements to present write-off of financing receivables disaggregated by year of origination (i.e., vintage). We adopted these updates effective January 1, 2023, and it did not have a material effect on our financial statements. Reference Rate Reform (Topic 848) (ASU 2020-04, ASU 2021-01, and ASU 2022-06) ASU 2020-04 and ASU 2021-01 provided practical expedients as codified within Topic 848 which were intended to ease operational burdens related to modifications to certain contracts, hedges and derivatives compelled due to reference rate reform. Each ASU was effective at issuance, adopted by the Company in prior years, and did not have a material effect on our financial statements. ASU 2022-06 deferred the sunset of Topic 848 from December 31, 2022 to December 31, 2024, at which point the practical expedients within Topic 848 will no longer be available. The Company will continue to evaluate the impact of reference rate reform on contract modifications and hedging relationships. Derivatives and Hedging: Fair Value Hedging - Portfolio Layer Method (ASU 2022-01) ASU 2022-01 expanded the scope of financial assets that are qualified for use in a portfolio layer hedging strategy. We adopted these updates effective January 1, 2023, and it did not have a material effect on our financial statements. Recently Issued Accounting Standards Fair Value Measurements of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03) ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value, and clarifies that a contractual sales restriction is not considered in measurement. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt the provisions of ASU 2022-03 in the first quarter of 2024 and does not expect it to have a material effect on the financial statements. Segment Reporting - Improvements to Reportable Segment Disclosures (ASU 2023-07) ASU 2023-07 will require additional disclosures regarding segment expenses and additional information regarding the Company's Chief Operating Decision Maker. The ASU also clarifies the expanded disclosures will be applicable to entities with a single reportable segment. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt the provisions of ASU 2023-07 in the first quarter of 2024 and does not expect it to have a material effect on the financial statements. Income Taxes - Improvements to Income Tax Disclosures (ASU 2023-09) ASU 2023-09 will require additional disclosures with respect to taxes paid and the Company's effective tax rate reconciliation for federal, state, and foreign income taxes. The amendments are effective for the Company in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 1. Basis of Presentation and Significant Accounting Policies (continued) F-22

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Adoption of Long-Duration Targeted Improvements

The FASB issued ASU 2018-12 *Targeted Improvements to the Accounting for Long-Duration Contracts* ("LDTI") in August 2018, which impacted the recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the LFPB, by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance amends the accounting for certain market-based options or guarantees associated with account balance contracts, simplify the amortization of DAC and other balances amortized on a basis consistent with DAC, and improve the effectiveness of the required disclosures.

The Company adopted the update effective as of January 1, 2023 and applied the retrospective method as of July 1, 2021, the date of the Sixth Street Acquisition. At the acquisition date, VOBA and negative VOBA balances were established for the difference between the fair value of the insurance contract assets and liabilities. Upon adoption, the LFPB and contractual features that meet the criteria for MRBs were adjusted to conform to LDTI, with an offsetting adjustment made to VOBA or negative VOBA. No adjustments were recorded to AOCI or retained earnings upon the initial adoption. As such, the Company retrospectively adjusted prior period amounts shown in the annual financial statements to reflect the new guidance.

The following table presents the Successor Company rollforward of life-contingent payout annuities from the acquired balance measured before adoption, to the opening balance as of the adoption date:

Balance as of July 1, 2021	**$**	**14,613**
Change in discount rate assumptions		(2,280)
Change in cash flow assumptions and other activity		(554)
Adjusted balance as of July 1, 2021	**$**	**11,779**
Less: reinsurance recoverables		(2,938)
Adjusted balance as of July 1, 2021, net of reinsurance	**$**	**8,841**

The previously reported and adjusted gross reserve balances in the table above exclude certain fully reinsured life-contingent payout annuities, traditional life insurance reserves, and other reserves of $0.9 billion and $1.1 billion, respectively.

The following table presents a rollforward of MRB liabilities associated with VA, from the acquired balance measured before adoption, to the opening balance as of the adoption date:

Balance as of July 1, 2021	**$**	**—**
Addition of existing balances [1]		261
Fair value adjustments		399
Adjusted balance as of July 1, 2021	**$**	**660**
Less: ceded market risk benefits [2]		(776)
Adjusted balance as of July 1, 2021, net of reinsurance	**$**	**(116)**

[1] *Associated reserves were previously recorded within reserve for future policy benefits and other policyholder funds and benefits payable on the balance sheets.*

[2] *Included within reinsurance recoverables on the balance sheets.*

F-23

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Adoption of Long-Duration Targeted Improvements (continued)

The following table presents a rollforward of VOBA associated with VA and negative VOBA associated with life-contingent payout annuities, from the acquired balance measured before adoption, to the opening balance as of the adoption date:

	Value of Business Acquired	Negative VOBA [1]
Balance, as of July 1, 2021	**$ 565**	**$ 17**
Establishment of market risk benefits	(200)	
Change in discount rate assumptions for the liability for future policy benefits [2]		2,280
Change in cash flow assumptions and other activity for the liability for future policy benefits		554
Adjusted balance, as of July 1, 2021	**$ 365**	**$ 2,851**

[1] *Included within other policyholder funds and benefits payable on the balance sheets.*

[2] *Relates to the change from a risk-free discount rate to a upper-medium grade (or low credit risk), fixed-income instrument yield.*

The following table summarizes the effects of adoption on the applicable financial statement line items on the balance sheet as of December 31, 2022 (Successor Company):

	Reported	Adoption	Adjusted
Assets			
Reinsurance recoverables	$ 40,400	$ (1,177)	$ 39,223
Market risk benefits	—	325	325
Value of business acquired and deferred acquisition costs	518	(22)	496
Deferred income taxes	1,120	(241)	879
Other assets	453	(12)	441
Total assets	**$ 152,866**	**$ (1,127)**	**$ 151,739**
Liabilities and Stockholder's Equity			
Liabilities			
Reserve for future policy benefits	$ 21,432	$ (2,694)	$ 18,738
Other policyholder funds and benefits payable	31,320	507	31,827
Market risk benefits	—	1,204	1,204
Funds withheld liability	10,485	(11)	10,474
Other liabilities	2,018	(1,037)	981
Total liabilities	**152,510**	**(2,031)**	**150,479**
Stockholder's Equity			
Accumulated other comprehensive loss	(2,166)	507	(1,659)
Retained earnings	639	397	1,036
Total stockholder's equity	**356**	**904**	**1,260**
Total liabilities and stockholder's equity	**$ 152,866**	**$ (1,127)**	**$ 151,739**

F-24

The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of operations for the year ended December 31, 2022 (Successor Company): Reported Adoption Adjusted Revenues Premiums $ 109 $ (10) $ 99 Policy charges and fee income 506 $ 3 509 Investment and derivative related losses, net (10) (66) (76) Total revenues 1,383 (73) 1,310 Benefits, Losses, and Expenses Benefits and losses 606 (85) 521 Change in market risk benefits — (295) (295) Amortization value of business acquired and deferred acquisition costs 79 (18) 61 Total benefits, losses, and expenses 986 (398) 588 Income before income taxes 397 325 722 Income tax expense 38 69 107 Net income $ 359 $ 256 $ 615 The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of operations for the period of July 1, 2021 to December 31, 2021 (Successor Company): Reported Adoption Adjusted Revenues Premiums $ 31 $ (5) $ 26 Policy charges and fee income 410 24 434 Investment and derivative related losses, net (20) (30) (50) Total revenues 919 (11) 908 Benefits, Losses, and Expenses Benefits and losses 285 (124) 161 Change in market risk benefits — 2 2 Amortization value of business acquired and deferred acquisition costs 90 (66) 24 Insurance operating costs and other expenses 213 (1) 212 Total benefits, losses, and expenses 588 (189) 399 Income before income taxes 331 178 509 Income tax expense 51 37 88 Net income $ 280 $ 141 $ 421 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 2. Adoption of Long-Duration Targeted Improvements (continued) F-25

The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of comprehensive loss for the year ended December 31, 2022 (Successor Company): Reported Adoption Adjusted Net income $ 359 $ 256 $ 615 Other comprehensive loss Unrealized loss on available-for-sale securities (2,129) (477) (2,606) Gain related to discount rate for reserve for future policy benefits — 873 873 Gain related to credit risk for market risk benefits — 96 96 Other comprehensive loss (2,156) 492 (1,664) Comprehensive loss $ (1,797) $ 748 $ (1,049) The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of comprehensive loss for the period of July 1, 2021 to December 31, 2021 (Successor Company): Reported Adoption Adjusted Net income $ 280 $ 141 $ 421 Other comprehensive income Unrealized loss on available-for-sale securities (10) (6) (16) Gain related to discount rate for reserve for future policy benefits — (14) (14) Gain related to credit risk for market risk benefits — 35 35 Other comprehensive income (loss) (10) 15 5 Comprehensive income $ 270 $ 156 $ 426 The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of cash flows for the year ended December 31, 2022 (Successor Company): Reported Adoption Adjusted Net income $ 359 $ 256 $ 615 Adjustments to reconcile net income to net cash provided by operating activities Investment and derivative related losses, net 10 66 76 Amortization of value of business acquired and deferred acquisition costs 79 (18) 61 Amortization of unearned revenue reserve (33) (35) (68) Deferred income tax expense 56 68 124 Interest credited on investment and universal life-type contracts 534 (53) 481 Change in market risk benefits — (295) (295) Other operating activities, net (38) (2) (40) Change in operating assets and liabilities Reinsurance recoverables (758) 17 (741) Reserve for future policy benefits 230 (2) 228 Other assets and liabilities 93 (2) 91 Net cash provided by operating activities $ 880 $ — $ 880 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 2. Adoption of Long-Duration Targeted Improvements (continued) F-26

The following table summarizes the effects of adoption on the applicable financial statement line items in the statement of cash flows for the period of July 1, 2021 to December 31, 2021 (Successor Company): Reported Adoption Adjusted Net income $ 280 $ 141 $ 421 Adjustments to reconcile net income to net cash used for operating activities Investment and derivative related losses, net 20 30 50 Amortization of value of business acquired and deferred acquisition costs 90 (66) 24 Amortization of unearned revenue reserve — — — Deferred income tax expense 138 36 174 Change in market risk benefits — 2 2 Other operating activities, net (208) (65) (273) Change in operating assets and liabilities Reinsurance recoverables (63) 34 (29) Reserve for future policy benefits (40) (113) (153) Other assets and liabilities (132) 1 (131) Net cash used for operating activities $ (376) $ — $ (376) TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 2. Adoption of Long-Duration Targeted Improvements (continued) F-27

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments

Available-for-Sale Debt Securities

The following table presents the balances of AFS debt securities, by major security type:

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
As of December 31, 2023 (Successor Company)					
Fixed maturities, available-for-sale					
Asset-backed securities	$ 376	$ —	$ 3	$ (16)	$ 363
Collateralized loan obligations	970	(2)	3	(5)	966
Commercial mortgage-backed securities	1,639	(7)	—	(186)	1,446
Corporate bonds	11,245	(7)	22	(1,715)	9,545
Foreign government and agencies	442	—	10	(48)	404
Municipal bonds	961	—	—	(158)	803
Residential mortgage-backed securities	508	—	—	(63)	445
U.S. Treasury bonds	1,194	—	—	(312)	882
Total fixed maturities, available-for-sale	**$ 17,335**	**$ (16)**	**$ 38**	**$ (2,503)**	**$ 14,854**
Short-term investments, available-for-sale	**$ 28**	**—**	**—**	**—**	**$ 28**
As of December 31, 2022 (Successor Company)					
Fixed maturities, available-for-sale					
Asset-backed securities	$ 276	$ —	$ —	$ (22)	$ 254
Collateralized loan obligations	703	—	—	(27)	676
Commercial mortgage-backed securities	1,724	—	1	(211)	1,514
Corporate bonds	12,565	—	2	(2,326)	10,241
Foreign government and agencies	377	—	—	(62)	315
Municipal bonds	1,309	—	—	(269)	1,040
Residential mortgage-backed securities	503	—	—	(86)	417
U.S. Treasury bonds	1,232	—	—	(306)	926
Total fixed maturities, available-for-sale	**$ 18,689**	**$ —**	**$ 3**	**$ (3,309)**	**$ 15,383**

The following table presents the balances of AFS debt securities, by contractual maturity:

	Successor Company			
	As of December 31, 2023		As of December 31, 2022	
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$ 392	$ 378	$ 445	$ 437
Over one year through five years	2,305	2,178	2,392	2,214
Over five years through ten years	3,351	2,960	4,438	3,732
Over ten years	7,822	6,144	8,209	6,140
Structured securities	3,493	3,222	3,205	2,860
Total	**$ 17,363**	**$ 14,882**	**$ 18,689**	**$ 15,383**

Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e., prepayments or extensions).

F-28

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

The following tables present the Company's unrealized loss aging for AFS debt securities, by major security type and length of time that the securities were in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total	
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
As of December 31, 2023 (Successor Company)						
Fixed maturities, available-for-sale						
Asset-backed securities	$ 75	$ (2)	$ 181	$ (14)	$ 256	$ (16)
Collateralized loan obligations	238	(1)	296	(4)	534	(5)
Commercial mortgage-backed securities	43	(4)	1,373	(182)	1,416	(186)
Corporate bonds	376	(32)	8,299	(1,683)	8,675	(1,715)
Foreign government and agencies	1	—	290	(48)	291	(48)
Municipal bonds	8	(1)	794	(157)	802	(158)
Residential mortgage-backed securities	—	—	408	(63)	408	(63)
U.S. Treasury bonds	6	(4)	870	(308)	876	(312)
Total fixed maturities, available-for-sale	**$ 747**	**$ (44)**	**$ 12,511**	**$ (2,459)**	**$ 13,258**	**$ (2,503)**
As of December 31, 2022 (Successor Company)						
Fixed maturities, available-for-sale						
Asset-backed securities	$ 96	$ (5)	$ 162	$ (17)	$ 258	$ (22)
Collateralized loan obligations	644	(27)	11	—	655	(27)
Commercial mortgage-backed securities	819	(102)	682	(109)	1,501	(211)
Corporate bonds	6,659	(1,544)	3,412	(782)	10,071	(2,326)
Foreign government and agencies	185	(41)	128	(21)	313	(62)
Municipal bonds	859	(219)	180	(50)	1,039	(269)
Residential mortgage-backed securities	123	(20)	293	(66)	416	(86)
U.S. Treasury bonds	864	(293)	63	(13)	927	(306)
Total fixed maturities, available-for-sale	**$ 10,249**	**$ (2,251)**	**$ 4,931**	**$ (1,058)**	**$ 15,180**	**$ (3,309)**

As of December 31, 2023, fixed maturities, AFS in an unrealized loss position consisted of 3,643 instruments and were primarily depressed due to increasing interest rates and/or widening credit spreads since the purchase and/or application of pushdown accounting dates. As of December 31, 2023, 67% of these fixed maturities were depressed less than 20% of cost or amortized cost.

The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.

Sales

Sales of AFS debt securities in 2023 were primarily a result of strategic asset allocations, tactical changes to the portfolio driven by changing market conditions, and duration and liquidity management. Proceeds from sales of AFS debt securities were $1,304 for the year ended December 31, 2023 (Successor Company), $5,897 for the year ended December 31, 2022 (Successor Company), $2,372 for the period of December 31, 2021 (Successor Company) and $1,007 for the six months ended June 30, 2021 (Predecessor Company).

Allowance for Credit Losses

Developing the Company's best estimate of expected future cash flows for ACL on AFS debt securities is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. Cash flows are discounted at the effective yield that is used to record interest income. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit

F-29

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.

For non-structured securities, assumptions include, but are not limited to: economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer's ability to restructure, access capital markets, and execute asset sales.

For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

The following presents a rollforward of the ACL for AFS debt securities, by major security type:

	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Corporate Bonds	Total
Balance as of January 1, 2022 (Successor Company)	$ —	$ —	$ —	$ —
Initial credit losses	—	—	1	1
Write-offs	—	—	(1)	(1)
Balance as of December 31, 2022 (Successor Company) [1]	—	—	—	—
Initial credit losses	2	7	8	17
Reduction for sales	—	—	(1)	(1)
Balance at December 31, 2023 (Successor Company)[1]	$ 2	$ 7	$ 7	$ 16

[1] *As of December 31, 2023 and 2022 (Successor Company), the Company held no PCD AFS debt securities.*

Net Investment Income

Net investment income by asset class consists of the following:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022		
Fixed maturities [1]	$ 695	$ 620	$ 174	$ 243
Equity securities	11	10	10	2
Mortgage loans	80	74	32	45
Policy loans	90	82	36	40
Investment funds	116	168	259	216
Other investments [2]	(381)	(146)	1	1
Investment expense	(21)	(30)	(14)	(13)
Total net investment income	**$ 590**	**$ 778**	**$ 498**	**$ 534**

[1] *Includes net investment income on short-term investments and excludes amounts related to fixed maturities where the FVO was elected.*

[2] *Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business. Includes the accretion using a risk-free rate on the book value of investment portfolios of modified coinsurance arrangements*

F-30

Investment and Derivative Related Losses, Net Investment and derivative related losses, net by asset class consists of the following: Successor Company Predecessor Company For the Years Ended December 31, For the Period of July 1, 2021 to December 31, 2021 For the Six Months Ended June 30, 20212023 2022 Available-for-sale debt securities Gross gains on sales 1 2 14 55 Gross losses on sales (194) (532) (20) (8) Net realized gain/loss on other disposals (12) — — — Net realized investment related gains (losses) on available- for-sale debt securities $ (205) $ (530) $ (6) $ 47 Provision for credit losses on fixed maturities, available-for- sale (16) (1) — — Net recognized investment related losses on fair value option fixed maturities (11) (21) — — Net realized investment related gains (losses) on equity securities 12 5 19 — Net unrealized investment related gains (losses) on equity securities still held at the end of the period (8) (24) (3) — Provision for credit losses on mortgage loans (11) (3) — 6 Net recognized investment related gains on fair value option investment funds 41 16 — — Embedded derivatives [1] 198 1,014 15 80 Freestanding derivatives [1] (926) (297) (73) (379) Fixed indexed annuities hedge program 22 (247) — — Other, net (25) 12 (2) 4 Investment and derivative related losses, net $ (929) $ (76) $ (50) $ (242) [1] Refer to the Non-Qualifying Derivatives section of Note 4 - Derivatives for additional information. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 3. Investments (continued) F-31

Accrued Interest Receivable Accrued interest receivable recorded in other assets on the balance sheets consists of the following, by asset class: Successor Company As of December 31, 2023 2022 Available-for-sale debt securities $ 161 $ 182 Mortgage loans 6 8 Mortgage Loans The following table presents the Company’s mortgage loans, by geographic location: Successor Company December 31, 2023 December 31, 2022 Amortized Cost Percent of Total Amortized Cost Percent of Total East North Central $ 87 4.3% $ 74 2.9 % East South Central 34 1.7% 32 1.3 % Middle Atlantic 175 8.6% 194 7.7 % Mountain 176 8.6% 185 7.3 % New England 70 3.4% 82 3.2 % Pacific 462 22.6% 535 21.1 % South Atlantic 621 30.3% 694 27.4 % West North Central 40 1.9% — — % West South Central 213 10.4% 180 7.1 % Other [1] 167 8.2% 559 22.0 % Total mortgage loans $ 2,045 100% $ 2,535 100% [1] Primarily represents loans collateralized by multiple properties in various regions. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 3. Investments (continued) F-32

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

The following table presents the Company's mortgage loans, by property type:

	Successor Company			
	December 31, 2023		December 31, 2022	
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
Commercial				
Industrial	$ 711	34.8 %	$ 787	31.0 %
Multifamily	617	30.2 %	669	26.4 %
Office	340	16.6 %	383	15.1 %
Retail	377	18.4 %	443	17.5 %
Single Family	—	— %	253	10.0 %
Total mortgage loans	**$ 2,045**	**100 %**	**$ 2,535**	**100 %**

Allowance for Credit Losses

The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in investment and derivative related losses, net. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios. When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2023 and 2022 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.

There were no mortgage loans held-for-sale as of December 31, 2023 and 2022 (Successor Company). In addition, as of December 31, 2023 and 2022 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract. As of December 31, 2023 and 2022 (Successor Company), the Company held no PCD mortgage loans.

F-33

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

The following table presents a rollforward of the ACL for mortgage loans:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022		
Beginning balance	$ **15**	$ **12**	$ **—**	$ **17**
Cumulative effect of pushdown accounting	—	—	12	—
Adjusted beginning balance ACL	**15**	**12**	**12**	**17**
Current-period provision	11	3	—	(6)
Ending balance	$ **26**	$ **15**	$ **12**	$ **11**

The increase in the allowance for the year ended December 31, 2023 (Successor Company) was primarily attributable to changes in market conditions and an update in assumptions. The increase in the allowance for the year ended December 31, 2022 (Successor Company) was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans. The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods.

Credit Quality Indicators

The weighted-average LTV ratio at origination of the Company's mortgage loans held as of December 31, 2023 (Successor Company) was 60%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals performed at origination. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property's net operating income to the borrower's principal and interest payments which are updated no less than annually through reviews of underlying properties.

The following represents the LTV ratio and DSCR for mortgage loans, by origination year:

	As of December 31, 2023 (Successor Company)						
	2023	2022	2021	2020	2019	Prior	Total
Amortized cost for loan-to-values:							
Greater than 80%	$ —	$ 56	$ 16	$ —	$ —	$ 48	$ **120**
65% to 80%	—	81	137	23	27	175	**443**
Less than 65%	19	235	198	49	165	816	**1,482**
Total	**19**	**372**	**351**	**72**	**192**	**1,039**	**2,045**
Amortized cost for debt-service coverage ratios:							
Greater than 1.50x	—	239	301	72	171	952	**1,735**
1.15x to 1.50x	3	50	29	—	13	87	**182**
0.95x to 1.15x	16	19	16	—	8	—	**59**
Less than 0.95x	—	64	5	—	—	—	**69**
Total	**19**	**372**	**351**	**72**	**192**	**1,039**	**2,045**
Average loan-to-value for debt-service coverage ratios:							
Greater than 1.50x	— %	54.3 %	58.6 %	55.9 %	54.2 %	49.4 %	**52.4 %**
1.15x to 1.50x	51.6 %	38.6 %	62.2 %	— %	69.5 %	61.5 %	**55.7 %**
0.95x to 1.15x	39.8 %	77.5 %	84.3 %	— %	76.9 %	— %	**68.8 %**

F-34

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Less than 0.95x	— %	77.1 %	50.3 %	— %	— %	— %	**75.2 %**
Weighted average	**42.7 %**	**57.4 %**	**59.7 %**	**56.2 %**	**56.3 %**	**50.4 %**	**54.0 %**

	As of December 31, 2022 (Successor Company)						
	2022	**2021**	**2020**	**2019**	**2018**	**Prior**	**Total**
Amortized cost for loan-to-values:							
Greater than 80%	$ 54	$ —	$ —	$ —	$ —	$ 41	**$ 95**
65% to 80%	10	21	14	27	116	60	**248**
Less than 65%	461	379	166	220	181	785	**2,192**
Total	**525**	**400**	**180**	**247**	**297**	**886**	**2,535**
Amortized cost for debt-service coverage ratios:							
Greater than 1.50x	229	372	175	225	181	762	**1,944**
1.15x to 1.50x	27	28	—	14	74	122	**265**
0.95x to 1.15x	16	—	—	8	42	—	**66**
Less than 0.95x	—	—	5	—	—	2	**7**
Not applicable [1]	253	—	—	—	—	—	**253**
Total	**525**	**400**	**180**	**247**	**297**	**886**	**2,535**
Weighted average loan-to-value for debt-service coverage ratios:							
Greater than 1.50x	51.1 %	53.9 %	34.4 %	45.1 %	51.7 %	51.3 %	**49.6 %**
1.15x to 1.50x	29.2 %	55.6 %	— %	65.0 %	65.4 %	52.0 %	**54.4 %**
0.95x to 1.15x	50.1 %	— %	— %	72.8 %	71.7 %	— %	**66.7 %**
Less than 0.95x	— %	— %	50.0 %	— %	— %	47.3 %	**50.8 %**
Not applicable [1]	60.9 %	— %	— %	— %	— %	— %	**60.9 %**
Weighted average	**54.6 %**	**54.0 %**	**34.8 %**	**47.1 %**	**57.9 %**	**51.4 %**	**51.7 %**

[1] *Represents certain construction and other mortgage loans in which rent is not collected.*

Past-Due Mortgage Loans

Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2023 and 2022 (Successor Company), the Company held no mortgage loans considered past due.

F-35

Repurchase Agreements and Other Collateral Transactions The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements. Repurchase Agreements From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation. Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's balance sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's balance sheets. As noted above, the Company’s current positions do not permit net presentation, however, the following presents the potential effect of rights of setoff associated with repurchase agreements: Successor Company As of December 31, 2023 2022 Gross amounts recognized $ (421) $ (564) Gross amounts not offset: Financial instruments [1] 439 577 Net amount $ 18 $ 13 [1] Included within fixed maturities and short-term investments on the Company's balance sheets. Refer to Note 4 - Derivatives the potential effect of rights of set-off associated with recognized derivative assets and liabilities. Other Collateral Transactions The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2023 and 2022 (Successor Company), the fair value of securities on deposit was $22 and $20, respectively. For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives. Variable Interest Entities As of December 31, 2023 and 2022, the Company did not hold any investment in a VIE for which it was the primary beneficiary. The Company’s maximum exposure to loss as of December 31, 2023 and 2022 of non-consolidated VIE included in investment funds on the Company's balance sheets is limited to $1,428 and $1,300, respectively. The Company’s maximum exposure to loss as of December 31, 2023 and 2022 of non-consolidated VIEs included in fixed maturities on the Company's balance sheets is limited to $4,124 and $323, respectively. As of December 31, 2023 and 2022, the Company had outstanding commitments totaling $939 and $410, respectively, whereby the Company is committed to fund these investments and may be called by the VIE during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 3. Investments (continued) F-36

Equity Method Investments The majority of the Company's investment funds, including hedge funds, mortgage and real estate funds, and private equity and other funds, are accounted for under the equity method of accounting. The Company recognized total equity method income of $116 and $168 for the years ended December 31, 2023 and 2022 (Successor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2023 (Successor Company) is limited to the total carrying value of $1.4 billion. In addition, the Company has outstanding commitments totaling approximately $559 related to as of December 31, 2023 (Successor Company). For the year ended December 31, 2023 (Successor Company), aggregate net investment income from investment funds exceeded 10% of the Company’s pre-tax net income. Accordingly, the Company is disclosing summarized financial data in the subsequent table which reflects the latest available financial information. This aggregated summarized financial data does not represent the Company’s proportionate share of the investment's assets or earnings. Successor Company As of December 31, (in billions) 2023 2022 Total assets $ 176.4 $ 172.7 Total liabilities 29.4 28.6 Net income 12.7 6.6 Concentration of Credit Risk The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The following table discloses the Company’s investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's shareholder’s equity, other than the U.S. government and certain U.S. government agencies: Market Value Pacific Investment Management Inc. $ 370 Morgan Stanley 263 Wells Fargo & Company 256 J.P. Morgan Chase & Co. 229 Citigroup 180 Madison Capital Funding 179 Deutsche Telekom 157 Strategic Partners Fund VIII L.P. 145 Bank Of America Corp. 134 UBS 128 Comm Mortgage Trust 115 HSBC Holdings Plc 113 Goldman Sachs Group Inc. 105 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 3. Investments (continued) F-37

The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default and currency exchange rate exposures or movements. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. Derivatives Designated and Qualifying as Hedging Instruments Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include: Cash Flow Hedges Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates. Derivatives Not Designated as Hedging Instruments Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's VA products, as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting. The non-qualifying strategies include: Interest Rate Swaps, Swaptions and Futures The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2023 (Successor Company), there were no interest rate swaps in offsetting relationships and as of December 31, 2022 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $276. Foreign Currency Swaps and Forwards The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency- denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash. Credit Contracts Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward. Macro Hedge Program The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and GMDB claims, as well as lower VA fee revenue. Embedded Derivatives The Company has assumed through reinsurance certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 4. Derivatives F-38

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

The Company formerly offered, and subsequently fully reinsured, certain UL products with index-linked features that also constitute an embedded derivative.

Ceded Modified Coinsurance Reinsurance Contracts

As of December 31, 2023 and 2022 (Successor Company), the Company had approximately $877 and $645, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in trust accounts established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the reinsured liabilities which are generally measured on a statutory basis and equivalent to the book value of the identified invested assets which support the reinsured reserves. The identified underlying is the total return on the identified invested assets which support the reinsured reserves. A funds withheld liability is recorded for funds contractually withheld by the Company under funds withheld modified coinsurance arrangements in which the Company is the cedant.

Derivative Balance Sheet Classification

For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company's separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company's derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company's derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the FVO.

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements, accrued interest, and cash collateral.

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage. The fair value amounts below represent the value of derivative contracts prior to taking into account the netting effects of master netting agreements, accrued interest, and cash collateral.

	Notional Amount	Fair Value		
		Net	Assets	Liabilities
	As of December 31, 2023			
Designated and qualifying as hedges				
Cash flow hedges				
Interest rate swaps	$ 250	$ (29)	$ —	$ 29
Not designated as hedges				
Embedded derivatives				
Funds withheld on modified coinsurance [2] [3]	—	302	—	(302)
Fixed indexed annuities [2] [3]	—	(135)	406	541
Other [2] [3]	—	—	(5)	(5)
Total embedded derivatives	**—**	**167**	**401**	**234**
Freestanding derivatives [1]				
Variable annuities macro hedge program	10,340	5	151	146
Foreign currency swaps and forwards	202	12	12	—
Interest rate swaps, swaptions, and futures	1,087	(188)	—	188

F-39

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

	Notional Amount	Fair Value Net	Fair Value Assets	Fair Value Liabilities
Credit derivatives	500	10	10	—
Total freestanding derivatives	**12,129**	**(161)**	**173**	**334**
Total not designated as hedges	**12,129**	**6**	**574**	**568**
Total derivatives	**$ 12,379**	**$ (23)**	**$ 574**	**$ 597**
	As of December 31, 2022			
Designated and qualifying as hedges				
Cash flow hedges [1]				
Interest rate swaps	$ 250	$ —	$ —	$ —
Not designated as hedges				
Embedded derivatives				
Funds withheld on modified coinsurance [2] [3]	—	726	129	(597)
Fixed indexed annuities [2] [3]	—	(81)	243	324
Other [2] [3]	—	—	(29)	(29)
Total embedded derivatives	**—**	**645**	**343**	**(302)**
Freestanding derivatives [1]				
Variable annuities macro hedge program	22,823	211	506	295
Foreign currency swaps and forwards	161	15	16	1
Interest rate swaps, swaptions, and futures	1,363	(1)	3	4
Credit derivatives	500	4	4	—
Total freestanding derivatives	**24,847**	**229**	**529**	**300**
Total not designated as hedges	**24,847**	**874**	**872**	**(2)**
Total derivatives	**$ 25,097**	**$ 874**	**$ 872**	**$ (2)**

[1] *Represents the gross fair value of freestanding derivatives excluding collateral and accrued income which are recorded in other investments and other liabilities on the balance sheets.*

[2] *For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 6 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivative.*

[3] *These derivatives are not held for risk management purposes. Assets are recorded in reinsurance recoverables and liabilities in other policyholder funds and benefits payable.*

Offsetting of Derivative Assets/Liabilities

The following table presents the gross fair value amounts, inclusive of income accruals, amounts offset, and the net position of derivative instruments eligible for offset on the Company's balance sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under US GAAP.

F-40

The following presents the effect or potential effect of rights of set-off associated with recognized derivative assets and liabilities: As of December 31, 2023 As of December 31, 2022 Derivative Assets Derivative Liabilities Derivative Assets Derivative Liabilities Gross amounts recognized [1] $ 202 $ (386) $ 529 $ (300) Gross amounts offset [2] (167) 329 (446) 195 Net amount presented [3] 35 (57) 83 (105) Gross amounts not offset: Cash collateral [2] (30) 30 — — Net amount 5 (27) 83 (105) Off-balance sheet securities collateral [4] (1) 58 (68) 103 Net amount $ 4 $ 31 $ 15 $ (2) [1] Represents the fair value of freestanding derivatives inclusive of accrued income. [2] Excludes collateral associated with exchange-traded derivative instruments included in other assets. [3] Derivative assets and liabilities, including cash collateral and accrued interest, are presented on the Company's balance sheets in other investments and other liabilities, respectively. [4] Non-cash collateral received excludes initial margin and is not recognized on our balance sheets unless the obligor (transferor) has defaulted under the terms of the secured contract and is no longer entitled to redeem the pledged asset. Refer to Note 3 - Investments for the effect of rights of set-off associated with repurchase agreements. Cash Flow Hedges For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness. As of December 31, 2023 (Successor Company), there were no before tax deferred net losses on derivative instruments expected to be reclassified from AOCI to earnings over the next twelve months. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows. For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring. Refer to Note 18 - Accumulated Other Comprehensive Income (Loss) for details regarding amounts recorded in and reclassified from AOCI for cash flow hedges. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 4. Derivatives (continued) F-41

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Non-Qualifying Derivatives

For non-qualifying, including embedded derivatives that are required to be bifurcated from their host contracts, the gain or loss on the derivative is recognized within investment and derivative related losses, net as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31, 2023	For the Years Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Embedded derivatives				
Modified coinsurance	$ 247	$ 809	$ 15	$ 22
Fixed indexed annuities	(54)	200	—	—
GMWB reinsurance contracts	—	—	—	(24)
GMWB and other products	5	5	—	82
Total embedded derivatives	**198**	**1,014**	**15**	**80**
Freestanding derivatives				
Variable annuities macro hedge program	(897)	(1)	(100)	(301)
Foreign currency swaps and forwards	(1)	7	5	(2)
Interest rate swaps, swaptions, and futures	(40)	(306)	21	(76)
Credit derivatives	12	3	1	—
Total freestanding derivatives	**(926)**	**(297)**	**(73)**	**(379)**
Total	**$ (728)**	**$ 717**	**$ (58)**	**$ (299)**

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Underlying Referenced Credit Obligation [1] Type	Underlying Referenced Credit Obligation [1] Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3] with investment grade risk exposure:							
As of December 31, 2023	$ 500	$ 10	5 years	Corporate Credit	BBB+	$ —	$ —
As of December 31, 2022	$ 500	$ 4	5 years	Corporate Credit	BBB+	$ —	$ —

[1] *The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.*

[2] *Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.*

[3] *Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.*

F-42

Derivative Collateral Arrangements The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2023 and 2022 (Successor Company), the Company pledged cash collateral with a fair value of $265 and $5, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's balance sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2023 and 2022 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $58 and $106, respectively, which have been included in fixed maturities, AFS on the balance sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2023 and 2022 (Successor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $42 and $15, respectively, which is recorded in other investments or other assets on the Company's balance sheets. As of December 31, 2023 and 2022 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $130 and $187, respectively, which are included within fixed maturities, AFS on the Company's balance sheets. As of December 31, 2023 and 2022 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $89 and $262, respectively, which was invested and recorded on the balance sheets in fixed maturities, AFS and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2023 and 2022 (Successor Company) with a fair value of $1 and $79, respectively, which the Company has the right to sell or repledge. As of December 31, 2023 and 2022 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's balance sheets. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 4. Derivatives (continued) F-43

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1 Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2 Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3 Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair value uses considerable judgment and represents the Company's best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

Net Asset Value ("NAV") – Other invested assets within separate accounts are typically measured using NAV as a practical expedient in determining fair value and are not classified in the fair value hierarchy. The carrying value reflects the pro rata ownership percentage as indicated by NAV in the investment's financial statements, which may be adjusted if it's determined NAV is not calculated consistent with investment company fair value principles. The underlying investments may have significant unobservable inputs, which may include but are not limited to, comparable multiples and weighted average cost of capital rates applied in valuation models or a discounted cash flow model.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine the fair value of assets and liabilities that the Company has classified within Level 3.

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis:

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
	As of December 31, 2023				
Assets					
Fixed maturities					
Asset-backed securities	$ 363	$ —	$ —	$ 313	$ 50
Collateralized loan obligations	966	—	—	847	119
Commercial mortgage-backed securities	1,446	—	—	1,440	6
Corporate bonds	9,545	—	—	8,054	1,491
Foreign government and agencies	404	—	—	404	—
Municipal bonds	803	—	—	803	—
Residential mortgage-backed securities	445	—	—	412	33
U.S. Treasury bonds	882	—	—	882	—
Total fixed maturities, available-for-sale	**14,854**	**—**	**—**	**13,155**	**1,699**
Fair value option fixed maturities	252	—	—	27	225
Total fixed maturities	**15,106**	**—**	**—**	**13,182**	**1,924**
Equity securities	182	—	9	150	23
Investment funds	238	—	—	—	238
Other investments					
Freestanding derivatives [1]	35	(138)	11	22	140
Short-term investments	1,181	—	661	52	468

F-44

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Fair Value Measurements (continued)

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
Reinsurance recoverables					
Fixed indexed annuities hedge program	193	—	—	—	193
Reinsurance recoverable for FIA embedded derivative	406	—	—	—	406
Ceded other embedded derivative	(5)	—	—	—	(5)
Ceded market risk benefits	648	—	—	—	648
Total reinsurance recoverables	**1,242**	**—**	**—**	**—**	**1,242**
Market risk benefits	578	—	—	—	578
Separate account assets	89,514	200	54,877	34,389	48
Total assets	**$ 108,076**	**$ 62**	**$ 55,558**	**$ 47,795**	**$ 4,661**
Liabilities					
Other policyholder funds and benefits payable					
Fixed indexed annuities embedded derivatives	$ 541	$ —	$ —	$ —	$ 541
Other embedded derivative	(5)	—	—	—	(5)
Total other policyholder funds and benefits payable	**536**	**—**	**—**	**—**	**536**
Market risk benefits	1,074	—	—	—	1,074
Funds withheld liability					
Modified coinsurance embedded derivative	(110)	—	—	(110)	—
Related party modified coinsurance embedded derivative	(192)	—	—	(192)	—
Fixed indexed annuities hedge program retrocession	145	—	—	—	145
Total funds withheld liability	**(157)**	**—**	**—**	**(302)**	**145**
Other liabilities					
Freestanding derivatives [1]	57	(306)	11	284	68
Total liabilities	**$ 1,510**	**$ (306)**	**$ 11**	**$ (18)**	**$ 1,823**

As of December 31, 2022

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
Assets					
Fixed maturities					
Asset-backed securities	$ 254	$ —	$ —	$ 213	$ 41
Collateralized loan obligations	676	—	—	567	109
Commercial mortgage-backed securities	1,514	—	—	1,237	277
Corporate bonds	10,241	—	—	9,622	619
Foreign government and agencies	315	—	—	311	4
Municipal bonds	1,040	—	—	1,039	1
Residential mortgage-backed securities	417	—	—	400	17
U.S. Treasury bonds	926	—	—	926	—
Total fixed maturities, available-for-sale	**15,383**	**—**	**—**	**14,315**	**1,068**
Fair value option fixed maturities	331	—	—	25	306
Total fixed maturities	**15,714**	**—**	**—**	**14,340**	**1,374**
Equity securities	179	—	—	155	24

F-45

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Fair Value Measurements (continued)

	Total	NAV / Netting [1]	Level 1	Level 2	Level 3
Investment funds	58	—	—	—	58
Other investments					
Freestanding derivatives [1]	83	(112)	—	40	155
Short-term investments	1,489	—	742	610	137
Reinsurance recoverables					
Fixed indexed annuities hedge program	49	—	—	—	49
Reinsurance recoverable for FIA embedded derivative	243	—	—	—	243
Funds withheld embedded derivative	129	—	—	129	—
Ceded other embedded derivatives	(29)	—	—	—	(29)
Ceded market risk benefits	894	—	—	—	894
Total reinsurance recoverables	**1,286**	**—**	**—**	**129**	**1,157**
Market risk benefits	325	—	—	—	325
Separate account assets	87,255	288	53,775	33,139	53
Total assets	**$ 106,389**	**$ 176**	**$ 54,517**	**$ 48,413**	**$ 3,283**
Liabilities					
Other policyholder funds and benefits payable					
Fixed indexed annuities embedded derivatives	$ 324	$ —	$ —	$ —	$ 324
Other embedded derivative	(29)	—	—	—	(29)
Total other policyholder funds and benefits payable	**295**	**—**	**—**	**—**	**295**
Market risk benefits	1,204	—	—	—	1,204
Funds withheld liability					
Modified coinsurance embedded derivative	(597)	—	—	(597)	—
Fixed indexed annuities hedge program retrocession	37	—	—	—	37
Total funds withheld liability	**(560)**	**—**	**—**	**(597)**	**37**
Other liabilities					
Freestanding derivatives [1]	105	139	—	(41)	7
Total liabilities	**$ 1,044**	**$ 139**	**$ —**	**$ (638)**	**$ 1,543**

[1] *"Netting" represents the fair value of freestanding derivatives as well as cash collateral and accrued income offset under master netting agreements. Refer to Note 4 - Derivatives for additional information regarding offsetting of derivatives.*

Valuation Techniques

The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:

- Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
- Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs

F-46

available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third- party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long- dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3. • Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data. • Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3. The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Fair values for FIA embedded derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. Valuation Inputs Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts. Primary observable and unobservable inputs for level 2 and level 3 fair value measurements are described below. Fixed Maturities Structured Securities Primary observable inputs include: benchmark yields and spreads; monthly payment information; collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions; and credit default swap indices. Primary observable inputs specific to ABS, CLOs, and RMBS include: estimates of future principal prepayments, derived from the characteristics of the underlying structure; and prepayment speeds previously experienced at the interest rate levels projected for the collateral. Primary unobservable inputs include: independent broker quotes; and credit spreads and interest rates beyond the observable curves. Primary unobservable inputs specific to less liquid securities or those that trade less actively, including subprime RMBS include: estimated cash flows; credit spreads, which include illiquidity premium; constant prepayment rates; constant default rates; and loss severity. Corporate Bonds Includes private placement securities for which the Company has elected the fair value option. Primary observable inputs include: benchmark yields and spreads; reported trades, bids, offers of the same or similar securities; issuer spreads; and credit default swap curves. Primary observable specific to investment grade privately placed securities that utilize internal matrix pricing include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 5. Fair Value Measurements (continued) F-47

Primary unobservable inputs include: independent broker quotes; credit spreads beyond the observable curve; and interest rates beyond the observable curve. Primary unobservable inputs specific to below investment grade privately placed securities and private bank loans include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature. Foreign Government and Agencies, Municipal Bonds, and U.S. Treasury Bonds Primary observable inputs include: benchmark yields and spreads; issuer credit default swap curves; political events in emerging market economies; Municipal Securities Rulemaking Board reported trades and material event notices; and issuer financial statements. Primary unobservable inputs include credit spreads and interest rates beyond the observable curves. Equity Securities Primary observable inputs include quoted prices in markets that are not active. Primary unobservable inputs include internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions. Investment Funds There are no primary observable inputs. Primary unobservable inputs include: prices of privately traded securities; and characteristics of privately traded securities, including yield, duration and spread duration. For equity method investments not held at fair value, the carrying value of the investment is based on the latest capital statement received by the Company for their investment. Freestanding Derivatives Credit Derivatives Primary observable inputs include: swap yield curves; and credit default swap curves. Foreign Currency Derivatives Primary observable inputs include: the swap yield curve; currency spot and forward rates; and cross currency basis curves. Interest Rate Derivatives Primary observable inputs include the swap yield curve. Primary unobservable inputs include: independent broker quotes; interest rate volatility; and the swap curve beyond 30 years. Short-Term Investments Primary observable inputs include: benchmark yields and spreads; reported trades, bids, and offers; issuer spreads and credit default swap curves; and material event notices and new issue money market rates. Primary unobservable inputs include independent broker quotes. Fixed Indexed Annuities Embedded Derivatives Primary observable inputs include: risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates; correlations of 10 years of observed historical returns across underlying well-known market indices; correlations of historical index returns compared to separate account fund returns; and equity index levels. Primary unobservable inputs include: market implied equity volatility assumptions; credit standing adjustment assumptions; option budgets; and assumptions about policyholder behavior, such as withdrawal utilization, withdrawal rates, lapse rates, and reset elections. The fair value for the FIA embedded derivatives are calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 5. Fair Value Measurements (continued) F-48

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Fair Value Measurements (continued)

Best Estimate Benefits

The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.

Credit Standing Adjustment

The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets.

Margins

The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company's assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

Separate Account Assets

Separate account assets include fixed maturities, equity securities (largely consisted of mutual funds), mortgage loans, short-term investments, and other invested assets (largely consisted of investment funds and freestanding derivatives) that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company.

For other invested assets in which fair value represents a share of the NAV 34% and 53% were subject to significant liquidation restrictions as of December 31, 2023 (Successor Company) and December 31, 2022 (Predecessor Company), respectively. As of December 31, 2023 (Successor Company) and December 31, 2022 (Predecessor Company), there were no investment funds that did not allow any form of redemption.

Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.

The following summarizes the significant unobservable inputs for level 3 fixed maturities, freestanding derivatives, and FIA embedded derivatives:

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
		As of December 31, 2023			
Asset-backed securities					
$ 50	Discounted cash flows	Spread	251bps to 426bps	316bps	Decrease
Collateralized loan obligations [3]:					
$ 59	Option model	Spread	268bps to 270bps	269bps	Decrease
Commercial mortgage-backed securities:					
$ 6	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	1,041bps to 1,041bps	1,041bps	Decrease
Corporate bonds [3]:					
$ 1,421	Discounted cash flows	Spread	49bps to 894bps	246bps	Decrease
Residential mortgage-backed securities [3]:					
$ 14	Discounted cash flows	Spread [5]	387bps to 387bps	387bps	Decrease
Fair value option fixed maturities					
$ 225	Discounted cash flows	Spread	2bps to 312bps	166bps	Decrease
Macro hedge program [3]:					
$ (2)	Option model	Equity volatility	10.81% to 31.73%	17.9%	Increase

F-49

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Fair Value Measurements (continued)

Fair Value		Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
$	84		Interest rate volatility	0.22% to 2.86%	1.2%	Increase
Fixed indexed annuities embedded derivatives:						
$	541		Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
			Lapse rates [7]	0.3% to 30.0%	6.4%	Decrease
			Option budgets [8]	0.1% to 3.8%	1.5%	Increase
			Credit standing adjustment [9]	0.6% to 2.5%	1.6%	Decrease

			As of December 31, 2022			
Collateralized loan obligations [3]:						
$	109	Discounted cash flows	Spread	55 bps to 337 bps	325bps	Decrease
Commercial mortgage-backed securities:						
$	277	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	419 bps to 1,001 bps	534bps	Decrease
Corporate bonds [3]:						
$	901	Discounted cash flows	Spread	71 bps to 719 bps	309bps	Decrease
Residential mortgage-backed securities [3]:						
$	13	Discounted cash flows	Spread [5]	62 bps to 227 bps	138bps	Decrease
			Constant prepayment rate [5]	2% to 10%	6.0%	Decrease
			Constant default rate [5]	1% to4%	2.0%	Decrease
			Loss severity [5]	10% to 65%	25.0%	Decrease
Variable annuities macro hedge program [3]:						
$	65	Option model	Equity volatility	18% to 64%	26.0%	Increase
	97		Interest rate volatility	1% to 1%	1.0%	Increase
Fixed indexed annuities embedded derivatives:						
$	324		Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
			Lapse rates [7]	1.0%to 25.0%	6.5%	Decrease
			Option budgets [8]	0.5% to 3.8%	1.6%	Increase
			Credit standing adjustment [9]	0.4% to 3.1%	1.7%	Decrease

[1] *The weighted average is determined based on the fair value of the securities.*

[2] *Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.*

[3] *Excludes securities for which the Company bases fair value on broker quotations.*

[4] *Decrease for above market rate coupons and increase for below market rate coupons.*

[5] *Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.*

[6] *Range represents assumed annual percentage of allowable amount withdrawn.*

[7] *Range represents assumed annual percentages of policyholders electing a full surrender.*

[8] *Range represents assumed annual budget for index options.*

[9] *Range represents Company credit spreads.*

F-50

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Fair Value Measurements (continued)

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

The following tables present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis. Assets and liabilities are transferred in and/or out of Level 3 on the date the event or change in circumstances that caused the transfer occurs. The Company evaluates, at least annually, its valuation processes to determine if changes in circumstances has occurred that would result in a transfer between levels. Transfers in and/or out of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. During the 2023 review of the inputs, the Company deemed the spread inputs to be unobservable, and transferred those private securities included in corporate bonds from Level 2 to Level 3.

		Total Realized and Unrealized Gains (Losses) in				
	Beginning Balance	Net Income (Loss)	Other Comprehensive Loss [2]	Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
	Year Ended December 31, 2023					
Fixed maturities, available-for-sale:						
Asset-backed securities	$ 41	$ —	$ 1	$ 8	$ —	$ 50
Collateralized loan obligations	109	—	1	9	—	119
Commercial mortgage-backed securities	277	—	6	(65)	(212)	6
Corporate bonds	619	(3)	(68)	497	446	1,491
Foreign government and agencies	4	—	—	—	(4)	—
Municipal bonds	1	—	—	—	(1)	—
Residential mortgage-backed securities	17	—	—	31	(15)	33
Fair value option fixed maturities	306	(24)	—	80	(137)	225
Equity securities	24	—	—	(1)	—	23
Investment funds	58	36	—	7	137	238
Embedded derivatives [1]:						
Fixed indexed annuities	(81)	(54)	—	34	(34)	(135)
Other	—	5	—	(5)	—	—
Freestanding derivatives [1]:						
Interest rate derivatives	—	(10)	—	—	—	(10)
Variable annuities macro hedge program	148	(498)	—	432	—	82
Short-term investments	137	—	—	368	(37)	468
Fixed indexed annuities hedge program [1]	12	22	—	14	—	48
Ceded market risk benefits	894	(246)	—	—	—	648
Separate account assets	53	3	—	(3)	(5)	48
	Year Ended December 31, 2022					
Fixed maturities, available-for-sale:						
Asset-backed securities	$ —	$ —	$ (2)	$ 46	$ (3)	$ 41
Collateralized loan obligations	159	—	(1)	26	(75)	109
Commercial mortgage-backed securities	276	—	(26)	34	(7)	277

F-51

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Fair Value Measurements (continued)

	Beginning Balance	Total Realized and Unrealized Gains (Losses) in Net Income (Loss)	Total Realized and Unrealized Gains (Losses) in Other Comprehensive Loss [2]	Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
Corporate bonds	665	(2)	(43)	(15)	14	619
Foreign government and agencies	—	—	(1)	5	—	4
Municipal bonds	1	—	—	—	—	1
Residential mortgage-backed securities	74	—	(1)	(23)	(33)	17
Fair value option fixed maturities	—	(21)	—	327	—	306
Equity securities	21	6	—	(3)	—	24
Investment funds	—	16	—	42	—	58
Embedded derivatives [1]:						
Fixed indexed annuities	(524)	200	—	262	(19)	(81)
Other	—	5	—	(5)	—	—
Freestanding derivatives [1]:						
Interest rate derivatives	—	22	—	(22)	—	—
Variable annuities macro hedge program	(188)	74	—	262	—	148
						—
Short-term investments	75	—	—	112	(50)	137
Fixed indexed annuities hedge program [1]	—	(22)	—	34	—	12
Ceded market risk benefits	737	157	—	—	—	894
Separate account assets	79	(2)	—	76	(100)	53

[1] *Derivative instruments and the FIA hedge program are reported in this table on a net basis for asset (liability) positions.*
[2] *Recorded in unrealized gain (loss) on available-for-sale securities in the statements of comprehensive income.*

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy, of the total realized and unrealized gains (losses) for the period included in net income (loss) as shown in the table above:

	Net Investment Income	Investment and Derivative Related Losses, Net	Other [3]	Net Income (Loss)
	Year Ended December 31, 2023			
Fixed maturities, available-for-sale:				
Corporate bonds	$ (3)	$ —	$ —	$ (3)
Fair value option fixed maturities	—	(24)	—	(24)
Investment funds	—	36	—	36
Embedded derivatives:				
Fixed indexed annuities	—	(54)	—	(54)
Other	—	5	—	5
Freestanding derivatives:				
Interest rate derivatives	—	(10)	—	(10)
Variable annuities macro hedge program	—	(498)	—	(498)

F-52

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Fair Value Measurements (continued)

	Net Investment Income	Investment and Derivative Related Losses, Net	Other [3]	Net Income (Loss)
Fixed indexed annuities hedge program	—	22	—	22
Ceded market risk benefits	—	—	(246)	(246)
Separate account assets [2]	—	3	—	3
Year Ended December 31, 2022				
Fixed maturities, available-for-sale:				
Corporate bonds	$ (2)	$ —	$ —	**$ (2)**
Fair value option fixed maturities	—	(21)	—	**(21)**
Equity securities	—	6	—	**6**
Investment funds	—	16	—	**16**
Embedded derivatives:				
Fixed indexed annuities	—	200	—	**200**
Other	—	5	—	**5**
Freestanding derivatives:				
Interest rate derivatives	—	22	—	**22**
Variable annuities macro hedge program	—	74	—	**74**
Fixed indexed annuities hedge program	—	(22)	—	**(22)**
Ceded market risk benefits	—	—	157	**157**
Separate account assets [2]	—	(2)	—	**(2)**

[1] The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.

[2] Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

[3] Other represents change in MRBs for ceded MRBs and benefits and losses for FIA embedded derivatives.

The following represents the gross components of net purchases, sales, and settlements, and net transfers shown above:

	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2023							
Fixed maturities, available-for-sale:							
Asset-backed securities	$ 25	$ (17)	$ —	**$ 8**	$ —	$ —	**$ —**
Collateralized loan obligations	59	—	(50)	**9**	—	—	**—**
Commercial mortgage-backed securities	1	—	(66)	**(65)**	—	(212)	**(212)**
Corporate bonds	674	(177)	—	**497**	488	(42)	**446**
Foreign government and agencies	—	—	—	**—**	—	(4)	**(4)**
Municipal bonds	—	—	—	**—**	—	(1)	**(1)**
Residential mortgage-backed securities	33	(2)	—	**31**	—	(15)	**(15)**
Fair value option fixed maturities	94	—	(14)	**80**	—	(137)	**(137)**
Equity securities	3	—	(4)	**(1)**	—	—	**—**
Investment funds	13	(6)	—	**7**	137	—	**137**
Embedded derivatives:							

F-53

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Fair Value Measurements (continued)

	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Fixed indexed annuities	42	(8)	—	**34**	(42)	8	**(34)**
Other	—	(5)	—	**(5)**	—	—	**—**
Freestanding derivatives:							
Interest rate derivatives	—	—	—	**—**	—	—	**—**
Variable annuities macro hedge program	72	—	360	**432**	—	—	**—**
Short-term investments	528	(160)	—	**368**	—	(37)	**(37)**
Fixed indexed annuities hedge program	32	(18)	—	**14**	—	—	**—**
Separate account assets	$ 123	$ —	$ (126)	**$ (3)**	$ 43	$ (48)	**$ (5)**
	Year Ended December 31, 2022						
Fixed maturities, available-for-sale:							
Asset-backed securities	$ 52	$ (6)	$ —	**$ 46**	$ —	$ (3)	**$ (3)**
Collateralized loan obligations	80	(54)	—	**26**	—	(75)	**(75)**
Commercial mortgage-backed securities	68	(34)	—	**34**	—	(7)	**(7)**
Corporate bonds	132	(137)	(10)	**(15)**	20	(6)	**14**
Foreign government and agencies	5	—	—	**5**	—	—	**—**
Municipal bonds	—	—	—	**—**	—	—	**—**
Residential mortgage-backed securities	22	(26)	(19)	**(23)**	—	(33)	**(33)**
Fair value option fixed maturities	327	—	—	**327**	—	—	**—**
Equity securities	8	(11)	—	**(3)**	—	—	**—**
Investment funds	42	—	—	**42**	—	—	**—**
Embedded derivatives:							
Fixed indexed annuities	291	(29)	—	**262**	(41)	22	**(19)**
Other	—	(5)	—	**(5)**	—	—	**—**
Freestanding derivatives:							
Interest rate derivatives	—	(22)	—	**(22)**	—	—	**—**
Variable annuities macro hedge program	351	(89)	—	**262**	—	—	**—**
Short-term investments	192	(80)	—	**112**	—	(50)	**(50)**
Fixed indexed annuities hedge program	86	(52)	—	**34**	—	—	**—**
Separate account assets	$ 99	$ —	$ (23)	**$ 76**	$ —	$ (100)	**$ (100)**

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy still held at the end of the period, of the total unrealized gains (losses) for the period included in net income (loss) and OCI:

	Year Ended December 31,			
	2023		**2022**	
	Net Income (Loss)	**Other Comprehensive Loss [1]**	**Net Income (Loss)**	**Other Comprehensive Loss [1]**
Fixed maturities, available-for-sale:				
Asset-backed securities	$ —	$ (1)	$ —	$ (2)

F-54

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Fair Value Measurements (continued)

	Year Ended December 31,			
	2023		2022	
	Net Income (Loss)	Other Comprehensive Loss [1]	Net Income (Loss)	Other Comprehensive Loss [1]
Collateralized loan obligations	—	—	—	(1)
Commercial mortgage-backed securities	—	(2)	—	(26)
Corporate bonds	—	(171)	(2)	(43)
Residential mortgage-backed securities	—	—	—	(2)
Fair value option fixed maturities	9	—	(21)	—
Investment funds	(22)	—	16	—
Embedded derivatives:				
Other	5	—	5	—
Freestanding derivatives:				
Interest rate derivatives	(11)	—	(3)	—
Variable annuities macro hedge program	(216)	—	42	—
Fixed indexed annuities hedge program	22	—	(22)	—
Ceded market risk benefits	(246)	—	157	—
Separate account assets	$ 3	$ —	$ (2)	$ —

[1] Recorded in unrealized gain (loss) on available-for-sale securities in the statements of comprehensive income.

The following presents the carrying amount and fair value of the Company's financial assets and liabilities not carried at fair value:

		As of December 31,			
		2023		2022	
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets					
Policy loans	Level 2	$ 1,528	$ 1,528	$ 1,495	$ 1,495
Mortgage loans	Level 3	2,019	1,814	2,520	2,232
Liabilities					
Other policyholder funds and benefits payable [1]	Level 3	$ 9,921	$ 8,305	$ 10,675	$ 8,666
Funds withheld liability	Level 2	10,367	10,367	11,034	11,034

[1] This amount includes contracts accounted for as investment contracts in the scope of ASC 944 and excludes contracts accounted for as insurance contracts, such as our group accident and health, universal life insurance contracts, COLI, and certain FIA and VA contracts with death or other additional benefits.

F-55

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Reinsurance

The Company assumes reinsurance from unaffiliated insurers to provide our counterparties with risk management solutions. In addition, the Company cedes reinsurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.

The following summarizes premiums, policy charges and fee income by direct, assumed and ceded insurance types, in the consolidated statements of operations:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31,	For the Six Months Ended June 30, 2021
	2023	2022	2021	
Premiums, policy charges and fee income				
Direct	$ 2,212	$ 2,283	$ 1,197	$ 1,210
Reinsurance assumed	413	210	69	64
Reinsurance ceded	(1,891)	(1,885)	(806)	(812)
Total premiums, policy charges and fee income	**$ 734**	**$ 608**	**$ 460**	**$ 462**

Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,670 and $1,648 for the years ended December 31, 2023 and 2022 (Successor Company), $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company) and $958 for the six months ended June 30, 2021 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with VA and the associated GMDB and GMWB risks.

Assumed Reinsurance

Guardian

On November 1, 2022, the Company entered into a reinsurance agreement with Guardian to reinsure $7.1 billion in VA reserves, primarily comprised of contracts with living withdrawal benefit and death benefit riders. The Company assumed 100% of $439 in general account reserves on a coinsurance basis and 100% of $6.7 billion in separate account assets and liabilities, as well as the associated MRB on a modified coinsurance basis. The Company acquired general account assets to support the assumed reserves and received $121 in cash from Guardian upon closing, relating to a ceding commission of $65 and cash settlements. As part of this transaction, the Company entered into an administration services agreement for the reinsured block and will ultimately administer the reinsured block within two years following the close of the transaction. The separate account assets and liabilities are reported on a net basis on the Company's balance sheets and the Company earns income on the assumed separate account assets.

The following table summarizes the impacts of the Guardian transaction at inception:

Liabilities assumed	$ 481
Less: ceding commission received and other settlements	(65)
Less: assets received	(464)
Net gain on reinsurance	**$ (48)**
Unearned revenue reserve	48

Allianz

On December 30, 2021, the Company entered into a reinsurance agreement with Allianz to assume approximately $8 billion of FIA reserves. Certain of the FIA contracts included living withdrawal benefits. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. The Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.

F-56

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Reinsurance (continued)

The following table summarizes the impacts of the Allianz transaction on the Successor Company:

Liabilities assumed [1]	$	7,355
Net ceding commission paid		866
Less: assets received		(8,849)
Net gain on reinsurance	**$**	**(628)**
Unearned revenue reserve		628

[1] *Includes certain adjustments to FIA MRBs of approximately $0.8 billion.*

As part of the Allianz reinsurance transaction, the Company maintains a coinsurance trust for the benefit of Allianz. As of December 31, 2023, there was $6.4 billion of fixed income securities, $58 of short-term investments and $202 of cash in the coinsurance trust. As of December 31, 2022, there were $6.2 billion of fixed income securities, $199 of short-term investments and $130 of cash in the coinsurance trust.

Other Assumed Reinsurance

On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumes certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.

Ceded Reinsurance

Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management's best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers' inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company's estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

The following summarizes reinsurance recoverables by reinsurer for the Successor Company:

	As of December 31,	
	2023	**2022**
Prudential Financial, Inc. [1]	$ 14,383	$ 14,313
Massachusetts Mutual Life Insurance Company [1]	5,967	6,672
Commonwealth Annuity and Life Insurance Company [1]	6,531	7,243
TR Re [2]	9,468	9,613
Other reinsurers	1,375	1,403
Gross reinsurance recoverables	**37,724**	**39,244**
Allowance for credit losses	(18)	(21)
Reinsurance recoverables, net	**$ 37,706**	**$ 39,223**

[1] *The Company's obligations to its direct policyholders that have been reinsured are primarily secured by invested assets held in trust.*

[2] *The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.*

F-57

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Reinsurance (continued)

Allowance for Credit Losses

The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

Affiliated Reinsurance

On December 31, 2022 (Successor Company), the Company retroceded 75% of the business assumed from Allianz to TR Re on a modified coinsurance basis. As a result of the retrocession, the Company recorded a deferred gain of $511.

On December 31, 2021 (Successor Company), the Company reinsured certain payout and VA business to TR Re on a modified coinsurance and coinsurance funds withheld basis. As a result of the reinsurance agreement, the Company recorded a deferred loss of $129.

The following presents the impacts from affiliated reinsurance on the Successor Company's statements of operations:

	Years Ended December 31,	
	2023	2022
Revenues		
Premiums	$ (56)	$ (27)
Policy charges and fee income	(304)	(320)
Net investment income	(380)	(136)
Investment related gains	361	696
Total revenues	**(379)**	**213**
Benefits, Losses, and Expenses		
Benefits and losses	(276)	(117)
Change in market risk benefits	77	4
Amortization of deferred acquisition costs	14	19
Insurance operating costs and other expenses	(136)	(119)
Total benefits, losses and expenses	**(321)**	**(213)**
Income (loss) before income taxes	**(58)**	**426**
Income tax expense (benefit)	(12)	90
Net income (loss)	**$ (46)**	**$ 336**

For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the statements of operations from the Company's affiliated reinsurance arrangement entered into in 2021.

F-58

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances

The following presents a Successor Company rollforward of DAC by product and VOBA associated with VA:

	Deferred Acquisition Costs				
	Variable Annuities	Payout Annuities	Fixed Indexed Annuities	Value of Business Acquired	Total
Balance as of January 1, 2022	$ 94	$ 112	$ —	$ 341	$ 547
Additions	—	—	22	—	22
Amortization	(12)	(7)	—	(42)	(61)
Impact of reinsurance	—	—	(12)	—	(12)
Balance as of December 31, 2022	82	105	10	299	496
Balance as of January 1, 2023	82	105	10	299	496
Additions	—	—	64	—	64
Amortization	(12)	(5)	(1)	(37)	(55)
Impact of reinsurance	—	—	(48)	—	(48)
Balance as of December 31, 2023	$ 70	$ 100	$ 25	$ 262	$ 457

The following presents a Successor Company rollforward by product of negative VOBA:

	Fixed Annuities [1]	Payout Annuities [2]	Corporate Owned Life Insurance [1]	Total
Balance as of January 1, 2022	$ 939	$ 2,782	$ 195	$ 3,916
Additions	—	—	—	—
Amortization	(136)	(137)	(32)	(305)
Balance as of December 31, 2022	803	2,645	163	3,611
Less: reinsurance recoverables	(670)	(939)	—	(1,609)
Balance as of December 31, 2022, net of reinsurance	133	1,706	163	2,002
Balance as of January 1, 2023	803	2,645	163	3,611
Additions	—	—	—	—
Amortization	(141)	(133)	(29)	(303)
Balance as of December 31, 2023	662	2,512	134	3,308
Less: reinsurance recoverables	(552)	(893)	—	(1,445)
Balance as of December 31, 2023, net of reinsurance	$ 110	$ 1,619	$ 134	1,863

[1] *Recorded in other policyholder funds and benefits payable on the balance sheets. Reinsurance balances are included in reinsurance recoverables.*

[2] *Recorded in reserve for future policy benefits on the balance sheets. Reinsurance balances are included in reinsurance recoverables.*

F-59

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances (continued)

The following presents a Successor Company rollforward of URR, by product, as well as other balances amortized on a basis consistent with DAC, which are included in other policyholder funds and benefits payable and other liabilities, respectively, on the balance sheets:

	Unearned Revenue Reserves				
	Variable Annuities	Fixed Indexed Annuities	Payout Annuities	Total	Other Balances [1]
Balance as of January 1, 2022	**$ —**	**$ 628**	**$ 76**	**$ 704**	**$ 845**
Additions	48	511	—	**559**	—
Amortization	(1)	(62)	(5)	**(68)**	(76)
Balance as of December 31, 2022	**47**	**1,077**	**71**	**1,195**	**769**
Additions	—	—	—	—	36
Amortization	(5)	(109)	(4)	**(118)**	(74)
Balance as of December 31, 2023	**$ 42**	**$ 968**	**$ 67**	**$ 1,077**	**$ 731**

[1] Relates to adjustments associated with FIA MRBs recorded in other policyholder funds and benefits payable.

F-60

The carrying amount of goodwill was $97 as of December 31, 2023 and 2022 (Successor Company). There were no additions or impairments recorded for the years ended December 31, 2023 and 2022 (Successor Company), July 1 through December 31, 2021 (Successor Company), and the six months ended June 30, 2021 (Predecessor Company). The following presents the Company‘s amortizing internally developed software recorded in Goodwill and other intangible assets, net on the balance sheets: As of December 31, 2023 2022 Gross carrying amount $ 41 $ 41 Accumulated amortization (15) (9) Net carrying value $ 26 $ 32 The total amortization expense for other intangible assets recorded within insurance operating costs and other expenses on the statements of operations was $6 and $6 for the years ended December 31, 2023 and 2022, respectively (Successor Company), $3 for the period of July 1, 2021 to December 31, 2021 (Successor Company) and $3 for the six months ended June 30, 2021 (Predecessor Company). As of December 31, 2023, total amortization expense for other intangible assets is expected to be as follows for each of the next five years: Year Ended December 31, 2024 $ 6 2025 6 2026 6 2027 6 2028 2 Indefinite-lived other intangible assets consisting of state insurance licenses were $26 and $26 as of December 31, 2023 (Successor Company) and 2022 (Successor Company). No additions or impairments were recorded for the years ended December 31, 2023 and 2022 (Successor Company), July 1 through December 31, 2021 (Successor Company), and the six months ended June 30, 2021 (Predecessor Company). TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 8. Goodwill and Other Intangible Assets F-61

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Separate Accounts

The following table presents the aggregate fair value of assets, by major investment asset category, supporting separate accounts:

	As of December 31,	
	2023	2022
Fixed maturities	$ 28,283	$ 27,485
Equity securities (including mutual funds)	55,678	53,832
Cash and cash equivalents	2,521	1,722
Short-term investments	1,001	2,184
Investment receivables, net [2]	1,814	1,751
Other invested assets [1]	217	281
Separate account assets	**$ 89,514**	**$ 87,255**

[1] *Primarily relates to investments in hedge funds.*

[2] *Includes trade receivables on investment sales executed in the ordinary course of business where the carrying amount approximates fair value, net of investment income due and accrued.*

The following table presents a rollforward of separate account liabilities by product:

	Variable Annuities	Corporate-Owned Life Insurance	Other [1]	Total
Balance as of January 1, 2022	**$ 34,985**	**$ 48,497**	**$ 28,110**	**$ 111,592**
Premiums and deposits	233	277	713	**1,223**
Policy charges	(451)	(643)	(280)	**(1,374)**
Surrenders and withdrawals	(3,081)	(169)	(2,061)	**(5,226)**
Benefit payments	(137)	(345)	(131)	**(613)**
Investment performance	(5,442)	(4,926)	(4,905)	**(15,273)**
Net transfers from (to) general account	51	(2,693)	(284)	**(2,926)**
Other	(9)	—	(54)	**(63)**
Balance as of December 31, 2022	**$ 26,149**	**$ 39,998**	**$ 21,108**	**$ 87,255**
Balance as of January 1, 2023	**$ 26,149**	**$ 39,998**	**$ 21,108**	**$ 87,255**
Premiums and deposits	204	287	1,414	**1,905**
Policy charges	(417)	(660)	(330)	**(1,407)**
Surrenders and withdrawals	(3,111)	(142)	(3,606)	**(6,859)**
Benefit payments	(128)	(381)	(161)	**(670)**
Investment performance	4,313	2,502	3,650	**10,465**
Net transfers from (to) general account	9	(1,177)	(7)	**(1,175)**
Balance as of December 31, 2023	**$ 27,019**	**$ 40,427**	**$ 22,068**	**89,514**
Cash surrender value [2] as of:				
December 31, 2022	26,081	36,192	21,094	**83,367**
December 31, 2023	26,948	37,731	22,053	**86,732**

[1] *Represents separate account liabilities that are fully reinsured to third parties on a modified coinsurance basis.*

[2] *CSV represents the amount of the contractholders' account balance distributable at the consolidated balance sheet date, less certain surrender charges.*

Not reflected in the tables above are separate account assets and liabilities associated with Guardian contracts assumed on a modified coinsurance basis of $6.4 billion and $6.6 billion as of December 31, 2023 and 2022, respectively.

F-62

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Reserves for Future Policy Benefits

The following table summarizes the Company's reserve for future policy benefits recognized on the consolidated balance sheets:

	As of December 31,	
	2023	2022
Life-contingent payout annuities [1]	$ 8,674	$ 8,560
Additional liabilities for other insurance benefits	6,787	6,253
Deferred profit liability	119	37
Negative VOBA [2]	2,512	2,645
Other reserves [3]	1,287	1,243
Reserve for future policy benefits	**$ 19,379**	**$ 18,738**

[1] *See "Liability for Future Policy Benefits" section below for further information.*

[2] *Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for additional details related to negative VOBA.*

[3] *Represents reserves for fully reinsured traditional life insurance of $0.8 billion December 31, 2023 and 2022, as well as COLI, other universal life-type products, and short-duration contracts, which are all excluded from the tables below.*

Liability for Future Policy Benefits

Significant assumptions and inputs to the calculation of the LFPB for life-contingent payout annuities primarily include assumptions for discount rates, mortality and other policyholder data, including certain demographic data. These assumptions are derived from both policyholder data and experience and industry data and the Company will adjust policyholder data and experience to reflect market data, where necessary. The Company does not include any expense assumptions in the calculation of the LFPB. Annually, the Company reviews all significant cash flow assumptions, such as mortality, unless emerging experience indicates a more frequent review is necessary. As part of its annual review process, the Company assesses trends in both policyholder experience and industry data and updates the assumptions in the liability calculation, as necessary.

A single-A interest rate curve is utilized to discount the cash flows used to calculate the LFPB. The discount rate reflects market observable inputs from upper-medium grade fixed income instrument yields and is reflective of the duration of the liabilities and is updated for market data. The updated cash flows used in the liability calculation are discounted using a forward rate curve.

In 2023, there were significant updates for favorable mortality for certain reserves, as a result of the Company's assumption update. These updates resulted in lower reserves, which were offset by a deferred profit liability. There were no significant changes in inputs or assumptions made in 2022.

F-63

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Reserves for Future Policy Benefits (continued)

The Company's LFPBs consists only of the liability associated with limited pay annuities (e.g., single premium immediate annuities) with life contingencies. As this business has no future expected premiums, the following table presents a rollforward of the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31, 2023	2022
Beginning balance	**$ 8,335**	**$ 11,617**
Beginning balance at original discount rate	**11,048**	**11,571**
Effect of actual variances from expected experience due to mortality	(17)	2
Effect of changes in cash flow assumptions	(90)	(23)
Adjusted beginning balance at original discount rate	**10,941**	**11,550**
Issuances [1]	147	138
Interest accrual [2]	127	62
Benefit payments	(697)	(702)
Ending balance at original discount rate	**10,518**	**11,048**
Cumulative effect of changes in discount rate assumptions	(2,059)	(2,713)
Ending balance	**8,459**	**8,335**
Other business [3]	215	225
Adjusted ending balance	**8,674**	**8,560**
Less: reinsurance recoverables	(5,083)	(4,992)
Adjusted ending balance, net of reinsurance	**$ 3,591**	**$ 3,568**

[1] *Issuances are included within premiums in the statements of operations.*
[2] *Interest accretion (expense) is recorded as a component of benefits and losses in the statements of operations.*
[3] *Represents fully reinsured blocks, whose activity is not included in the table above.*

The following is a reconciliation of premiums to the statements of operations:

	Year Ended December 31, 2023	2022
Life-contingent payout annuities	$ 147	$ 138
Reconciling items [1]	(59)	(39)
Total premiums	**$ 88**	**$ 99**

[1] *Reconciling items represent premiums related to fully reinsured traditional life insurance and other lines of business, net of reinsured premiums.*

The following presents supplemental disclosures related to the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31, 2023	2022
Undiscounted expected future benefits and expenses	$ 18,127	$ 18,696
Weighted-average duration of the liability *(in years)*	11.9	11.7
Weighted-average interest accretion rate	1.3 %	0.6 %
Weighted-average discount rate	4.9 %	5.3 %

F-64

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Other Policyholder Funds and Benefits Payable

Other policyholder funds and benefits payable consists of the following:

	As of December 31,	
	2023	2022
Policyholder account balances [1]	$ 28,107	$ 30,364
Unearned revenue reserves [2]	1,077	1,195
Negative VOBA [2]	796	966
Other reserves [3]	(478)	(698)
Other policyholder funds and benefits payable	**$ 29,502**	**$ 31,827**

[1] Refer to the subsequent tables for a rollforward of PABs.

[2] Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for a rollforward of URR and negative VOBA.

[3] Includes the following items which are excluded from the subsequent tables:

- *the FIA embedded derivative and unaccreted host contract adjustments;*
- *adjustments associated with FIA MRBs; and*
- *the embedded derivative associated with the index-linked features of certain fully reinsured UL products.*

Refer to Note 5 - Fair Value Measurements for rollforwards of the embedded derivatives and Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for a rollforward of adjustments associated with FIA MRBs.

The following presents a rollforward of the policyholder account value, by product:

	Variable Annuities	Fixed Deferred Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2022	**$ 2,649**	**$ 3,069**	**$ 7,241**	**$ 2,367**	**$ 1,957**	**$ 17,283**
Deposits	447	1	188	233	—	**869**
Policy charges	(1)	—	(12)	—	(22)	**(35)**
Surrenders and other benefits	(291)	(420)	(661)	(332)	(125)	**(1,829)**
Transfers from (to) separate accounts	33	—	—	9	55	**97**
Interest credited	82	82	71	32	93	**360**
Other	1	—	21	—	1	**23**
Balance as of December 31, 2022	**2,920**	**2,732**	**6,848**	**2,309**	**1,959**	**16,768**
Other business [1]	—	812	—	—	12,784	**13,596**
Adjusted balance	**$ 2,920**	**$ 3,544**	**$ 6,848**	**$ 2,309**	**$ 14,743**	**$ 30,364**
Less: reinsurance recoverables	(1,169)	(3,054)	(4,946)	(1,723)	(12,940)	**(23,832)**
Adjusted balance, net of reinsurance	**$ 1,751**	**$ 490**	**$ 1,902**	**$ 586**	**$ 1,803**	**$ 6,532**

F-65

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Other Policyholder Funds and Benefits Payable (continued)

	Variable Annuities	Fixed Deferred Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2023	**$ 2,920**	**$ 2,732**	**$ 6,848**	**$ 2,309**	**$ 1,959**	**$ 16,768**
Deposits	2	—	469	243	2	**716**
Policy charges	(1)	—	(11)	—	(23)	**(35)**
Surrenders and other benefits	(535)	(549)	(830)	(320)	(84)	**(2,318)**
Transfers from (to) separate accounts	—	—	—	7	42	**49**
Interest credited	84	72	105	25	95	**381**
Other	—	1	5	(3)	(2)	**1**
Balance as of December 31, 2023	**2,470**	**2,256**	**6,586**	**2,261**	**1,989**	**15,562**
Other business [1]	—	790	—	—	11,755	12,545
Adjusted balance	**$ 2,470**	**$ 3,046**	**$ 6,586**	**$ 2,261**	**$ 13,744**	**$ 28,107**
Less: reinsurance recoverables	(993)	(2,640)	(4,764)	(1,574)	(11,925)	(21,896)
Adjusted balance, net of reinsurance	**$ 1,477**	**$ 406**	**$ 1,822**	**$ 687**	**$ 1,819**	**$ 6,211**

[1] Represents the account value of fully reinsured blocks whose activity is not included in the table above. These blocks were reinsured prior to 2022.

The following table presents the weighted-average crediting rate, NAR, and CSV for PABs, by product:

	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
		As of December 31, 2023				
Weighted-average crediting rate	3.5 %	2.9 %	1.6 %	1.1 %	4.8 %	**2.4 %**
Net amount at risk [1]	$ —	$ —	$ —	$ —	$ 915	**$ 915**
Cash surrender value [2]	$ 2,456	$ 2,198	$ 6,437	$ —	$ 521	**$ 11,612**
		As of December 31, 2022				
Weighted-average crediting rate	3.1 %	2.8 %	1.0 %	1.4 %	4.8 %	**2.2 %**
Net amount at risk [1]	$ —	$ —	$ —	$ —	$ 947	**$ 947**
Cash surrender value [2]	$ 2,910	$ 2,649	$ 6,696	$ —	$ 532	**$ 12,787**

[1] NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date. The NAR associated with MRBs are presented within Note 12 - Market Risk Benefits. NAR for Variable Annuities is based on total account balances and includes both policyholder account balances and separate account balances.

[2] CSV represents the amount of the contractholder's account balance distributable at the consolidated balance sheet date, less certain surrender charges.

F-66

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Other Policyholder Funds and Benefits Payable (continued)

The following presents the balance of account values by range of guaranteed minimum crediting rates ("GMCR") and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums.

	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point to 50 Basis Points Above	51 Basis Points to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
		As of December 31, 2023				
Variable Annuities	Less than 2.0%	$ 60	$ 96	$ —	$ —	$ 156
	2.0% - 4.0%	2,122	143	49	—	2,314
	Greater than 4.0%	—	—	—	—	—
	Total	**2,182**	**239**	**49**	**—**	**2,470**
Fixed Deferred Annuities	Less than 2.0%	7	2	2	3	14
	2.0% - 4.0%	1,928	73	225	10	2,236
	Greater than 4.0%	6	—	—	—	6
	Total	**1,941**	**75**	**227**	**13**	**2,256**
Fixed Indexed Annuities	Less than 2.0%	136	—	119	416	671
	2.0% - 4.0%	560	3	11	—	574
	Greater than 4.0%	—	—	—	—	—
	Total	**696**	**3**	**130**	**416**	**1,245**
Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	757	—	—	—	757
	Greater than 4.0%	1,232	—	—	—	1,232
	Total	**$ 1,989**	**$ —**	**$ —**	**$ —**	**$ 1,989**
		As of December 31, 2022				
Variable Annuities	Less than 2.0%	$ 175	$ 20	$ —	$ —	$ 195
	2.0% - 4.0%	2,544	178	3	—	2,725
	Greater than 4.0%	—	—	—	—	—
	Total	**2,719**	**198**	**3**	**—**	**2,920**
Fixed Deferred Annuities	Less than 2.0%	13	3	2	—	18
	2.0% - 4.0%	2,634	35	38	—	2,707
	Greater than 4.0%	7	—	—	—	7
	Total	**2,654**	**38**	**40**	**—**	**2,732**
Fixed Indexed Annuities	Less than 2.0%	160	1	88	136	385
	2.0% - 4.0%	857	6	12	—	875
	Greater than 4.0%	—	—	—	—	—
	Total	**1,017**	**7**	**100**	**136**	**1,260**
Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	749	—	—	—	749
	Greater than 4.0%	1,210	—	—	—	1,210
	Total	**$ 1,959**	**$ —**	**$ —**	**$ —**	**$ 1,959**

F-67

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Market Risk Benefits

The following table presents a reconciliation of the gross MRB, by product and asset and liability position:

	As of December 31,					
	2023			2022		
	Variable Annuities	Fixed Indexed Annuities	Total	Variable Annuities	Fixed Indexed Annuities	Total
Asset position	$ 576	$ 2	$ 578	$ 321	$ 4	$ 325
Liability position	529	545	1,074	711	493	1,204
Net asset	**$ 47**	**$ —**	**$ —**	**$ —**	**$ —**	**$ —**
Net liability	**$ —**	**$ 543**	**$ 496**	**$ 390**	**$ 489**	**$ 879**

The following table presents a rollforward of the net MRB liability, by product:

	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2022	**$ 617**	**$ 845**	**$ 1,462**
Balance at January 1, 2022, before effect of changes in the instrument-specific credit risk	**661**	**845**	**1,506**
Issuances	10	—	**10**
Interest accrual	9	15	**24**
Attributed fees collected	232	8	**240**
Benefit payments	(109)	(72)	**(181)**
Effect of changes in interest rates	(709)	(248)	**(957)**
Effect of changes in equity markets	477	(40)	**437**
Effect of changes in equity index volatility	120	1	**121**
Actual policyholder behavior different from expected behavior	(142)	11	**(131)**
Effect of changes in future expected policyholder behavior	5	—	**5**
Effect of changes in other future expected assumptions	(30)	(1)	**(31)**
Balance as of December 31, 2022, before effect of changes in the instrument-specific credit risk	**$ 524**	**$ 519**	**$ 1,043**
Cumulative effect of changes in the instrument-specific credit risk	(134)	(30)	**(164)**
Balance as of December 31, 2022	**$ 390**	**$ 489**	**$ 879**
Less: ceded market risk benefits	(527)	(367)	**(894)**
Balance as of December 31, 2022, net of reinsurance	**$ (137)**	**$ 122**	**$ (15)**

F-68

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Market Risk Benefits (continued)

	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2023	**$ 390**	**$ 489**	**$ 879**
Balance as of January 1, 2023, before effect of changes in the instrument-specific credit risk	**524**	**519**	**1,043**
Issuances	(10)	—	**(10)**
Interest accrual	13	29	**42**
Attributed fees collected	295	7	**302**
Benefit payments	(107)	(58)	**(165)**
Effect of changes in interest rates	(19)	(12)	**(31)**
Effect of changes in equity markets	(619)	19	**(600)**
Effect of changes in equity index volatility	(128)	2	**(126)**
Actual policyholder behavior different from expected behavior	17	13	**30**
Effect of changes in future expected policyholder behavior	(10)	21	**11**
Effect of changes in future expected assumptions	5	(8)	**(3)**
Balance as of December 31, 2023, before effect of changes in the instrument-specific credit risk	**$ (39)**	**$ 532**	**$ 493**
Cumulative effect of changes in the instrument-specific credit risk	(8)	11	**3**
Balance as of December 31, 2023	**$ (47)**	**$ 543**	**$ 496**
Less: ceded market risk benefits	(240)	(408)	**(648)**
Balance, net of reinsurance	**$ (287)**	**$ 135**	**$ (152)**

The following table presents the NAR and weighted average attained age of contractholders for MRBs, by product:

	Variable Annuities	Fixed Indexed Annuities	Total
As of December 31, 2022			
Net amount at risk [1]	$ 976	$ 213	**$ 1,189**
Weighted average attained age of contractholders *(in years)*	74.1	71.8	**72.8**
As of December 31, 2023			
Net amount at risk [1]	$ 389	$ 195	**$ 584**
Weighted average attained age of contractholders *(in years)*	74.4	72.4	**72.2**

[1] *NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date, net of reinsurance impacts. For products with multiple guarantees, the net amount at risk is based on the benefit with the highest net amount at risk. The VA net amount at risk represents the death benefit portion of the contract, as contracts with a withdrawal benefit also contain a death benefit. The FIA net amount of risk represents the withdrawal portion of the contract. The total represents the combined net amount at risk of VA and FIA.*

The Company's MRBs primarily relate to VA contracts with GMDB, GMIB, and GMWB guarantee features and FIA contracts with GLWB features and two-tier annuitization benefits. As described in Note 1 - Basis of Presentation and Significant Accounting Policies, MRBs and the related reinsurance are calculated using fair value measurement principles, which considers the price paid that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value of these MRBs are calculated as the present value of expected benefit payments, less the present value of expected fees attributable to the MRB. The determination of the fair value of MRBs requires the use of inputs related to fees and assessments, and assumptions in determining the expected benefits, in excess of the projected account balance.

Fair values for VA and FIA contract benefits are calculated using internally developed models because active, observable markets do not exist for the MRB. Many of these assumptions are established using accepted actuarial valuation methods and are considered unobservable inputs to the fair value measurement. Therefore, the fair value estimate of MRBs are

F-69

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Market Risk Benefits (continued)

classified as a level 3 measurement within the fair value hierarchy and the determination of the significant inputs included in the fair value measurement requires the use of management's judgment. Assumptions are mostly based on policyholder experience and pricing assumptions, which are updated for actual experience, if necessary.

The significant inputs to the valuation models for these MRBs include actuarially determined assumptions for contractholder behavior, as well as lapse rates, benefit utilization rates, surrender rates, and mortality rates. In addition, significant inputs include capital market assumptions, such as interest rate levels and market volatility assumptions.

Variable Annuities

The Company's VA contracts include variable insurance contracts both entered into directly between the Company and an individual policyholder or assumed through reinsurance with other insurers, including assumed separate account products. Products provide a current or future income stream based on the value of the individual's contract at annuitization, and can include a variety of guaranteed minimum death and withdrawal benefits.

The Company's VA contracts sold to individuals mostly provide GMDBs during the accumulation period that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). In addition, some of the VA contracts provide a GMWB, whereby if the account value is reduced to a specified level through a combination of market declines and withdrawals, the contractholder is entitled to a guaranteed remaining balance, which is generally equal to premiums less withdrawals. Many policyholders with a GMDB also have a GMWB. These benefits are not additive as policyholders that have a product with both guarantees can receive, at most, the greater of the GMDB or GMWB.

Fixed Indexed Annuities

FIA contracts the Company assumes represent annuity contracts issued by another insurance company under which the Company assumes through reinsurance a quota share of the liabilities. These annuity contracts have a cash value that appreciates based on a GMCR, or the performance of various equity market indices, such as the S&P 500. FIAs generally protect the contract owner against loss of principal and may include GMWBs or enhanced annuitization benefits.

For FIA contracts, assumptions include projected equity returns which impact cash flows attributable to indexed strategies, implied equity volatilities, expected index credits and future equity option costs.

The models are based on a risk neutral valuation framework and incorporate risk premiums inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. A risk margin is incorporated within the discount rate to reflect uncertainty in the projected cash flows, as well as credit spreads to reflect nonperformance risk, for the Company and reinsurer for the Company's reinsurance transaction.

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances (refer to Note 5 - Fair Value Measurements for a rollforward of ceded MRBs):

Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
			As of December 31, 2023		
Variable annuities (net of reinsurance):					
$(287)	Discounted cash flows	Withdrawal utilization [2]	1.0% to 46.0%	15.6%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 40.0%	6.0%	Decrease
		Market volatility [5]	10.5% to 26.9%	20.4%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.6%	Decrease
		Mortality rate [7]	0.0% to 62.5%	1.4%	Decrease
Fixed indexed annuities:					
$135	Discounted cash flows	Withdrawal utilization [2]	0.0% to 42.4%	2.7%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.5%	Increase
		Lapse rates [4]	0.0% to 30.0%	3.5%	Decrease
		Market volatility [5]	4.9% to 25.6%	16.7%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.7%	Increase
		Mortality rate [7]	0.0% to 40.0%	2.5%	Decrease
		Option budgets [8]	0.0% to 3.8%	1.9%	Increase

F-70

As of December 31, 2022 Variable annuities (net of reinsurance): $(137) Discounted cash flows Withdrawal utilization [2] 1.8% to 63.0% 22.5% Increase Withdrawal rates [3] 0.0% to 8.0% 4.0% Increase Lapse rates [4] 0.0% to 40.0% 4.5% Decrease Market volatility [5] 18.5% to 28.4% 23.3% Increase Nonperformance risk [6] 0.4% to 3.2% 2.2% Decrease Mortality rate [7] 0.0% to 100.0% 1.3% Decrease Fixed indexed annuities: $122 Discounted cash flows Withdrawal utilization [2] 0.0% to 29.1% 3.5% Increase Withdrawal rates [3] 0.0% to 20.0% 5.6% Increase Lapse rates [4] 0.5% to 36.0% 4.6% Decrease Market volatility [5] 4.5% to 23.6% 15.8% Increase Nonperformance risk [6] 0.4% to 3.2% 2.2% Increase Mortality rate [7] 0.0% to 39.8% 3.1% Decrease Option budgets [8] 0.5% to 3.8% 2.0% Increase Fair Value Predominant Valuation Technique Significant Unobservable Input Range Weighted Average Impact of Increase in Input on Fair Value [1] [1] Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. [2] Range represents assumed percentages of policyholders taking withdrawals. [3] Range represents assumed annual percentage of allowable amount withdrawn. [4] Range represents assumed annual percentages of policyholders electing a full surrender. [5] Range represents implied market volatilities for equity indices based on multiple pricing sources. [6] Range represents Company credit spreads. [7] Mortality rates vary by age and by demographic characteristics, such as gender. The range shown reflects the mortality rate for policyholders. Mortality rate assumptions are set based on policyholder experience. [8] Range represents assumed annual budget for index options. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 12. Market Risk Benefits (continued) F-71

Collateralized Advances The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2023 (Successor Company), the Company had no advances outstanding under the FHLBB facility. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 13. Debt F-72

The following table presents the components of income tax expense (benefit) reported in the Company consolidated statements of operations: Successor Company Predecessor Company For the Years Ended December 31, For the Period of July 1, 2021 to December 31, 2021 For the Six Months Ended June 30, 2021Income Tax Expense (Benefit) 2023 2022 Current - U.S. Federal $ (2) $ (17) $ (86) $ — Deferred - U.S. Federal (37) 124 174 30 Total income tax (benefit) expense $ (39) $ 107 $ 88 $ 30 Deferred tax assets and liabilities on the consolidated balance sheet consist of the following: Successor Company December 31, 2023 December 31, 2022 Deferred Tax Assets Tax basis deferred policy acquisition costs $ 142 $ 129 VOBA and reserves 174 141 Net operating loss carryover 28 1 Employee benefits 4 4 Foreign tax credit carryover 22 16 Net unrealized loss on investments 523 703 Deferred reinsurance gain 239 264 Total deferred tax assets 1,132 1,258 Valuation Allowance — — Net Deferred Tax Assets 1,132 1,258 Deferred Tax Liabilities Investment related items (295) (366) Other (9) (13) Total deferred tax liabilities (304) (379) Net deferred tax asset $ 828 $ 879 The statute of limitations on the examination of federal tax returns is closed through the 2019 tax year, with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the financial statements for any potential adjustments that may result from tax examinations and other tax- related matters for all open tax years. As of December 31, 2023 and 2022, the Company had no reserves for uncertain tax positions. As of December 31, 2023 and 2022, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months. The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the years ended December 31, 2023 and 2022, the period of July 1, 2021 to December 31, 2021, and the six months ended June 30, 2021. The Company had no interest payable as of December 31, 2023 and 2022. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 14. Income Taxes F-73

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14. Income Taxes (continued)

The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.

Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:

Net Operating Loss Carryover

As of December 31, 2023 and 2022, the net deferred tax asset included the expected tax benefit related to NOLs of $132 and $3, respectively. The NOLs were generated in 2018 and subsequent years. The losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. As of December 31, 2023 and 2022, $62 and $3, respectively, of the losses are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.

Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its NOL carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.

Foreign Tax Credit Carryover

As of December 31, 2023 and 2022, the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $22 and $16, respectively.

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
	2023	2022		
Tax provision at U.S. Federal statutory rate	$ 1	$ 152	$ 107	$ 45
Dividends received deduction ("DRD")	(34)	(38)	(16)	(14)
Foreign related investments	(6)	(7)	(2)	(1)
Other	—	—	(1)	—
Provision for income taxes	**$ (39)**	**$ 107**	**$ 88**	**$ 30**

The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

Corporate Alternative Minimum Tax ("CAMT")

The Inflation Reduction Act of 2022 introduced a 15% CAMT among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income ("AFSI") of certain corporations with average annual AFSI over a three-year period in excess of $1 billion ("applicable corporations"). The Company has determined that it is not an applicable corporation and therefore not subject to CAMT for the period ending December 31, 2023. Since enactment of the CAMT, the US Treasury Department and the IRS continue to issue guidance to the public. The Company will continue to evaluate the guidance and assess its impact, if any in future years.

F-74

Contingencies Relating to Corporate Litigation and Regulatory Matters Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses. Litigation The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company. On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in two putative class action lawsuits in the United States District Courts for the District of Connecticut and the District of Massachusetts. These cases are captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. (CT) and Guitang v. Talcott Resolution Life Insurance Company (MA). The lawsuits relate to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a third-party service provider for Talcott Resolution, uses the MOVEit file transfer system in the performance of its services. PBI has used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law. Plaintiffs seek to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiffs allege that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaints assert claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend these actions. The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods. Unfunded Commitments As of December 31, 2023, the Company had outstanding commitments totaling $1,055, of which $559 was committed to investment funds, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $380 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $116 are related to mortgage loans. Guaranty Fund and Other Insurance-Related Assessments In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state. Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the consolidated balance sheets. As of December 31, 2023 and 2022 (Successor Company), the liability balance was $4 and $4, respectively. As of December 31, 2023 and 2022 (Successor Company) amounts related to premium tax offsets of $1 and $1, respectively, were included in other assets on the consolidated balance sheets. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 15. Commitments and Contingencies F-75

Derivative Commitments Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2023 (Successor Company) was $294. Of this $294, the legal entities have posted collateral of $461 in the normal course of business. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities. TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 15. Commitments and Contingencies (continued) F-76

Intercompany Liquidity Agreements In 2022, the Company entered into several short-term affiliated intercompany liquidity agreements, permitting TL to borrow a maximum of $1.5 billion and lend a maximum of $500 and the Company's subsidiary to borrow a maximum of $600 and lend a maximum of $200. As of December 31, 2023 and 2022 (Successor Company), the Company did not borrow any amounts under the intercompany liquidity agreements. As of December 31, 2023 (Successor Company), the Company’s affiliate had outstanding amounts borrowed of $440 from the Company. During 2023, an affiliate repaid $160 associated with previously issued loans. Parent Company Transactions As of December 31, 2023 and 2022 (Successor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021, the reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company. TLI's wholly-owned subsidiary Talcott Administration Services Company, LLC ("TASC") provides insurance administration services and support for the Company and became a related party on October 21, 2021. For the years ended December 31, 2023 and 2022 (Successor Company) and the period from October 1, 2021 to December 31, 2021 (Successor Company), fees incurred for these services were $52, $53 and $14, respectively. For information related to affiliated reinsurance arrangements with the Company's parent company, TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 6 - Reinsurance of Notes to Consolidated Financial Statements. For information related to capital contributions to the parent company, see the Dividends section of Note 17 - Statutory Results of Notes to Consolidated Financial Statements. Sixth Street Transactions As a result of the Sixth Street Acquisition described in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company considers entities affiliated with Sixth Street as related parties. As described below, since the date of the Sixth Street Acquisition, the Company has entered into certain agreements with and made certain investments in Sixth Street affiliates. The Company has investment management service agreements with a Sixth Street affiliate, in order to diversify the Company’s investment management capabilities and to leverage the specialty knowledge of Sixth Street with respect to certain asset classes. For the years ended December 31, 2023 and 2022 (Successor Company) and the period of July 1, 2021 to December 31, 2021 (Successor Company), the Company recorded expenses related to these agreements of $2, $1 and $0, respectively. As of December 31, 2023 and 2022 (Successor Company), amounts payable under the agreements were $1 and $0, respectively. For the years ended December 31, 2023 and 2022 (Successor Company), the Company made certain investments totaling $87 and $12, respectively, that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2023 and 2022 (Successor Company), outstanding commitments for these investments were $118 and $49, respectively. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 16. Related Party Transactions F-77

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

17. Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory net income (loss) and statutory capital for the Company's U.S. insurance subsidiaries are as follows:

	Successor Company			Predecessor Company
	For the Years Ended December 31,		For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
(In millions)	2023	2022		
Combined statutory net income (loss)	$ 48	$ 441	$ (426)	$ (2)

	Successor Company	
	As of December 31,	
	2023	2022
Statutory capital [1]	$ 2,188	$ 2,738

[1] The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $27 and $40 as of December 31, 2023 and 2022 (Successor Company), respectively.

Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where U.S. GAAP allows for the deferral of these amounts.

Regulatory Capital Requirements

The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital ("TAC") to its authorized control level RBC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences ("Company Action Level") is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2023 and 2022 (Successor Company) .The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

F-78

Dividends The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company. The Company is permitted to pay up to a maximum of $571 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $429 in dividends, as determined by the above mentioned insurance regulations. On July 6, 2023 (Successor Company), TL's subsidiary declared and paid TL a dividend of $95 and the Company declared and paid a $575 dividend to its parent, TR Re. On December 29, 2023 (Successor Company), the Company's subsidiary, American Maturity Life Insurance Company ("AML"), declared and paid TL a dividend of $36. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 17. Statutory Results (continued) F-79

The following provides the details and changes in AOCI: Successor Company Predecessor Company For the Years Ended December 31, For the Period of July 1, 2021 to December 31, 2021 For the Six Months Ended June 30, 20212023 2022 Unrealized gain or loss on AFS securities, without an ACL: Beginning balance $ (2,622) $ (16) $ — $ 1,282 Other comprehensive income (loss) before reclassifications 310 (3,710) (21) (301) Reclassification adjustments 544 412 2 (47) Income tax benefit (expense) (179) 692 3 73 Ending balance (1,947) (2,622) (16) 1,007 Gain related to discount rate for reserve for future policy benefits: Beginning balance 859 (14) — — Other comprehensive income (loss) before reclassifications (268) 1,105 (18) — Income tax benefit (expense) 56 (232) 4 — Ending balance 647 859 (14) — Gain related to credit risk for market risk benefits: Beginning balance 131 35 — — Other comprehensive income (loss) before reclassifications (168) 121 44 — Income tax benefit (expense) 35 (25) (9) — Ending balance (2) 131 35 — Unrealized gain (loss) on cash flow hedges: Beginning balance (27) — — (1) Other comprehensive income (loss) before reclassifications 5 (34) — — Reclassification adjustments — — — 1 Income tax benefit (expense) (1) 7 — — Ending balance (23) (27) — — Accumulated other comprehensive income (loss): Beginning balance (1,659) 5 — 1,281 Other comprehensive income (loss) before reclassifications (121) (2,518) 5 (301) Reclassification adjustments 544 412 2 (46) Income tax benefit (expense) (89) 442 (2) 73 Ending balance $ (1,325) $ (1,659) $ 5 $ 1,007 TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 18. Changes in and Reclassifications From Accumulated Other Comprehensive Income F-80

The Company recognizes revenue from contracts with customers when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services. Successor Company Predecessor Company For the Years Ended December 31, For the Period of July 1, 2021 to December 31, 2021 For the Six Months Ended June 30, 2021(In millions) 2023 2022 Administration and distribution services fees $ 94 $ 76 $ 45 $ 44 The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 19. Revenue from Contracts with Customers F-81

The Company has evaluated subsequent events through April 24, 2024, the date the consolidated financial statements were issued. On January 1, 2024, the Company sold its subsidiary AML to TLI. As noted in Note 17 - Statutory Results, prior to the sale, AML paid TL a dividend of $36. TALCOTT RESOLUTION LIFE INSURANCE COMPANY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued) 20. Subsequent Event F-82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM To the Board of Directors and Stockholder of Talcott Resolution Life Insurance Company Opinion on the Financial Statement Schedules We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2023 and 2022, and for each of the years ended December 31, 2023 and 2022 (Successor Company), and the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and have issued our report thereon dated April 24, 2024 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. /s/ DELOITTE & TOUCHE LLP Hartford, CT April 24, 2024 S-1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY SCHEDULE I SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN RELATED PARTIES ($ in millions) Successor Company As of December 31, 2023 Type of Investment Cost [1] Fair Value Amount at Which Shown on Balance Sheet Fixed Maturities Bonds and notes: U.S. government and government agencies and authorities (guaranteed and sponsored) $ 1,340 $ 1,010 $ 1,010 States, municipalities and political subdivisions 961 803 803 Foreign governments 442 404 404 Public utilities 1,599 1,331 1,331 All other corporate bonds 9,637 8,205 8,205 All other mortgage-backed and asset-backed securities 3,347 3,092 3,092 Total fixed maturities, available-for-sale 17,326 14,845 14,845 Fixed maturities, at fair value using fair value option 230 225 225 Total fixed maturities 17,556 15,070 15,070 Equity Securities Common stocks: Industrial, miscellaneous and all other 21 22 22 Non-redeemable preferred stocks 182 160 160 Total equity securities, at fair value 203 182 182 Mortgage loans 2,045 2,019 Policy loans 1,534 1,534 Other investments 35 35 35 Short-term investments 741 741 741 Investment funds, at fair value using fair value option 262 232 232 Investment funds accounted for under the equity method 1,145 1,145 Total investments $ 23,521 $ 20,958 [1] Cost of fixed maturity securities, including those accounted for using the FVO, represents amortized costs. For equity securities, cost represents original cost. For investment funds, including those accounted for using the FVO, cost represents original cost adjusted for equity in earnings and distributions. Cost of mortgage loans represents the amortized cost and excludes the allowance for credit losses ("ACL") of $26. For further information, refer to Schedule V - Valuation and Qualifying Accounts. S-2

TALCOTT RESOLUTION LIFE INSURANCE COMPANY SCHEDULE IV REINSURANCE ($ In millions) Direct Amount Ceded to Other Companies Assumed From Other Companies Net Amount Percentage of Amount Assumed to Net For the Year Ended December 31, 2023 (Successor Company) Life insurance in-force $ 214,278 $ 150,452 $ 147 $ 63,973 — % Insurance Revenues Life insurance and annuities $ 2,201 $ 1,880 $ 413 $ 734 56 % Accident health insurance 11 11 — — — % Total insurance revenues $ 2,212 $ 1,891 $ 413 $ 734 56 % For the Year Ended December 31, 2022 (Successor Company) Life insurance in-force $ 222,398 $ 158,750 $ 155 $ 63,803 — % Insurance Revenues Life insurance and annuities $ 2,271 $ 1,873 $ 210 $ 608 35 % Accident health insurance 12 12 — — — % Total insurance revenues $ 2,283 $ 1,885 $ 210 $ 608 35 % For the Period of July 1, 2021 to December 31, 2021 (Successor Company) Life insurance in-force $ 232,607 $ 166,822 $ 158 $ 65,943 — % Insurance Revenues Life insurance and annuities $ 1,194 $ 803 $ 69 $ 460 15 % Accident health insurance 3 3 — — — % Total insurance revenues $ 1,197 $ 806 $ 69 $ 460 15 % For the Six Months Ended June 30, 2021 to December 31, 2021 (Predecessor Company) Life insurance in-force $ 236,517 $ 170,776 $ 166 $ 65,907 — % Insurance Revenues Life insurance and annuities $ 1,202 $ 804 $ 64 $ 462 14 % Accident health insurance 8 8 — — — % Total insurance revenues $ 1,210 $ 812 $ 64 $ 462 14 % S-3

TALCOTT RESOLUTION LIFE INSURANCE COMPANY SCHEDULE V VALUATION AND QUALIFYING ACCOUNTS ($ In millions) For the Year Ended December 31, 2023 (Successor Company) 2023 Balance January 1, Charged to Costs and Expenses Write-offs/ Payments/ Other Balance December 31, Allowance for credit losses ("ACL") on fixed maturities, AFS $ — $ 17 $ (1) $ 16 ACL on mortgage loans 15 11 — 26 ACL on reinsurance recoverables 21 — (3) 18 For the Year Ended December 31, 2022 (Successor Company) 2022 Balance January 1, Charged to Costs and Expenses Write-offs/ Payments/ Other Balance December 31, Allowance for credit losses ("ACL") on fixed maturities, AFS $ — $ 1 $ (1) $ — ACL on mortgage loans 12 3 — 15 ACL on reinsurance recoverables 35 — (14) 21 For the Period of July 1, 2021 to December 31, 2021 (Successor Company) 2021 Balance July 1, Charged to Costs and Expenses Write-offs/ Payments/ Other Balance December 31, ACL on fixed maturities, AFS $ — $ — $ — $ — ACL on mortgage loans 12 — — 12 ACL on reinsurance recoverables 34 1 — 35 For the Six Months Ended June 30, 2021 (Predecessor Company) 2021 Balance January 1, Charged to Costs and Expenses Write-offs/ Payments/ Other Balance June 30, ACL on fixed maturities, AFS $ 1 $ — $ — $ 1 ACL on mortgage loans 17 (6) — 11 ACL on reinsurance recoverables 7 — — 7 S-4